UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08257

GE INSTITUTIONAL FUNDS

(Exact name of registrant as specified in charter)

1600, SUMMER STREET, STAMFORD, CONNECTICUT, 06905

(Address of principal executive offices) (Zip code)

GE ASSET MANAGEMENT,

1600, SUMMER STREET, STAMFORD, CONNECTICUT, 06905

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-242-0134

Date of fiscal year end: 09/30

Date of reporting period: 09/30/12

ITEM 1.	REPORTS TO STOCKHOLDERS

GE Institutional Funds

Letter from the President

Michael J. Cosgrove Chairman, GE Institutional Funds

Dear Shareholder:

Attached is the annual report for GE Institutional Funds for the twelve-month period ended September 30, 2012. The report contains information about the performance of each GE Institutional Fund and other fund data, along with portfolio manager commentary. In addition, we have provided below an overview of the market developments that contributed to investment performance during the last fiscal year, along with our investment outlook for the coming months.

Market Overview

Thus far, 2012 has been another year of notable volatility for financial markets. For the third consecutive year, global equity markets performed well in the first quarter, but lost momentum in the second quarter. Sovereign debt worries in Europe returned with a vengeance in the second quarter, causing equity markets to retreat. Disappointing growth indicators in the U.S. and the slowdown in China also contributed to the pullback. Low expectations created a springboard for stocks to rebound in the third quarter, as the worst of investor fears failed to materialize and equity markets advanced.

Fourth Quarter 2011 Review

Despite the failure of the U.S. Senate’s “Super Committee” to adequately address the nation’s budget deficit, U.S. equity markets rallied in the fourth quarter as some positive economic data led to a more optimistic outlook. Manufacturing data climbed throughout the quarter, indicating expansion. Unemployment numbers, while still historically high, improved as the unemployment rate fell to 8.5% and weekly jobless claims also fell throughout the quarter. Europe dominated the headlines during the fourth quarter as increasing spreads on yields for sovereign debt spurred the European Central Bank (ECB) and other central banks to take action. The ECB cut Eurozone interest rates to 1.00%. Perhaps more importantly, in December the ECB announced new additional liquidity measures, notably the introduction of two 36-month refinancing operations, and an easing of bank collateral requirements. Over 500 banks participated in the first operation and the ECB awarded $489 billion in funding which allowed banks to replace maturing debt at a lower rate as well as providing additional funding. This eased some concerns about the health of European banks, but did not fully address all sovereign debt concerns. As a result, several nations including Italy and Spain stepped up their implementation of austerity measures in order to reduce fiscal deficits.

During the fourth quarter, the S&P 500 Index rose 11.8%. Outside the U.S., the MSCI EAFE Index rose only 3.3%, held back by concerns in Europe and weak growth in Japan. The Barclays U.S. Aggregate Bond Index gained 1.1%.

First Quarter 2012 Review

The first quarter of 2012 saw a continuation of the equity markets rally that began in the fourth quarter of 2011, as signs of economic acceleration in the U.S. and apparent progress in Europe’s debt crisis provided encouragement to many investors. Most equity indices posted double-digit returns in the first quarter, and the S&P 500 Index posted its largest quarterly advance since 1998. U.S. economic performance was the main positive surprise of the first quarter. In particular, the U.S. labor market appeared to be slowly gaining strength. The unemployment rate fell from 8.5% in December 2011 to 8.2% in March 2012 and weekly initial jobless claims trended lower. In Europe, a second round of the ECB’s Long Term Refinancing Operation in February proved effective in providing liquidity for the banking system and reducing systemic risk in the banking sector. This facilitated several successful auctions of sovereign debt - especially from Spain and Italy – at lower yields than possible in previous months. Additionally, Greece’s second bailout package was completed in March after 86% of Greek bond holders agreed to the terms of the debt swap.

The S&P 500 Index gained 12.6% in the first quarter. Outside of the U.S., the MSCI EAFE Index rose 10.9%. Within fixed income, the Barclays U.S. Aggregate Bond Index was up just 0.3% in the first quarter.

Second Quarter 2012 Review

The market’s optimism in the first quarter gave way to a setback in the second quarter amid increasing concerns about the Eurozone, slower growth in China and a muted U.S. economic recovery. In the U.S., a preponderance of weaker economic signals caused the Federal Reserve to lower its forecast for U.S. GDP growth in 2012 from 2.9% to 2.4% and, as a result, led the markets to hope for another round of quantitative easing to boost the economy again. However, to the disappointment of the markets, the Federal Reserve committed only to extend its bond-swapping program known as Operation Twist. European politics had a major influence on global markets during the course of the quarter. General elections in France and Greece, and regional elections in Germany and Italy, all showed a surge in popularity for anti-austerity parties and threatened to undermine the political effectiveness of the European Union. In May, the potential repercussions of the General Election in Greece caused a pullback in world stock markets. However, it was the plight of the Spanish banking sector that unnerved investors the most during the second half of the quarter. Following the sudden bailout of Bankia, Spain’s fourth largest lender, ratings agency Moody’s downgraded the Spanish banking sector, Fitch downgraded Spanish sovereign debt to BBB and the yield on Spanish 10-year bonds approached 7%. Pressure on the Spanish banking sector was alleviated somewhat with the announcement of

This does not constitute a part of the Funds’ Shareholder Report

GE Institutional Funds

Letter from the President (Continued)

an EU-led bailout of up to Eur100bn. Global markets rallied strongly on the last day of the quarter on the news that European Leaders took important steps toward financial integration, although the proposals fell short of a Eurozone-wide debt sharing policy.

During the second quarter, risk aversion was evident, sending the S&P 500 Index down 2.8% and pushing the Barclays U.S. Aggregate Bond Index up 2.1%. The MSCI EAFE Index fell 7.1%.

Third Quarter 2012 Review

A flood of central bank policy actions drove financial markets in the third quarter. The catalyst for a strong rally in global equity markets came in July with the commitment from ECB President, Mario Draghi, to do ‘whatever it takes’ to save the European single currency. Stimulatory action from other central banks fuelled the rally as the quarter progressed. The unveiling of the ECB’s plans in September to stabilize troubled Eurozone bond markets did not disappoint investors. The ECB confirmed that it was prepared to purchase unlimited quantities of shorter-dated bonds, under strict conditions, to ease funding conditions on governments that sought help from the EU. The ECB’s program of bond-buying will be used only to support countries that have agreed to a bailout package with the European Financial Stability Facility which includes appropriate economic reforms. Following on from this development, the last big hurdle to the establishment of the Eurozone’s Eur500bn rescue fund was cleared when the German constitutional court dismissed attempts to block the creation of the European Stability Mechanism. In the United States, disappointing non-farm payrolls in August precipitated a much-awaited package of new stimulus measures for the U.S. economy from the Federal Reserve. These measures entail the purchase of mortgage-backed securities (MBS) at a pace of $40bn per month with immediate effect, on top of the $25bn per month already being invested, with a pledge to buy more should economic conditions require it. Unlike previous stimulus programs, this third round of quantitative easing (QE3) does not have a defined limit and will continue until the labor market improves. Existing stimulus measures will continue in the form of Operation Twist, and the prevailing 0-0.25% interest rate regime will be extended into 2015. As a combined package, these measures exceeded many forecasters’ expectations, and the U.S markets moved sharply higher on the news. In Asia, positive news was less forthcoming. Economic data has resolutely pointed to economic deterioration in both China and Japan. Despite some rhetoric from Chinese policy makers acknowledging the difficult economic environment, there has been little indication of imminent monetary stimulus from the Chinese authorities to alleviate an economic decline that is becoming the major source of concern for the global economic outlook. In Japan, however, the Bank of Japan did finally respond to a succession of poor industrial output and activity data by unexpectedly expanding its asset-purchase program significantly until the end of 2013.

The S&P 500 Index gained 6.4% in the third quarter. Outside of the U.S., the MSCI EAFE Index rose 6.9%. Within fixed income, the Barclays U.S. Aggregate Bond Index was up 1.6% in the third quarter.

As shown in the table below, financial markets posted disparate results for the six- and 12-month periods ended September 30, 2012, as concerns about Eurozone instability caused markets to retreat in the second quarter.

Total Returns (%) as of September 30, 2012	6-month	12-month
U.S. equities (S&P 500 Index)	3.4	30.2
Global equities (MSCI World Index)	1.3	21.6
International equities (MSCI EAFE Index)	(0.7)	13.8
Small-cap U.S. equities (Russell 2000 Index)	8.5	(2.1)
U.S. fixed income (Barclays U.S. Aggregate Bond Index)	3.7	5.2
U.S. short-term government fixed income (Barclays 1-3 Year U.S. Government Bond Index)	0.5	0.7

Outlook

Although the global economy continues to face significant headwinds, central banks are acting aggressively to put a floor under assets and stimulate economic growth after one of the most severe financial crises on record. We believe that markets are still operating within a risk-on/risk-off environment, but for now at least, equity markets seem reassured by the policy actions being taken. We believe equity returns will likely be driven by corporate earnings in the fourth quarter of 2012.

In light of the ECB’s stepped-up efforts to aid the Eurozone, a Spanish bailout now looks possible without causing the market turmoil or contagion that panicked the markets in the second quarter. While further economic deterioration is expected in Europe during 2013 as austerity budgets across Europe are enacted, this may not hold the same fears for investors as before.

It is possible that events outside of Europe could have a greater impact on markets going into 2013. Having navigated through several key European elections this year, markets now will deal with the U.S. Presidential election in November which will set the tone for America’s participation in the global economy in 2013 and beyond. The potential for the election to induce policy inertia as the U.S. ‘fiscal cliff’ is approached early in 2013 may cause some volatility in the markets. In addition, much uncertainty still surrounds the fate of the Chinese economy as it is unclear whether the government leadership changeover that begins in November will bring either stepped-up stimulus or continued restraint.

In closing, let me reaffirm the commitment of all GE Asset Management employees to providing top-quality investment management and services to our clients. We are fundamental, research-driven investors focused on individual security selection

This does not constitute a part of the Funds’ Shareholder Report

GE Institutional Funds

Letter from the President (Continued)

that aims to provide solid results over the long term. As always, thank you for your confidence in trusting us with your financial assets and investing with GE Institutional Funds.

Sincerely,

Michael J. Cosgrove

Chairman, GE Institutional Funds

October 2012

Mike Cosgrove is President of Mutual Funds and Global Investment Programs at GE Asset Management Incorporated (GEAM). Under Global Investments, he is responsible for providing investment advice to all our affiliates worldwide on their pension and defined contribution assets. He is also Chairman of the Board and President of GE Investments Funds, Inc. and the GE Institutional Funds, President of GEAM’s broker-dealer and a Trustee of both the U.S. GE Pension Trust and GE’s U.S. employee defined contribution plan (Savings & Security Program). Mr. Cosgrove serves as a Trustee of Fordham University, Treasurer of GE Foundation, and Treasurer and a Director of the Skin Cancer Foundation. He also serves on the Board of Governors for the Investment Company Institute. Mr. Cosgrove has held several positions within GEAM. Prior to his current position, he most recently served as President and CEO – Mutual Funds and Intermediary Business. In previous GEAM roles, he served as President – Institutional Sales and Marketing and Chief Financial Officer, and was also Deputy Treasurer of GE Company. After completing the GE Financial Management Program, he held a number of managerial positions in finance and sales in the International Operation, including serving as Vice President and Treasurer and later as the Vice President – Countertrade and Barter for the GE Trading Company. He graduated from Fordham University in 1970 with a BS degree in Economics and received his MBA degree from St. John’s University in 1973.

This does not constitute a part of the Funds’ Shareholder Report

GE Institutional Funds

Annual Report

September 30, 2012

GE Institutional Funds

This report has been prepared for shareholders and may be distributed to others only if preceded by or accompanied with a current prospectus and/or summary prospectus.

Notes to Performance	September 30, 2012 (Unaudited)

The information provided on the following performance pages relates to the GE Institutional Funds (the “Funds”, and individually, the “Fund”).

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free (800) 493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor’s (“S&P”) 500® Composite Price Index of stocks (“S&P 500 Index”) is an unmanaged market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is a market capitalization-weighted index consisting of 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000® Index. The Russell 3000® Index is comprised of the 3,000 largest U.S.-domiciled companies.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI® EAFE®) is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors.

The Morgan Stanley Capital International All Country World Index Ex-U.S. (MSCI® ACWI Ex-U.S.) is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI ACWI Ex-U.S. Index includes both developed and emerging markets.

The Barclays U.S. Aggregate Bond Index is an unmanaged market value-weighted index of taxable investment grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The index is designed to represent performance of the U.S. investment-grade fixed rate bond market.

The 90 Day U.S. T-Bill is an unmanaged measure/index of the performance of the most recently auctioned 90 day U.S. Treasury bills (i.e., having a total maturity of 90 days) currently available in the marketplace.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, index returns do not reflect the actual cost of investing in the instruments that comprise an index.

The peer universe of the underlying open end (“OE”) funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2012 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance does not guarantee future results.

The S&P 500® Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500® Index Fund to track general stock market performance.

Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used by GE Asset Management in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in GE Asset Management’s presentation thereof.

The views, expressed in this document, reflect our judgment as of the publication date and are subject to change at any time without notice.

GE Investment Distributors, Inc., member of FINRA, is the principal underwriter and distributor of the GE Institutional Funds and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Funds.

U.S. Equity Fund	(Unaudited)

David B. Carlson

Chief Investment Officer – U.S. Equities

Stephen V. Gelhaus

Senior Vice President

Paul C. Reinhardt

Senior Vice President

The U.S. Equity Fund is managed by a team of portfolio managers that includes David B. Carlson, Stephen V. Gelhaus and Paul C. Reinhardt. Each of the foregoing portfolio managers manages one of three sub-portfolios, which comprise the Fund. A sub-portfolio refers to the portion of the Fund’s assets that are allocated to, and managed by, a particular portfolio manager on the Fund’s portfolio management team. The three sub-portfolios are managed independently of each other and the portfolio managers have full discretion over their sub-portfolio. However, as lead portfolio manager for the Fund, Mr. Carlson is vested with the authority to adjust the allocation of assets to each sub-portfolio. The weightings to each sub-portfolio in the Fund can be changed at any time but generally remain stable for 18 to 24 months. See portfolio managers’ biographical information beginning on page 128.

Q.	How did the GE Institutional U.S. Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2012?

A.	For the twelve-month period ended September 30, 2012, the GE Institutional U.S. Equity Fund returned 29.68% for the Investment Class shares and 29.33% for the Service Class shares. The Fund’s benchmark, the S&P 500 Index returned 30.20% and the Fund’s Morningstar peer group of 1,714 U.S. Large Growth funds returned an average of 26.77% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	The year began and ended with improving sentiment over the European sovereign debt crisis—with inexpensive ECB loans to banks through its long-term refinancing operations (LTROs) program in the beginning of the year (i.e., 4th quarter of 2011), and ECB president, Mario Draghi’s vows to “do whatever it takes” in terms of stimulus at the end. Better U.S. economic data including housing market stabilization and positive credit trends also underpinned the stock market advance. Technology stocks rallied and banks rebounded amid global stimulus measures and a reduction in systemic risk. Every S&P 500 sector was up double-digits, led by the consumer discretionary sector, with particular strength in homebuilders and media stocks. The more defensive sectors (e.g., utilities and consumer staples) generally lagged. Amid the buoyant markets, however, there was an undercurrent of growth fears, due to the European recession, slowing growth in China and concerns about the upcoming U.S. “fiscal cliff” in early 2013.

Q.	What were the primary drivers behind Fund performance?

A.	The Fund benefited primarily from strong stock selections in the health care, technology and consumer discretionary sectors. We were positioned outside of the most defensive health care industries with an underweight in pharmaceuticals, and our holdings in pharmacy benefits managers (Express Scripts) and biotechnology (Amgen and Gilead) outperformed. An overweight in Apple, one of the strongest performing stocks of the year, drove results in technology, with strong contributions also from Equinix and Visa. The Fund was overweight media stocks, and enjoyed strong advances in Time Warner, Liberty Global and Disney amid improving global ad-spending trends. Underweighting the defensive utilities and consumer staples sectors as they lagged in a strong up-market also helped the Fund’s performance.

On the other hand, a few key factors trimmed gains during the year, including the effect of holding cash, which yielded less than 1% in a low-interest rate environment, during a stock market rally. Several holdings leveraged to global growth concerns stemming from China’s slowdown and European recession also lagged, including Nextel International (eliminated during the year), Allegheny Technologies, United Parcel Service, Archer Daniels Midland and Baidu. Other single holdings that detracted from the Fund’s performance included Hess (lagging amid falling oil prices), and Kraft.

(Unaudited)

Q.	Were there any significant changes in the Fund during the period?

A.	The Fund’s largest overweights remained constant, with the largest exposures in the technology and health care sectors. At the beginning of the year, these two sectors traded at discounts to their long-term historical earnings multiples, relative to the S&P 500, and there were interesting values in several high-quality global franchises in these sectors. We did, however, take profits in sectors that had been bid-up in the previous year’s defensive market. We reduced our exposure to utilities, consumer staples and telecommunications ending the year with greater underweights in these relatively pricey sectors of the market. During the year we increased exposure to the consumer discretionary sector, initiating positions in Comcast, CBS and Liberty Global, within the media industry.

U.S. Equity Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class Shares), professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2012.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period,” to estimate the expenses paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

April 1, 2012 - September 30, 2012

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return
Investment Class	1,000.00	1,019.80	1.82
Service Class	1,000.00	1,018.60	3.08
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,023.20	1.82
Service Class	1,000.00	1,021.95	3.08

*	Expenses are equal to the Fund’s annualized expense ratio of 0.36% for Investment Class shares and 0.61% for Service Class shares (for the period April 1, 2012 - September 30, 2012), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

U.S. Equity Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in equity securities of U.S. companies, such as common and preferred stocks.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2012

	One Year	Five Year	Ten Year
Number of funds in peer group	1,714	1,560	1,307
Peer group average annual total return	26.77%	0.69%	6.96%

Morningstar Category in peer group: Large Growth

Top Ten Largest Holdings as of September 30, 2012

as a % of Fair Value (b)(c)

Apple Inc.	4.72%
Express Scripts Holding Co.	3.10%
Covidien PLC	2.74%
Microsoft Corp.	2.58%
Cisco Systems Inc.	2.40%
Chevron Corp.	2.36%
Wells Fargo & Co.	2.34%
Qualcomm Inc.	2.19%
The Western Union Co.	2.05%
Oracle Corp.	2.00%

Sector Allocation as of September 30, 2012

Portfolio composition as a % of Fair Value of $660,241 (in thousands) as of September 30, 2012 (b)(c)

Change in Value of a $10,000 Investment (a)

Investment Class Shares

Average Annual Total Return for the Periods Ended September 30, 2012

Investment Class Shares (Inception date: 11/25/97)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
U.S. Equity Fund	29.68%	0.93%	7.18%	$20,004
S&P 500 Index	30.20%	1.05%	8.02%	$21,624

Service Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2012

Service Class Shares (Inception date: 1/3/01)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
U.S. Equity Fund	29.33%	0.83%	7.00%	$19,669
S&P 500 Index	30.20%	1.05%	8.02%	$21,624

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

*	Less than 0.05%.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

U.S. Equity Fund

Schedule of Investments	September 30, 2012

U.S. Equity Fund

	Number of Shares	Fair Value

Common Stock — 95.6%†

Advertising — 0.7%

Omnicom Group Inc.	89,248	$4,601,627

Aerospace & Defense — 1.5%

Honeywell International Inc.	161,751	9,664,622

Agricultural Products — 1.0%

Archer-Daniels-Midland Co.	235,869	6,410,919

Air Freight & Logistics — 1.9%

United Parcel Service Inc.	175,945	12,592,384

Application Software — 0.4%

Intuit Inc.	43,349	2,552,389

Asset Management & Custody Banks — 3.8%

Ameriprise Financial Inc.	185,040	10,489,918
Invesco Ltd.	414,790	10,365,602
State Street Corp.	103,697	4,351,126	(e)
		25,206,646

Automobile Manufacturers — 0.2%

Ford Motor Co.	157,246	1,550,446

Biotechnology — 2.3%

Amgen Inc.	114,747	9,675,467	(h)
Gilead Sciences Inc.	80,748	5,356,015	(a)
		15,031,482

Broadcasting — 1.1%

CBS Corp.	42,499	1,543,989
Discovery Communications Inc.	102,847	5,763,546	(a)
		7,307,535

Cable & Satellite — 3.9%

Comcast Corp.	355,887	12,730,078
DIRECTV	97,747	5,127,808	(a)
Liberty Global Inc.	136,846	7,720,851	(a)
		25,578,737

Casinos & Gaming — 0.4%

Las Vegas Sands Corp.	63,748	2,955,995

Communications Equipment — 4.6%

Cisco Systems Inc.	830,428	15,852,870	(h)
Qualcomm Inc.	231,195	14,447,376
		30,300,246

	Number of Shares	Fair Value

Computer Hardware — 4.7%

Apple Inc.	46,749	$31,193,738	(h)

Construction & Farm Machinery & Heavy Trucks — 1.0%

Caterpillar Inc.	5,100	438,804
Cummins Inc.	15,300	1,410,813
Deere & Co.	59,500	4,908,155
		6,757,772

Consumer Finance — 1.4%

American Express Co.	165,576	9,414,651

Data Processing & Outsourced Services — 4.0%

Paychex Inc.	169,996	5,659,167
The Western Union Co.	741,183	13,504,354
Visa Inc.	53,549	7,190,560
		26,354,081

Department Stores — 0.4%

Macy’s Inc.	70,123	2,638,027

Diversified Chemicals — 0.3%

EI du Pont de Nemours & Co.	16,999	854,540
PPG Industries Inc.	12,750	1,464,210
		2,318,750

Diversified Financial Services — 3.4%

Citigroup Inc.	162,091	5,303,618
JPMorgan Chase & Co.	44,198	1,789,135
Wells Fargo & Co.	447,939	15,467,334
		22,560,087

Diversified Metals & Mining — 1.0%

Freeport-McMoRan Copper & Gold Inc.	164,641	6,516,491

Electric Utilities — 0.5%

FirstEnergy Corp.	74,967	3,306,045

Fertilizers & Agricultural Chemicals — 1.2%

Monsanto Co.	65,448	5,957,077
Potash Corporation of Saskatchewan Inc.	50,149	2,177,470
		8,134,547

General Merchandise Stores — 1.0%

Target Corp.	107,352	6,813,631

Healthcare Distributors — 0.5%

Cardinal Health Inc.	93,500	3,643,695

Healthcare Equipment — 3.5%

Covidien PLC	304,122	18,070,929
Medtronic Inc.	114,748	4,947,934
		23,018,863

See Notes to Schedules of Investments and Notes to Financial Statements.

U.S. Equity Fund

Schedule of Investments	September 30, 2012

	Number of Shares	Fair Value

Healthcare Facilities — 0.2%

HCA Holdings Inc.	44,623	$1,483,715

Healthcare Services — 3.1%

Express Scripts Holding Co.	326,392	20,454,987	(a)

Heavy Electrical Equipment — 0.2%

ABB Ltd. ADR	83,723	1,565,620

Home Building — 0.6%

MDC Holdings Inc.	104,548	4,026,142

Home Furnishing Retail — 0.5%

Bed Bath & Beyond Inc.	50,999	3,212,937	(a)

Home Improvement Retail — 2.0%

Lowe’s Companies Inc.	435,189	13,160,115

Independent Power Producers & Energy Traders — 0.8%

Calpine Corp.	132,597	2,293,928	(a)
The AES Corp.	263,493	2,890,518	(a)
		5,184,446

Industrial Machinery — 1.4%

Dover Corp.	123,248	7,332,023
Eaton Corp.	33,999	1,606,793
		8,938,816

Integrated Oil & Gas — 5.0%

Chevron Corp.	133,447	15,554,582
Exxon Mobil Corp.	36,549	3,342,406	(h)
Hess Corp.	44,199	2,374,370
Occidental Petroleum Corp.	133,873	11,521,110
		32,792,468

Integrated Telecommunication Services — 0.2%

AT&T Inc.	33,999	1,281,762

Internet Retail — 0.4%

Amazon.com Inc.	10,625	2,702,150	(a)

Internet Software & Services — 3.5%

Baidu Inc. ADR	56,099	6,553,485	(a)
eBay Inc.	162,345	7,859,121	(a)
Google Inc.	11,900	8,978,550	(a)
		23,391,156

Investment Banking & Brokerage — 1.2%

The Goldman Sachs Group Inc.	70,123	7,971,583

IT Consulting & Other Services — 0.7%

International Business Machines Corp.	22,099	4,584,438

Life & Health Insurance — 0.4%

Prudential Financial Inc.	48,874	2,664,122

	Number of Shares	Fair Value

Life Sciences Tools & Services — 1.1%

Agilent Technologies Inc.	115,597	$4,444,705
PerkinElmer Inc.	93,498	2,755,386
		7,200,091

Movies & Entertainment — 2.4%

The Walt Disney Co.	59,498	3,110,555
Time Warner Inc.	286,272	12,976,710
		16,087,265

Multi-Line Insurance — 1.4%

American International Group Inc.	276,222	9,057,319	(a)

Oil & Gas Equipment & Services — 2.1%

Halliburton Co.	35,700	1,202,733
Schlumberger Ltd.	174,246	12,603,213
		13,805,946

Oil & Gas Exploration & Production — 2.0%

Anadarko Petroleum Corp.	149,172	10,430,106
Marathon Oil Corp.	89,249	2,639,093
		13,069,199

Oil & Gas Storage & Transportation — 0.2%

The Williams Companies Inc.	46,749	1,634,813

Packaged Foods & Meats — 1.3%

Kraft Foods Inc.	199,320	8,241,882	(a)
Mondelez International Inc.	19,125	507,769
		8,749,651

Pharmaceuticals — 4.7%

Bristol-Myers Squibb Co.	118,997	4,016,149
Johnson & Johnson	181,046	12,475,880
Novartis AG ADR	27,625	1,692,307
Pfizer Inc.	505,736	12,567,540
		30,751,876

Property & Casualty Insurance — 1.5%

ACE Ltd.	127,497	9,638,773

Railroads — 0.4%

CSX Corp.	123,248	2,557,396

Real Estate Services — 0.0%*

CBRE Group Inc.	8,497	156,430	(a)

Regional Banks — 1.3%

Regions Financial Corp.	1,180,960	8,514,722

Research & Consulting Services — 0.3%

Nielsen Holdings N.V.	68,848	2,064,063	(a)

See Notes to Schedules of Investments and Notes to Financial Statements.

U.S. Equity Fund

Schedule of Investments	September 30, 2012

	Number of Shares	Fair Value

Semiconductors — 1.1%

Altera Corp.	40,374	$1,372,110
Analog Devices Inc.	38,249	1,498,978
Texas Instruments Inc.	157,245	4,332,100
		7,203,188

Soft Drinks — 2.6%

Coca-Cola Enterprises Inc.	140,247	4,385,524
PepsiCo Inc.	182,320	12,902,786
		17,288,310

Specialized Finance — 1.8%

CME Group Inc.	212,493	12,175,849

Specialized REITs — 0.7%

American Tower Corp.	63,748	4,550,970

Specialty Stores — 0.5%

Dick’s Sporting Goods Inc.	57,799	2,996,878

Steel — 0.4%

Allegheny Technologies Inc.	82,873	2,643,649

Systems Software — 4.6%

Microsoft Corp.	571,612	17,022,605	(h)
Oracle Corp.	419,890	13,222,336
		30,244,941

Tobacco — 0.3%

Altria Group Inc.	59,498	1,986,638

Total Common Stock (Cost $559,120,248)		632,215,830

Exchange Traded Funds — 1.6%
Financial Select Sector SPDR Fund	138,948	2,167,589	(n)
Industrial Select Sector SPDR Fund	225,126	8,226,104	(n)

Total Exchange Traded Funds (Cost $11,256,781)		10,393,693

Other Investments — 0.0%*
GEI Investment Fund (Cost $58,067)		71,422	(k)

Total Investments in Securities (Cost $570,435,096)		642,680,945

	Fair Value

Short-Term Investments — 2.7%
GE Institutional Money Market Fund - Investment Class 0.08% (Cost $17,560,509)	$17,560,509	(d,k)

Total Investments (Cost $587,995,605)	660,241,454

Other Assets and Liabilities, net — 0.1%	957,102

NET ASSETS — 100.0%	$661,198,556

Other Information
The Fund had the following long futures contracts open at September 30, 2012:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized (Depreciation)
S&P 500 Emini Index Futures	December 2012	65	$4,661,150	$(63,917)

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund	(Unaudited)

SSgA Funds Management, Inc. (“SSgA FM”) is the sub-adviser to the S&P 500 Index Fund. SSgA FM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly owned subsidiary of State Street Corporation (“State Street”), a publicly held bank holding company. SSgA FM, State Street and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street.

SSgA FM manages portfolios using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Each portfolio management team is overseen by the SSgA FM Investment Committee. Key professionals involved in the day-to-day portfolio management for the Fund include Karl Schneider, CAIA and John Tucker, CFA. See portfolio managers’ biographical information beginning on page 128.

Q.	How did the GE Institutional S&P 500 Index Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2012?

A.	For the twelve-month period ended September 30, 2012, the GE Institutional S&P 500 Index Fund returned 30.07% for the Investment Class shares and 29.65% for the Service Class shares. The Fund’s benchmark, the S&P 500 Index returned 30.20% and the Fund’s Morningstar peer group of 1,756 U.S. Large Blend funds returned an average of 27.09% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	Even against a backdrop of subdued earnings reports, global growth worries, and financial turmoil in Europe, 2012 third quarter as a whole offered considerable relief to investors who had suffered through a difficult period during 2011 fall and 2012 spring. Volatility continued to ebb during the summer as central bankers extended deployment of the ample financial resources at their disposal, and the US equities wound up achieving solid gains during each month of the third quarter. Amid the choppy backing and filling of July, the S&P 500® traced out progressively higher highs and higher lows. In August, riding the impetus of potent policy promise in Europe and a pleasing payroll print at home, the S&P skipped liltingly to four-year highs as its implied volatility sank to fresh five-year lows. September brought a less vigorous jobs report, but that disappointing result just cemented the case for the formal expansion of quantitative easing that Fed Chairman Ben Bernanke did indeed announce the following week. At first, share prices reacted quite favorably to Bernanke’s open-ended pledge to keep buying mortgage securities until employment conditions improved, and the Dow Jones Industrial Average echoed the S&P 500 by setting four-year highs of its own. Consolidation become the watchword in the last two weeks of the quarter, however, as economically indicative companies like Federal Express, Norfolk Southern, and Caterpillar trimmed earnings forecasts. Rebalance pressures after strong quarterly gains also contributed to a muted September finish for US shares, but the S&P 500 still chalked up a fourth consecutive month of healthy returns.

Q.	What stocks and sectors significantly affected the Fund’s performance?

A.	The consumer discretionary, telecommunication services, information technology, and financial sectors all outpaced the S&P during the last twelve months. Among the leaders in consumer discretionary have been housing-related, media, and retailing names, while despite a lackluster job market and choppy confidence readings, American consumers seem to retain deeply entrenched spending habits, a pattern that their governing bodies seem to echo. Device darling Apple and auction expert eBay have boosted the technology sector and Sprint Nextel and AT&T drove telecommunication services up. Banks have been the key driver among the financials, as a budding upturn in home prices and plenty of cheap money have lifted sentiment towards lenders. Sectors that have done less well in the last 12 months include utilities, consumer staples, and energy. These groups have participated nicely in the summer rally phases, but against a backdrop of uncertain growth prospects around the world, they continue to lag the S&P 500 on a year-to-date basis.

S&P 500 Index Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class Shares), professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2012.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period,” to estimate the expenses paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

April 1, 2012 - September 30, 2012

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return
Investment Class	1,000.00	1,033.90	0.76
Service Class	1,000.00	1,032.50	2.03
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,024.25	0.76
Service Class	1,000.00	1,023.00	2.02

*	Expenses are equal to the Fund’s annualized expense ratio of 0.15% for Investment Class shares and 0.40% for Service Class shares (for the period April 1, 2012 - September 30, 2012), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

S&P 500 Index Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the S&P 500® Composite Stock Index (S&P 500® Index). The Fund seeks to replicate the return of the S&P 500® Index while holding transaction costs low and minimizing portfolio turnover.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2012

	One Year	Five Year	Ten Year
Number of funds in peer group	1,756	1,545	1,209
Peer group average annual total return	27.09%	-0.09%	6.95%

Morningstar Category in peer group: Large Blend

Top Ten Largest Holdings as of September 30, 2012

as a % of Fair Value (b)(c)

Apple Inc.	4.64%
Exxon Mobil Corp.	3.13%
General Electric Co.	1.78%
Chevron Corp.	1.69%
Microsoft Corp.	1.67%
International Business Machines Corp.	1.66%
AT&T Inc.	1.62%
Google Inc.	1.48%
The Procter & Gamble Co.	1.42%
Johnson & Johnson	1.41%

Sector Allocation as of September 30, 2012

Portfolio composition as a % of Fair Value of $36,380 (in thousands) as of September 30, 2012 (b)(c)

Change in Value of a $10,000 Investment (a)

Investment Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2012

Investment Class Shares (Inception date: 11/25/97)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
S&P 500 Index Fund	30.07%	1.03%	7.92%	$21,429
S&P 500 Index	30.20%	1.05%	8.02%	$21,624

Service Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2012

Service Class Shares (Inception date: 9/30/05)

	One Year	Five Year	Since Inception	Ending Value of a $10,000 Investment (a)
S&P 500 Index Fund	29.65%	0.75%	4.14%	$13,288
S&P 500 Index	30.20%	1.05%	4.48%	$13,595

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

S&P 500 Index Fund

Schedule of Investments	September 30, 2012

S&P 500 Index Fund

	Number of Shares	Fair Value

Common Stock — 95.1%†

Advertising — 0.1%

Omnicom Group Inc.	718	$37,020
The Interpublic Group of Companies Inc.	1,248	13,878
		50,898

Aerospace & Defense — 2.1%

General Dynamics Corp.	983	64,996
Honeywell International Inc.	2,093	125,057
L-3 Communications Holdings Inc.	271	19,433
Lockheed Martin Corp.	692	64,619
Northrop Grumman Corp.	649	43,113
Precision Castparts Corp.	377	61,579
Raytheon Co.	872	49,844
Rockwell Collins Inc.	393	21,081
Textron Inc.	705	18,450
The Boeing Co.	1,836	127,822
United Technologies Corp.	2,273	177,953
		773,947

Agricultural Products — 0.1%

Archer-Daniels-Midland Co.	1,703	46,288

Air Freight & Logistics — 0.7%

CH Robinson Worldwide Inc.	416	24,357
Expeditors International of Washington Inc.	542	19,707
FedEx Corp.	822	69,558
United Parcel Service Inc.	1,950	139,562
		253,184

Airlines — 0.1%

Southwest Airlines Co.	2,021	17,724

Aluminum — 0.1%

Alcoa Inc.	2,716	24,037

Apparel Retail — 0.6%

Abercrombie & Fitch Co.	224	7,598
Ltd Brands Inc.	618	30,443
Ross Stores Inc.	598	38,631
The Gap Inc.	938	33,562
TJX Companies Inc.	1,967	88,102
Urban Outfitters Inc.	318	11,944	(a)
		210,280

Apparel, Accessories & Luxury Goods — 0.3%

Coach Inc.	743	41,623
Fossil Inc.	140	11,858	(a)

	Number of Shares	Fair Value

Ralph Lauren Corp.	185	$27,978
VF Corp.	222	35,378
		116,837

Application Software — 0.6%

Adobe Systems Inc.	1,371	44,503	(a)
Autodesk Inc.	590	19,688	(a)
Citrix Systems Inc.	478	36,600	(a)
Intuit Inc.	759	44,690
Salesforce.com Inc.	376	57,411	(a)
		202,892

Asset Management & Custody Banks — 1.0%

Ameriprise Financial Inc.	573	32,483
BlackRock Inc.	333	59,374
Federated Investors Inc.	238	4,924
Franklin Resources Inc.	367	45,901
Invesco Ltd.	1,180	29,488
Legg Mason Inc.	299	7,379
Northern Trust Corp.	682	31,655
State Street Corp.	1,266	53,121	(e)
T Rowe Price Group Inc.	705	44,627
The Bank of New York Mellon Corp.	3,147	71,185
		380,137

Auto Parts & Equipment — 0.2%

BorgWarner Inc.	300	20,733	(a)
Johnson Controls Inc.	1,880	51,512
		72,245

Automobile Manufacturers — 0.3%

Ford Motor Co.	10,267	101,233

Automotive Retail — 0.2%

AutoNation Inc.	103	4,498	(a)
AutoZone Inc.	103	38,076	(a)
CarMax Inc.	577	16,329	(a)
O’Reilly Automotive Inc.	355	29,685	(a)
		88,588

Biotechnology — 1.5%

Alexion Pharmaceuticals Inc.	498	56,971	(a)
Amgen Inc.	2,084	175,723
Biogen Idec Inc.	645	96,253	(a)
Celgene Corp.	1,149	87,784	(a)
Gilead Sciences Inc.	2,035	134,982	(a)
		551,713

Brewers — 0.1%

Molson Coors Brewing Co.	406	18,290

Broadcasting — 0.3%

CBS Corp.	1,682	61,107
Discovery Communications Inc.	654	38,998	(a)
Scripps Networks Interactive Inc.	232	14,205
		114,310

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2012

	Number of Shares	Fair Value

Building Products — 0.0%*

Masco Corp.	914	$13,756

Cable & Satellite — 1.2%

Cablevision Systems Corp.	588	9,320
Comcast Corp.	7,191	257,222
DIRECTV	1,737	91,123	(a)
Time Warner Cable Inc.	814	77,379
		435,044

Casinos & Gaming — 0.1%

International Game Technology	766	10,027
Wynn Resorts Ltd.	225	25,974
		36,001

Coal & Consumable Fuels — 0.1%

Alpha Natural Resources Inc.	578	3,797	(a)
CONSOL Energy Inc.	579	17,399
Peabody Energy Corp.	691	15,402
		36,598

Commercial Printing — 0.0%*

RR Donnelley & Sons Co.	479	5,077

Communications Equipment — 1.8%

Cisco Systems Inc.	14,187	270,830	(h)
F5 Networks Inc.	207	21,673	(a)
Harris Corp.	325	16,647
JDS Uniphase Corp.	579	7,171	(a)
Juniper Networks Inc.	1,361	23,287	(a)
Motorola Solutions Inc.	751	37,963
Qualcomm Inc.	4,582	286,329
		663,900

Computer & Electronics Retail — 0.1%

Best Buy Company Inc.	729	12,532
GameStop Corp.	361	7,581
		20,113

Computer Hardware — 5.0%

Apple Inc.	2,531	1,688,835
Dell Inc.	3,881	38,267
Hewlett-Packard Co.	5,268	89,872
		1,816,974

Computer Storage & Peripherals — 0.7%

EMC Corp.	5,631	153,557	(a)
NetApp Inc.	939	30,874	(a)
SanDisk Corp.	619	26,883	(a)
Seagate Technology PLC	1,000	31,000
Western Digital Corp.	593	22,967
		265,281

	Number of Shares	Fair Value

Construction & Engineering — 0.1%

Fluor Corp.	445	$25,045
Jacobs Engineering Group Inc.	324	13,099	(a)
Quanta Services Inc.	552	13,634	(a)
		51,778

Construction & Farm Machinery & Heavy Trucks — 0.9%

Caterpillar Inc.	1,749	150,484
Cummins Inc.	531	48,964
Deere & Co.	1,054	86,944
Joy Global Inc.	268	15,024
PACCAR Inc.	933	37,343
		338,759

Construction Materials — 0.0%*

Vulcan Materials Co.	330	15,609

Consumer Electronics — 0.0%*

Harman International Industries Inc.	178	8,216

Consumer Finance — 0.9%

American Express Co.	2,680	152,385	(h)
Capital One Financial Corp.	1,540	87,795
Discover Financial Services	1,374	54,589
SLM Corp.	1,346	21,159
		315,928

Data Processing & Outsourced Services — 1.4%

Automatic Data Processing Inc.	1,275	74,792
Computer Sciences Corp.	396	12,755
Fidelity National Information Services Inc.	684	21,354
Fiserv Inc.	367	27,169	(a)
Mastercard Inc.	285	128,672
Paychex Inc.	916	30,494
The Western Union Co.	1,614	29,407
Total System Services Inc.	413	9,788
Visa Inc.	1,416	190,140
		524,571

Department Stores — 0.3%

JC Penney Company Inc.	434	10,542
Kohl’s Corp.	615	31,500
Macy’s Inc.	1,090	41,006
Nordstrom Inc.	428	23,617
		106,665

Distillers & Vintners — 0.2%

Beam Inc.	441	25,375
Brown-Forman Corp.	394	25,708
Constellation Brands Inc.	457	14,784	(a)
		65,867

Distributors — 0.1%

Genuine Parts Co.	402	24,534

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2012

	Number of Shares	Fair Value

Diversified Chemicals — 0.9%

Eastman Chemical Co.	439	$25,027
EI du Pont de Nemours & Co.	2,516	126,479
FMC Corp.	366	20,269
PPG Industries Inc.	404	46,395
The Dow Chemical Co.	3,217	93,164
		311,334

Diversified Financial Services — 4.3%

Bank of America Corp.	29,162	257,500	(h)
Citigroup Inc.	7,808	255,478
Comerica Inc.	513	15,929
JPMorgan Chase & Co.	10,269	415,689
US Bancorp	5,075	174,073
Wells Fargo & Co.	13,278	458,489
		1,577,158

Diversified Metals & Mining — 0.3%

Freeport-McMoRan Copper & Gold Inc.	2,553	101,048
Titanium Metals Corp.	230	2,951
		103,999

Diversified REITs — 0.1%

Vornado Realty Trust	514	41,660

Diversified Support Services — 0.1%

Cintas Corp.	288	11,938
Iron Mountain Inc.	512	17,464
		29,402

Drug Retail — 0.7%

CVS Caremark Corp.	3,430	166,081
Walgreen Co.	2,286	83,302
		249,383

Education Services — 0.0%*

Apollo Group Inc.	311	9,035	(a)

Electric Utilities — 1.9%

American Electric Power Company Inc.	1,256	55,189
Duke Energy Corp.	1,879	121,759
Edison International	905	41,349
Entergy Corp.	454	31,462
Exelon Corp.	2,226	79,201
FirstEnergy Corp.	1,085	47,848
NextEra Energy Inc.	1,088	76,519
Northeast Utilities	876	33,489
Pepco Holdings Inc.	576	10,886
Pinnacle West Capital Corp.	278	14,678
PPL Corp.	1,498	43,517
The Southern Co.	2,274	104,809
Xcel Energy Inc.	1,354	37,519
		698,225

	Number of Shares	Fair Value

Electrical Components & Equipment — 0.5%

Cooper Industries PLC	444	$33,327
Emerson Electric Co.	1,975	95,333
Rockwell Automation Inc.	368	25,594
Roper Industries Inc.	273	30,000
		184,254

Electronic Components — 0.2%

Amphenol Corp.	461	27,144
Corning Inc.	3,922	51,574
		78,718

Electronic Equipment & Instruments — 0.0%*

FLIR Systems Inc.	408	8,150

Electronic Manufacturing Services — 0.2%

Jabil Circuit Inc.	502	9,397
Molex Inc.	355	9,329
Pentair Ltd.	300	13,353
TE Connectivity Ltd.	1,187	40,370
		72,449

Environmental & Facilities Services — 0.2%

Republic Services Inc.	890	24,484
Stericycle Inc.	219	19,824	(a)
Waste Management Inc.	1,193	38,271
		82,579

Fertilizers & Agricultural Chemicals — 0.6%

CF Industries Holdings Inc.	182	40,448
Monsanto Co.	1,424	129,612
The Mosaic Co.	770	44,360
		214,420

Food Distributors — 0.1%

Sysco Corp.	1,513	47,312

Food Retail — 0.3%

Safeway Inc.	643	10,346
The Kroger Co.	1,548	36,440
Whole Foods Market Inc.	451	43,927
		90,713

Footwear — 0.3%

NIKE Inc.	987	93,676

Gas Utilities — 0.1%

AGL Resources Inc.	300	12,273
ONEOK Inc.	587	28,358
		40,631

General Merchandise Stores — 0.5%

Big Lots Inc.	146	4,319	(a)
Dollar Tree Inc.	595	28,724	(a)
Family Dollar Stores Inc.	312	20,686
Target Corp.	1,762	111,834
		165,563

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2012

	Number of Shares	Fair Value

Gold — 0.2%

Newmont Mining Corp.	1,287	$72,085

Healthcare Distributors — 0.3%

AmerisourceBergen Corp.	699	27,058
Cardinal Health Inc.	961	37,450
McKesson Corp.	619	53,253
Patterson Companies Inc.	245	8,389
		126,150

Healthcare Equipment — 1.7%

Baxter International Inc.	1,460	87,980
Becton Dickinson and Co.	526	41,323
Boston Scientific Corp.	3,901	22,392	(a)
CareFusion Corp.	570	16,182	(a)
Covidien PLC	1,256	74,632
CR Bard Inc.	219	22,918
Edwards Lifesciences Corp.	293	31,459	(a)
Intuitive Surgical Inc.	108	53,528	(a)
Medtronic Inc.	2,796	120,564
St Jude Medical Inc.	840	35,389
Stryker Corp.	836	46,532
Varian Medical Systems Inc.	299	18,036	(a)
Zimmer Holdings Inc.	490	33,134
		604,069

Healthcare Facilities — 0.0%*

Tenet Healthcare Corp.	1,250	7,838	(a)

Healthcare Services — 0.6%

DaVita Inc.	244	25,281	(a)
Express Scripts Holding Co.	2,162	135,493	(a)
Laboratory Corporation of America Holdings	256	23,672	(a)
Quest Diagnostics Inc.	451	28,607
		213,053

Healthcare Supplies — 0.0%*

DENTSPLY International Inc.	359	13,692

Healthcare Technology — 0.1%

Cerner Corp.	408	31,583	(a)

Home Building — 0.1%

DR Horton Inc.	717	14,799
Lennar Corp.	410	14,256
PulteGroup Inc.	860	13,330	(a)
		42,385

Home Entertainment Software — 0.0%*

Electronic Arts Inc.	849	10,774	(a)

Home Furnishing Retail — 0.1%

Bed Bath & Beyond Inc.	598	37,674	(a)

Home Furnishings — 0.0%*

Leggett & Platt Inc.	365	9,143

	Number of Shares	Fair Value

Home Improvement Retail — 0.9%

Lowe’s Companies Inc.	3,071	$92,867
The Home Depot Inc.	4,095	247,215
		340,082

Hotels, Resorts & Cruise Lines — 0.3%

Carnival Corp.	1,259	45,878
Marriott International Inc.	750	29,325
Starwood Hotels & Resorts Worldwide Inc.	504	29,212
Wyndham Worldwide Corp.	416	21,832
		126,247

Household Appliances — 0.0%*

Whirlpool Corp.	195	16,167

Household Products — 2.1%

Colgate-Palmolive Co.	1,210	129,736
Kimberly-Clark Corp.	1,024	87,839
The Clorox Co.	340	24,497
The Procter & Gamble Co.	7,444	516,316
		758,388

Housewares & Specialties — 0.0%*

Newell Rubbermaid Inc.	743	14,184

Human Resource & Employment Services — 0.0%*

Robert Half International Inc.	375	9,986

Hypermarkets & Super Centers — 1.3%

Costco Wholesale Corp.	1,152	115,344
Wal-Mart Stores Inc.	4,610	340,218
		455,562

Independent Power Producers & Energy Traders — 0.1%

NRG Energy Inc.	615	13,155
The AES Corp.	1,677	18,397	(a)
		31,552

Industrial Conglomerates — 2.6%

Danaher Corp.	1,589	87,633
General Electric Co.	28,528	647,871	(h,l)
Tyco International Ltd.	1,204	67,737
3M Co.	1,724	159,332
		962,573

Industrial Gases — 0.4%

Air Products & Chemicals Inc.	584	48,297
Airgas Inc.	178	14,649
Praxair Inc.	780	81,026
		143,972

Industrial Machinery — 0.9%

Dover Corp.	476	28,317
Eaton Corp.	869	41,069
Flowserve Corp.	143	18,267

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2012

	Number of Shares	Fair Value

Illinois Tool Works Inc.	1,260	$74,932
Ingersoll-Rand PLC	831	37,245
Pall Corp.	296	18,793
Parker Hannifin Corp.	421	35,187
Snap-on Inc.	149	10,709
Stanley Black & Decker Inc.	475	36,219
Xylem Inc.	470	11,821
		312,559

Industrial REITs — 0.1%

Prologis Inc.	1,276	44,698

Insurance Brokers — 0.3%

Aon PLC	903	47,218
Marsh & McLennan Companies Inc.	1,412	47,909
		95,127

Integrated Oil & Gas — 5.5%

Chevron Corp.	5,264	613,572
Exxon Mobil Corp.	12,466	1,140,016	(h)
Hess Corp.	843	45,286
Murphy Oil Corp.	495	26,577
Occidental Petroleum Corp.	2,172	186,922
		2,012,373

Integrated Telecommunication Services — 2.8%

AT&T Inc.	15,643	589,741	(h)
CenturyLink Inc.	1,617	65,327
Frontier Communications Corp.	2,541	12,451
Verizon Communications Inc.	7,704	351,071
Windstream Corp.	1,695	17,136
		1,035,726

Internet Retail — 1.0%

Amazon.com Inc.	964	245,164	(a)
Expedia Inc.	254	14,691
Netflix Inc.	139	7,567	(a)
priceline.com Inc.	130	80,435	(a)
TripAdvisor Inc.	254	8,364	(a)
		356,221

Internet Software & Services — 2.1%

Akamai Technologies Inc.	477	18,250	(a)
eBay Inc.	3,082	149,200	(a)
Google Inc.	716	540,222	(a)
VeriSign Inc.	430	20,937	(a)
Yahoo! Inc.	3,157	50,433	(a)
		779,042

Investment Banking & Brokerage — 0.7%

E*TRADE Financial Corp.	643	5,665	(a)
Morgan Stanley	3,773	63,160
The Charles Schwab Corp.	3,010	38,498
The Goldman Sachs Group Inc.	1,222	138,917
		246,240

IT Consulting & Other Services — 2.3%

Accenture PLC	1,732	121,292

	Number of Shares	Fair Value

Cognizant Technology Solutions Corp.	839	$58,663	(a)
International Business Machines Corp.	2,903	602,227	(h)
SAIC Inc.	712	8,572
Teradata Corp.	431	32,502	(a)
		823,256

Leisure Products — 0.1%

Hasbro Inc.	282	10,764
Mattel Inc.	887	31,471
		42,235

Life & Health Insurance — 0.8%

Aflac Inc.	1,213	58,078
Lincoln National Corp.	800	19,352
MetLife Inc.	2,873	99,004
Principal Financial Group Inc.	820	22,091
Prudential Financial Inc.	1,218	66,393
Torchmark Corp.	245	12,581
Unum Group	786	15,107
		292,606

Life Sciences Tools & Services — 0.4%

Agilent Technologies Inc.	968	37,220
Life Technologies Corp.	456	22,289	(a)
PerkinElmer Inc.	288	8,487
Thermo Fisher Scientific Inc.	952	56,006
Waters Corp.	234	19,499	(a)
		143,501

Managed Healthcare — 0.9%

Aetna Inc.	912	36,115
Cigna Corp.	799	37,689
Coventry Healthcare Inc.	378	15,759
Humana Inc.	457	32,059
UnitedHealth Group Inc.	2,777	153,874
WellPoint Inc.	889	51,571
		327,067

Metal & Glass Containers — 0.1%

Ball Corp.	429	18,151
Owens-Illinois Inc.	419	7,860	(a)
		26,011

Motorcycle Manufacturers — 0.1%

Harley-Davidson Inc.	603	25,549

Movies & Entertainment — 1.6%

News Corp.	5,625	137,981
The Walt Disney Co.	4,780	249,898
Time Warner Inc.	2,554	115,773
Viacom Inc.	1,291	69,185
		572,837

Multi-Line Insurance — 0.5%

American International Group Inc.	3,058	100,272	(a)
Assurant Inc.	246	9,176

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2012

	Number of Shares	Fair Value

Genworth Financial Inc.	1,252	$6,548	(a)
Hartford Financial Services Group Inc.	1,137	22,103
Loews Corp.	782	32,265
		170,364

Multi-Sector Holdings — 0.0%*

Leucadia National Corp.	506	11,512

Multi-Utilities — 1.1%

Ameren Corp.	616	20,125
CenterPoint Energy Inc.	1,086	23,132
CMS Energy Corp.	644	15,166
Consolidated Edison Inc.	758	45,397
Dominion Resources Inc.	1,491	78,934
DTE Energy Co.	483	28,951
Integrys Energy Group Inc.	199	10,388
NiSource Inc.	714	18,193
PG&E Corp.	1,094	46,681
Public Service Enterprise Group Inc.	1,307	42,059
SCANA Corp.	292	14,095
Sempra Energy	620	39,984
TECO Energy Inc.	549	9,739
Wisconsin Energy Corp.	597	22,489
		415,333

Office Electronics — 0.1%

Xerox Corp.	3,577	26,255

Office REITs — 0.1%

Boston Properties Inc.	412	45,571

Office Services & Supplies — 0.0%*

Avery Dennison Corp.	270	8,591
Pitney Bowes Inc.	520	7,186
		15,777

Oil & Gas Drilling — 0.3%

Diamond Offshore Drilling Inc.	177	11,648
Ensco PLC	600	32,736
Helmerich & Payne Inc.	273	12,998
Nabors Industries Ltd.	734	10,298	(a)
Noble Corp.	644	23,042
Rowan Companies PLC	325	10,975	(a)
		101,697

Oil & Gas Equipment & Services — 1.5%

Baker Hughes Inc.	1,137	51,427
Cameron International Corp.	689	38,632	(a)
FMC Technologies Inc.	614	28,428	(a)
Halliburton Co.	2,487	83,787
National Oilwell Varco Inc.	1,148	91,966
Schlumberger Ltd.	3,566	257,929
		552,169

Oil & Gas Exploration & Production — 2.3%

Anadarko Petroleum Corp.	1,306	91,316
Apache Corp.	1,054	91,139

	Number of Shares	Fair Value

Cabot Oil & Gas Corp.	534	$23,977
Chesapeake Energy Corp.	1,437	27,116
ConocoPhillips	3,290	188,122
Denbury Resources Inc.	1,014	16,386	(a)
Devon Energy Corp.	1,051	63,586
EOG Resources Inc.	727	81,460
EQT Corp.	381	22,479
Marathon Oil Corp.	1,826	53,995
Newfield Exploration Co.	338	10,586	(a)
Noble Energy Inc.	492	45,613
Pioneer Natural Resources Co.	345	36,018
QEP Resources Inc.	451	14,279
Range Resources Corp.	413	28,856
Southwestern Energy Co.	891	30,989	(a)
WPX Energy Inc.	500	8,295	(a)
		834,212

Oil & Gas Refining & Marketing — 0.6%

Marathon Petroleum Corp.	909	49,622
Phillips 66	1,645	76,279
Sunoco Inc.	310	14,517
Tesoro Corp.	367	15,377
Valero Energy Corp.	1,456	46,126
		201,921

Oil & Gas Storage & Transportation — 0.4%

Kinder Morgan Inc.	1,506	53,493
Spectra Energy Corp.	1,692	49,677
The Williams Companies Inc.	1,621	56,686
		159,856

Packaged Foods & Meats — 1.5%

Campbell Soup Co.	466	16,226
ConAgra Foods Inc.	1,158	31,949
Dean Foods Co.	468	7,652	(a)
General Mills Inc.	1,684	67,107
HJ Heinz Co.	827	46,271
Hormel Foods Corp.	354	10,351
Kellogg Co.	696	35,955
Kraft Foods Inc.	4,748	196,330	(a)
McCormick & Company Inc.	338	20,970
Mead Johnson Nutrition Co.	564	41,330
The Hershey Co.	431	30,554
The JM Smucker Co.	296	25,554
Tyson Foods Inc.	765	12,255
		542,504

Paper Packaging — 0.1%

Bemis Company Inc.	269	8,465
Sealed Air Corp.	598	9,245
		17,710

Paper Products — 0.1%

International Paper Co.	1,124	40,824
MeadWestvaco Corp.	433	13,250
		54,074

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2012

	Number of Shares	Fair Value

Personal Products — 0.2%

Avon Products Inc.	1,098	$17,513
The Estee Lauder Companies Inc.	659	40,575
		58,088

Pharmaceuticals — 5.9%

Abbott Laboratories	4,206	288,363	(h)
Allergan Inc.	836	76,561
Bristol-Myers Squibb Co.	4,530	152,888
Eli Lilly & Co.	2,742	129,998	(h)
Forest Laboratories Inc.	748	26,636	(a)
Hospira Inc.	428	14,047	(a)
Johnson & Johnson	7,451	513,448	(h)
Merck & Company Inc.	8,235	371,398
Mylan Inc.	1,121	27,352	(a)
Perrigo Co.	262	30,437
Pfizer Inc.	20,188	501,672	(h)
Watson Pharmaceuticals Inc.	362	30,828	(a)
		2,163,628

Property & Casualty Insurance — 2.1%

ACE Ltd.	881	66,604
Berkshire Hathaway Inc.	4,957	437,207	(a)
Cincinnati Financial Corp.	416	15,762
The Allstate Corp.	1,369	54,226
The Chubb Corp.	699	53,320
The Progressive Corp.	1,704	35,341
The Travelers Companies Inc.	1,026	70,035
XL Group PLC	784	18,840
		751,335

Publishing — 0.2%

Gannett Company Inc.	614	10,899
The McGraw-Hill Companies Inc.	735	40,124
The Washington Post Co.	13	4,719
		55,742

Railroads — 0.7%

CSX Corp.	2,736	56,772
Norfolk Southern Corp.	859	54,658
Union Pacific Corp.	1,274	151,224
		262,654

Real Estate Services — 0.1%

CBRE Group Inc.	951	17,508	(a)

Regional Banks — 1.0%

BB&T Corp.	1,814	60,152
Fifth Third Bancorp	2,573	39,907
First Horizon National Corp.	672	6,471
Huntington Bancshares Inc.	2,204	15,208
KeyCorp	2,427	21,212
M&T Bank Corp.	355	33,782
PNC Financial Services Group Inc.	1,424	89,854
Regions Financial Corp.	4,001	28,847
SunTrust Banks Inc.	1,471	41,585
Zions Bancorporation	469	9,687
		346,705

	Number of Shares	Fair Value

Research & Consulting Services — 0.1%

Equifax Inc.	314	$14,626
The Dun & Bradstreet Corp.	126	10,032
		24,658

Residential REITs — 0.3%

Apartment Investment & Management Co.	423	10,994
AvalonBay Communities Inc.	265	36,037
Equity Residential	778	44,758
		91,789

Restaurants — 1.3%

Chipotle Mexican Grill Inc.	87	27,626	(a)
Darden Restaurants Inc.	348	19,401
McDonald’s Corp.	2,718	249,377
Starbucks Corp.	2,041	103,581
Yum! Brands Inc.	1,202	79,741
		479,726

Retail REITs — 0.4%

Kimco Realty Corp.	1,039	21,061
Simon Property Group Inc.	810	122,966
		144,027

Semiconductor Equipment — 0.2%

Applied Materials Inc.	3,365	37,570
KLA-Tencor Corp.	429	20,465
Lam Research Corp.	566	17,990	(a)
Teradyne Inc.	473	6,726	(a)
		82,751

Semiconductors — 1.7%

Advanced Micro Devices Inc.	1,474	4,967	(a)
Altera Corp.	824	28,004
Analog Devices Inc.	763	29,902
Broadcom Corp.	1,360	47,029
First Solar Inc.	139	3,078	(a)
Intel Corp.	13,350	302,778	(h)
Linear Technology Corp.	581	18,505
LSI Corp.	1,546	10,683	(a)
Microchip Technology Inc.	486	15,912
Micron Technology Inc.	2,677	16,022	(a)
NVIDIA Corp.	1,776	23,692	(a)
Texas Instruments Inc.	3,086	85,019
Xilinx Inc.	678	22,652
		608,243

Soft Drinks — 2.1%

Coca-Cola Enterprises Inc.	830	25,954
Dr Pepper Snapple Group Inc.	565	25,159
Monster Beverage Corp.	400	21,664
PepsiCo Inc.	4,180	295,819
The Coca-Cola Co.	10,467	397,013	(h)
		765,609

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2012

	Number of Shares	Fair Value

Specialized Consumer Services — 0.0%*

H&R Block Inc.	779	$13,500

Specialized Finance — 0.3%

CME Group Inc.	859	49,221
IntercontinentalExchange Inc.	188	25,081	(a)
Moody’s Corp.	506	22,350
NYSE Euronext	668	16,466
The NASDAQ OMX Group Inc.	291	6,779
		119,897

Specialized REITs — 0.9%

American Tower Corp.	1,028	73,389
HCP Inc.	1,135	50,485
Healthcare Inc.	657	37,942
Host Hotels & Resorts Inc.	1,984	31,843
Plum Creek Timber Company Inc.	413	18,106
Public Storage	369	51,354
Ventas Inc.	749	46,625
Weyerhaeuser Co.	1,377	35,995
		345,739

Specialty Chemicals — 0.4%

Ecolab Inc.	792	51,330
International Flavors & Fragrances Inc.	205	12,214
LyondellBasell Industries N.V.	862	44,531
Sigma-Aldrich Corp.	311	22,383
The Sherwin-Williams Co.	226	33,654
		164,112

Specialty Stores — 0.1%

Staples Inc.	1,821	20,978
Tiffany & Co.	326	20,173
		41,151

Steel — 0.2%

Allegheny Technologies Inc.	271	8,645
Cliffs Natural Resources Inc.	369	14,439
Nucor Corp.	886	33,898
United States Steel Corp.	367	6,999
		63,981

Systems Software — 2.9%

BMC Software Inc.	452	18,753	(a)
CA Inc.	969	24,966
Microsoft Corp.	20,386	607,095	(h)
Oracle Corp.	10,317	324,882
Red Hat Inc.	548	31,203	(a)
Symantec Corp.	1,929	34,722	(a)
		1,041,621

Thrifts & Mortgage Finance — 0.1%

Hudson City Bancorp Inc.	1,345	10,706
People’s United Financial Inc.	961	11,667
		22,373

Tires & Rubber — 0.0%*

The Goodyear Tire & Rubber Co.	623	7,594	(a)

	Number of Shares	Fair Value

Tobacco — 1.8%

Altria Group Inc.	5,451	$182,009	(h)
Lorillard Inc.	337	39,244
Philip Morris International Inc.	4,554	409,587
Reynolds American Inc.	854	37,012
		667,852

Trading Companies & Distributors — 0.2%

Fastenal Co.	825	35,467
WW Grainger Inc.	171	35,631
		71,098

Trucking — 0.0%*

Ryder System Inc.	131	5,117

Wireless Telecommunication Services — 0.3%

Crown Castle International Corp.	802	51,408	(a)
MetroPCS Communications Inc.	678	7,939	(a)
Sprint Nextel Corp.	8,101	44,718	(a)
		104,065

Total Common Stock (Cost $28,538,851)		34,697,660

Other Investments — 0.1%
GEI Investment Fund (Cost $21,714)		26,708	(k)

Total Investments in Securities (Cost $28,560,565)		34,724,368

Short-Term Investments — 4.5%
GE Institutional Money Market Fund - Investment Class 0.08% (Cost $1,655,905)		1,655,905	(d,k)

Total Investments (Cost $30,216,470)		36,380,273

Other Assets and Liabilities, net — 0.3%		112,388

NET ASSETS — 100.0%		$36,492,661

Other Information

The Fund had the following long futures contracts open at September 30, 2012:

Description	Expir ation Date	Number of Contracts	Current Notional Value	Unrealized Depreciation
S&P 500 Emini Index Futures	December 2012	23	$1,649,330	$(19,342)

See Notes to Schedules of Investments and Notes to Financial Statements.

U.S. Large-Cap Core Equity Fund	(Unaudited)

Stephen V. Gelhaus

Senior Vice President

Paul C. Reinhardt

Senior Vice President

The U.S. Large-Cap Core Equity Fund is co-managed by Paul C. Reinhardt and Stephen V. Gelhaus. Messrs. Reinhardt and Gelhaus both manage the Fund as a collaborative team. Both portfolio managers have the authority to increase or decrease existing positions in the Fund; however, Mr. Reinhardt, as lead manager, is vested with the authority to purchase securities that are new to the Fund or to divest the Fund of its entire position in a security. Mr. Reinhardt also has veto authority over Mr. Gelhaus’ trade decisions. See portfolio managers’ biographical information beginning on page 128.

Q.	How did the GE Institutional U.S. Large-Cap Core Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2012?

A.	For the twelve-month period ended September 30, 2012, the GE Institutional U.S. Large-Cap Core Equity Fund returned 28.27% for the Investment Class shares and 27.88% for the Service Class shares. The Fund’s benchmark, the S&P 500 Index returned 30.20% and the Fund’s Morningstar peer group of 1,756 US Large Blend funds returned an average of 27.09% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	In the beginning of the twelve-month period, stocks rallied as EU leaders demonstrated resolve in dealing with the European debt crisis. In addition, U.S. economic data was better than expected throughout the Fall into early 2012. However, by February a more subdued mood took hold as profit expectations slipped and GDP growth slowed. U.S. equity markets went into a “risk off” stage through mid-year. Starting in July, the market surged for several reasons: 1) optimism over ECB Chairman Draghi’s pledge to do “whatever it takes” to preserve the Euro; 2) economic data started to come in better than expected; and 3) the U.S. Federal Reserve announced its third round of quantitative easing called QE3. The net result for the full year was extremely strong absolute equity performance. Every S&P 500 sector was up double-digits, and several returned greater than 30%. As U.S. equities soared, the Fund also performed well but modestly lagged the benchmark. Going forward, we feel our fundamental, bottom-up stock selection approach will pay dividends, as market returns gravitate towards more normalized levels.

Q.	What were the primary drivers behind Fund performance?

A.	The Fund’s consumer discretionary holdings contributed positively to performance, due to its significant overweight in media holdings. In a backdrop of continued strong advertising spending, the Fund’s holdings in Time Warner, Disney, Omnicom and Comcast drove the Fund’s media outperformance. Other important contributions came from holdings of Amgen, Express Scripts and Perkin Elmer within healthcare. We view these companies as “best of breed” within biotechnology, pharmacy benefit manager and life science tool segments, respectively. Overweighting financials also helped performance, with key contributions from holdings of outperforming asset managers, Invesco and Ameriprise. On the other hand, the Fund’s underweight in telecommunications — which performed well — detracted from its returns. In addition, stock selection within consumer staples, industrials and materials sectors detracted from returns. Holdings of Kraft and Archer Daniels Midland (ADM) dragged on returns in consumer staples, with ADM being impacted by the U.S. drought and its impact on the corn crop. In materials, Allegheny Technologies pressured relative performance, as many investors became concerned about an oversupply of stainless steel and titanium.

Q.	Were there any significant changes in the Fund during the period?

A.	Over the course of the twelve-month period we added more assets to our highest-

(Unaudited)

conviction holdings, increasing the number of large overweights (positions greater-than 1.5% over the benchmark) and modestly reducing the number of overall holdings in the portfolio. We began the year with 98 holdings and ended the year with 75. At September 30th, the healthcare and technology sectors were the Fund’s largest overweights and with underweights in consumer staples and telecommunications (driven by high relative valuations in these sectors).

Over the course of the year we added some technology exposure to the portfolio given attractive valuations. We established new positions in Qualcomm, Analog Devices, and Google. Each of these technology market leaders has generated strong free cash flow with a visible earnings outlook, and currently boasts a strong balance sheet. We increased the Fund’s healthcare overweight with new holdings in Agilent, Covidien and Express Scripts among others. We also meaningfully increased the Fund’s media exposure with new holdings in CBS and Comcast.

At the same time, we lightened exposure to the financials sector, and the Fund’s financials sector overweight (vs. the benchmark) declined to just over 1% at September 30th. We eliminated positions in State Street Corp, Bank of America, JP Morgan and several insurance holdings, including Chubb, Marsh & McLennan, MetLife and The Hartford. We believe the optimal approach in financials is to have “best of breed” companies in a number of industry segments. Thus, we added to the Fund’s position in AIG, a leading P&C underwriter which has been transforming its culture, selling assets and buying back its stock. We also initiated positions in asset manager, Invesco, and Wells Fargo in the banking/mortgage industry.

U.S. Large-Cap Core Equity Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class Shares), professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2012.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period,” to estimate the expenses paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

April 1, 2012 - September 30, 2012

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return
Investment Class	1,000.00	1,016.70	1.97
Service Class	1,000.00	1,014.90	3.22
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,023.05	1.97
Service Class	1,000.00	1,021.80	3.23

*	Expenses are equal to the Fund’s annualized expense ratio of 0.39% for Investment Class shares and 0.64% for Service Class shares (for the period April 1, 2012 - September 30, 2012), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

U.S. Large-Cap Core Equity Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income. The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets under normal circumstances in equity securities of large-capitalization U.S. companies, such as common and preferred stocks. The Fund invests in U.S. large-cap companies (meaning companies with a market capitalization of $8 billion or more) that the portfolio managers believe are undervalued by the market but have solid growth prospects.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2012

	One Year	Five Year	Ten Year
Number of funds in peer group	1,756	1,545	1,209
Peer group average annual total return	27.09%	-0.09%	6.95%

Morningstar Category in peer group: Large Blend

Top Ten Largest Holdings as of September 30, 2012

as a % of Fair Value (b)(c)

Apple Inc.	4.77%
Wells Fargo & Co.	2.91%
Microsoft Corp.	2.90%
Cisco Systems Inc.	2.74%
Chevron Corp.	2.69%
Oracle Corp.	2.45%
Comcast Corp.	2.44%
PepsiCo Inc.	2.38%
Qualcomm Inc.	2.33%
Time Warner Inc.	2.32%

Sector Allocation as of September 30, 2012

Portfolio composition as a % of Fair Value of $188,619 (in thousands) as of September 30, 2012 (b)(c)

Change in Value of a $10,000 Investment (a)

Investment Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2012

Investment Class Shares (Inception date: 2/2/00)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
U.S. Large-Cap Core Equity Fund	28.27%	1.47%	8.12%	$21,839
S&P 500 Index	30.20%	1.05%	8.02%	$21,624

Service Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2012

Service Class Shares (Inception date: 9/30/05)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
U.S. Large-Cap Core Equity Fund	27.88%	1.22%	5.07%	$14,141
S&P 500 Index	30.20%	1.05%	4.48%	$13,595

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

*	less than 0.05%.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

U.S. Large-Cap Core Equity Fund

Schedule of Investments	September 30, 2012

U.S. Large-Cap Core Equity Fund

	Number of Shares	Fair Value

Common Stock — 96.3%†

Advertising — 1.8%

Omnicom Group Inc.	64,298	$3,315,205

Aerospace & Defense — 1.9%

Honeywell International Inc.	58,787	3,512,523

Agricultural Products — 1.3%

Archer-Daniels-Midland Co.	87,262	2,371,781

Air Freight & Logistics — 1.4%

United Parcel Service Inc.	37,353	2,673,354

Asset Management & Custody Banks — 3.2%

Ameriprise Financial Inc.	53,888	3,054,911
Invesco Ltd.	122,474	3,060,625
		6,115,536

Automobile Manufacturers — 0.6%

Ford Motor Co.	113,282	1,116,960

Biotechnology — 1.4%

Amgen Inc.	30,616	2,581,541	(h)

Broadcasting — 0.6%

CBS Corp.	30,617	1,112,316

Cable & Satellite — 2.4%

Comcast Corp.	128,603	4,600,129

Communications Equipment — 5.1%

Cisco Systems Inc.	270,662	5,166,938	(h)
Qualcomm Inc.	70,427	4,400,983
		9,567,921

Computer Hardware — 4.8%

Apple Inc.	13,472	8,989,327	(h)

Construction & Farm Machinery & Heavy Trucks — 2.6%

Caterpillar Inc.	3,673	316,025
Cummins Inc.	11,025	1,016,615
Deere & Co.	42,872	3,536,511
		4,869,151

Consumer Finance — 1.8%

American Express Co.	61,237	3,481,936

Data Processing & Outsourced Services — 0.7%

The Western Union Co.	76,556	1,394,850

	Number of Shares	Fair Value

Department Stores — 1.0%

Macy’s Inc.	50,522	$1,900,638

Diversified Chemicals — 0.9%

EI du Pont de Nemours & Co.	12,245	615,556
PPG Industries Inc.	9,186	1,054,920
		1,670,476

Diversified Financial Services — 4.0%

Citigroup Inc.	22,041	721,181
JPMorgan Chase & Co.	31,840	1,288,883
Wells Fargo & Co.	159,215	5,497,694
		7,507,758

Diversified Metals & Mining — 0.9%

Freeport-McMoRan Copper & Gold Inc.	42,866	1,696,636

Fertilizers & Agricultural Chemicals — 0.8%

Potash Corporation of Saskatchewan Inc.	36,130	1,568,765

General Merchandise Stores — 0.7%

Target Corp.	21,430	1,360,162

Healthcare Distributors — 1.4%

Cardinal Health Inc.	67,372	2,625,487

Healthcare Equipment — 3.8%

Covidien PLC	61,234	3,638,524
Medtronic Inc.	82,675	3,564,946
		7,203,470

Healthcare Facilities — 0.6%

HCA Holdings Inc.	32,147	1,068,888

Healthcare Services — 1.9%

Express Scripts Holding Co.	58,786	3,684,119	(a)

Heavy Electrical Equipment — 0.6%

ABB Ltd. ADR	60,319	1,127,965

Home Improvement Retail — 0.8%

Lowe’s Companies Inc.	48,989	1,481,427

Independent Power Producers & Energy Traders — 2.0%

Calpine Corp.	95,529	1,652,652	(a)
The AES Corp.	189,832	2,082,457	(a)
		3,735,109

Industrial Machinery — 0.9%

Dover Corp.	9,187	546,535
Eaton Corp.	24,496	1,157,681
		1,704,216

See Notes to Schedules of Investments and Notes to Financial Statements.

U.S. Large-Cap Core Equity Fund

Schedule of Investments	September 30, 2012

	Number of Shares	Fair Value

Integrated Oil & Gas — 6.9%
Chevron Corp.	43,478	$5,067,796
Exxon Mobil Corp.	26,332	2,408,061	(h)
Hess Corp.	31,843	1,710,606
Occidental Petroleum Corp.	45,931	3,952,822
		13,139,285

Integrated Telecommunication Services — 0.5%

AT&T Inc.	24,493	923,386

Internet Software & Services — 2.2%

Google Inc.	5,511	4,158,049	(a)

IT Consulting & Other Services — 1.7%

International Business Machines Corp.	15,920	3,302,604	(h)

Life & Health Insurance — 1.0%

Prudential Financial Inc.	35,211	1,919,352

Life Sciences Tools & Services — 1.7%

Agilent Technologies Inc.	31,230	1,200,793
PerkinElmer Inc.	67,360	1,985,099
		3,185,892

Movies & Entertainment — 3.5%

The Walt Disney Co.	42,860	2,240,721
Time Warner Inc.	96,444	4,371,807
		6,612,528

Multi-Line Insurance — 2.0%

American International Group Inc.	116,361	3,815,477	(a)

Oil & Gas Equipment & Services — 2.0%

Halliburton Co.	25,724	866,642
Schlumberger Ltd.	39,804	2,879,023
		3,745,665

Oil & Gas Exploration & Production — 2.4%

Anadarko Petroleum Corp.	38,579	2,697,444
Marathon Oil Corp.	64,309	1,901,617
		4,599,061

Oil & Gas Storage & Transportation — 0.6%

The Williams Companies Inc.	33,681	1,177,825

Packaged Foods & Meats — 1.1%

Kraft Foods Inc.	42,856	1,772,096	(a)
Mondelez International Inc.	13,780	365,859
		2,137,955

Pharmaceuticals — 3.8%

Johnson & Johnson	41,639	2,869,343
Novartis AG ADR	19,903	1,219,258

	Number of Shares	Fair Value

Pfizer Inc.	122,462	$3,043,181
		7,131,782

Property & Casualty Insurance — 1.7%

ACE Ltd.	42,867	3,240,745

Railroads — 1.0%

CSX Corp.	88,808	1,842,766

Regional Banks — 1.6%

Regions Financial Corp.	428,693	3,090,877

Research & Consulting Services — 0.8%

Nielsen Holdings N.V.	49,601	1,487,038	(a)

Semiconductors — 1.6%

Altera Corp.	29,087	988,522
Analog Devices Inc.	27,556	1,079,920
Texas Instruments Inc.	33,675	927,746
		2,996,188

Soft Drinks — 4.0%

Coca-Cola Enterprises Inc.	101,042	3,159,583
PepsiCo Inc.	63,379	4,485,332
		7,644,915

Steel — 1.0%

Allegheny Technologies Inc.	59,706	1,904,621

Systems Software — 5.3%

Microsoft Corp.	183,705	5,470,735	(h)
Oracle Corp.	146,969	4,628,054	(h)
		10,098,789

Total Common Stock (Cost $160,206,184)		182,192,446

Exchange Traded Funds — 1.7%
Financial Select Sector SPDR Fund	41,894	653,546	(n)
Industrial Select Sector SPDR Fund	68,198	2,491,955	(h,n)

Total Exchange Traded Funds (Cost $2,652,400)		3,145,501

Other Investments — 0.0%*
GEI Investment Fund (Cost $15,591)		19,177	(k)

Total Investments in Securities (Cost $162,874,175)		185,357,124

See Notes to Schedules of Investments and Notes to Financial Statements.

U.S. Large-Cap Core Equity Fund

Schedule of Investments	September 30, 2012

	Fair Value

Short-Term Investments — 1.7%
GE Institutional Money Market Fund-Investment Class 0.08% (Cost $3,261,516)	$3,261,516	(d,k)

Total Investments (Cost $166,135,691)	188,618,640

Other Assets and Liabilities, net — 0.3%	561,732

NET ASSETS — 100.0%	$189,180,372

Other Information

The Fund had the following long futures contracts open at September 30, 2012:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrea lized (Depre ciation)
S&P 500 EMini IndexFutures	December 2012	20	$1,434,200	$(24,130)

See Notes to Schedules of Investments and Notes to Financial Statements.

Premier Growth Equity Fund	(Unaudited)

David B. Carlson Chief Investment Officer – U.S. Equities

The Premier Growth Equity Fund is managed by David B. Carlson. See portfolio managers’ biographical information beginning on page 128.

Q.	How did the GE Institutional Premier Growth Equity Fund perform compared to its benchmarks and Morningstar peer group for the twelve-month period ended September 30, 2012?

A.	For the twelve-month period ended September 30, 2012, the GE Institutional Premier Growth Equity Fund returned 35.95% for the Investment Class shares and 35.65% for service class shares. The Fund’s benchmarks, the S&P 500 Index and the Russell 1000 Growth Index returned 30.20% and 29.19%, respectively, and the Fund’s Morningstar peer group of 1,714 US Large Growth funds returned an average of 26.77% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	In the beginning of the year, in the 4th quarter of 2011, the European Central Bank’s LTRO and other stimulus programs in the global economy reassured investors that the tail risk of a European Union break-up had diminished. Rising equity prices were underpinned by incremental progress among European sovereigns and better U.S. economic data (e.g., housing stabilization and positive credit trends). In this environment, large-cap growth stocks generally outperformed the value stocks. Tech stocks rallied and banks rebounded amid the global stimulus. Every S&P 500 sector was up double-digits, led by financials as banks rebounded from poor performance in the previous year ended September 30, 2011. In general, the more defensive sectors (e.g., utilities, staples) lagged. As correlation (i.e., the extent to which stocks traded in lock-step with the indices — and each other) came down, we believe the environment improved for bottom-up stock picking.
Q.	What stocks and sectors significantly affected the Fund’s performance?

A.	The Fund benefited from its pro-cyclical tilt during the year’s market rally, enjoying contributions both from overweights in the technology and consumer discretionary sectors, and underweights in the classically defensive consumer staples and utilities sectors. Stock selection in the technology sector contributed the most to the Fund’s outperformance, with substantial gains in EBay, Visa and Apple more than offsetting relative weakness in Baidu and Western Union. In sometimes skittish markets, the media industry offered both defensive and growth characteristics during the 12-month period, making this sector a winner along with holdings like Liberty Global and Discovery Communications. Outperformance in the Fund’s healthcare holdings was driven by rallies in Express Scripts, Gilead and Amgen. Express Scripts demonstrated synergies from its Medco acquisition, and continued its outlook for growth in generic drugs while the biotechnology industry delivered growth and visibility via exciting pipeline innovations. Another inventive R&D company was Monsanto in agricultural biotechnology.

In an otherwise strong period of performance, underweighting the financial sector as it outperformed — and banks in particular — weighed on returns. Strength in State Street was not enough to offset this lack of bank exposure, and the relative underperformance in derivative exchange CME Group and Goldman Sachs. Bed Bath & Beyond — a very well managed specialty retailer — took a breather this year, while holdings in PepsiCo and UPS lagged against a backdrop of slowing emerging market growth and global growth concerns.

Q.	Were there any significant changes in the Fund during the period?

A.	Changes to the Fund were modest during the 12-month period. We ended the year

Premier Growth Equity Fund	(Unaudited)

with 35 stocks in the Fund, roughly flat with the start of the year. At September 30, 2012, technology remained the largest sector in the Fund. We believe technology has several things going for it: financial strength (large cash balances and free cash flow generation), global diversification (over 50% of the tech sector revenue is outside the U.S.), product cycle growth (e.g. wireless data), and attractive valuation. The Fund continued to have an underweight in utilities and consumer staples at the end of the 12-month period. We continue to focus on what we believe are financially strong companies with great management teams at attractive valuations. We favor companies with innovative products and services rather than business models tied to GDP growth. In a slow growth world, we believe the Fund’s collection of above-average growers will do well over the long term.

Premier Growth Equity Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class Shares), professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2012.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period,” to estimate the expenses paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

April 1, 2012 - September 30, 2012

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return
Investment Class	1,000.00	1,057.60	1.95
Service Class	1,000.00	1,056.00	3.24
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,023.10	1.92
Service Class	1,000.00	1,021.85	3.18

*	Expenses are equal to the Fund’s annualized expense ratio of 0.38% for Investment Class shares and 0.63% for Service Class shares (for the period April 1, 2012 - September 30, 2012), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Premier Growth Equity Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income. The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks. The Fund invests primarily in a limited number of large and medium -sized companies (meaning companies with a market capitalization of $2 billion or more) that the portfolio manager believes have above-average growth histories and/or growth potential.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2012

	One Year	Five Year	Ten Year
Number of funds in peer group	1,714	1,560	1,307
Peer group average annual total return	26.77%	0.69%	6.96%

Morningstar Category in peer group: Large Growth

Top Ten Largest Holdings as of September 30, 2012

as a % of Fair Value (b)(c)

Apple Inc.	7.18%
Express Scripts Holding Co.	4.52%
Schlumberger Ltd.	4.35%
Qualcomm Inc.	4.22%
Covidien PLC	4.01%
eBay Inc.	3.98%
Liberty Global Inc.	3.91%
Visa Inc.	3.63%
The Western Union Co.	3.57%
CME Group Inc.	3.56%

Sector Allocation as of September 30, 2012

Portfolio composition as a % of Fair Value of $259,481 (in thousands) as of September 30, 2012 (b)(c)

Change in Value of a $10,000 Investment (a)

Investment Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2012

Investment Class Shares (Inception date: 10/29/99)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
GE Institutional Premier Growth Equity	35.95%	3.76%	8.06%	$21,712
S&P 500 Index	30.20%	1.05%	8.02%	$21,624
Russell 1000 Growth	29.19%	3.24%	8.41%	$22,431

Service Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2012

Service Class Shares (Inception date: 1/3/01)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
GE Institutional Premier Growth Equity	35.65%	3.39%	7.74%	$21,080
S&P 500 Index	30.20%	1.05%	8.02%	$21,624
Russell 1000 Growth	29.19%	3.24%	8.41%	$22,431

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

*	less than 0.05%.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Premier Growth Equity Fund

Schedule of Investments	September 30, 2012

Premier Growth Equity Fund

	Number of Shares	Fair Value

Common Stock — 97.0%†

Air Freight & Logistics — 2.5%

United Parcel Service Inc.	91,392	$6,540,926

Application Software — 1.3%

Intuit Inc.	56,549	3,329,605

Asset Management & Custody Banks — 2.2%

State Street Corp.	136,378	5,722,421	(e)

Biotechnology — 5.8%

Amgen Inc.	94,707	7,985,694
Gilead Sciences Inc.	106,270	7,048,889	(a)
		15,034,583

Broadcasting — 2.9%

Discovery Communications Inc.	134,957	7,562,990	(a)

Cable & Satellite — 6.5%

DIRECTV	127,978	6,713,726	(a)
Liberty Global Inc.	179,822	10,145,557	(a)
		16,859,283

Casinos & Gaming — 1.5%

Las Vegas Sands Corp.	83,708	3,881,540

Communications Equipment — 5.4%

Cisco Systems Inc.	161,002	3,073,528
Qualcomm Inc.	175,040	10,938,250
		14,011,778

Computer Hardware — 7.2%

Apple Inc.	27,939	18,642,577

Data Processing & Outsourced Services — 10.0%

Paychex Inc.	222,561	7,409,056
The Western Union Co.	509,049	9,274,873
Visa Inc.	70,053	9,406,717
		26,090,646

Fertilizers & Agricultural Chemicals — 3.0%

Monsanto Co.	85,344	7,768,011

Healthcare Equipment — 4.0%

Covidien PLC	175,208	10,410,859

Healthcare Services — 4.5%

Express Scripts Holding Co.	187,046	11,722,173	(a)

Home Furnishing Retail — 1.6%

Bed Bath & Beyond Inc.	67,212	4,234,356	(a,h)

	Number of Shares	Fair Value

Home Improvement Retail — 3.2%

Lowe’s Companies Inc.	278,835	$8,431,970

Industrial Machinery — 3.3%

Dover Corp.	144,700	8,608,203

Internet Retail — 1.3%

Amazon.com Inc.	13,496	3,432,303	(a)

Internet Software & Services — 8.9%

Baidu Inc. ADR	73,458	8,581,364	(a)
eBay Inc.	213,201	10,321,060	(a)
Google Inc.	5,575	4,206,338	(a)
		23,108,762

Investment Banking & Brokerage — 1.9%

The Goldman Sachs Group Inc.	42,618	4,844,814

Oil & Gas Equipment & Services — 4.3%

Schlumberger Ltd.	156,021	11,284,999

Oil & Gas Exploration & Production — 1.2%

Anadarko Petroleum Corp.	44,710	3,126,123

Real Estate Services — 0.1%

CBRE Group Inc.	11,330	208,585	(a)

Soft Drinks — 3.4%

PepsiCo Inc.	123,119	8,713,132

Specialized Finance — 3.5%

CME Group Inc.	161,000	9,225,300

Specialized REITs — 2.3%

American Tower Corp.	83,406	5,954,354

Specialty Stores — 1.5%

Dick’s Sporting Goods Inc.	75,765	3,928,415

Systems Software — 3.7%

Microsoft Corp.	206,015	6,135,127
Oracle Corp.	110,868	3,491,233
		9,626,360

Total Common Stock (Cost $184,366,255)		252,305,068

Other Investments — 0.1%
GEI Investment Fund (Cost $111,818)		137,536	(k)

Total Investments in Securities (Cost $184,478,073)		252,442,604

See Notes to Schedules of Investments and Notes to Financial Statements.

Premier Growth Equity Fund

Schedule of Investments	September 30, 2012

	Fair Value

Short-Term Investments — 2.7%
GE Institutional Money Market Fund - Investment Class 0.08% (Cost $7,038,140)	$7,038,140	(d,k)

Total Investments (Cost $191,516,213)	259,480,744

Other Assets and Liabilities, net — 0.2%	589,738

NET ASSETS — 100.0%	$260,070,482

Other Information

The Fund had the following short futures contracts open at September 30, 2012:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation
S&P 500 Emini Index Futures	December 2012	18	$(1,290,780)	$19,104

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund	(Unaudited)

David Wiederecht

President and Chief Investment Officer – Investment Solutions

The Small-Cap Equity Fund is managed by David Wiederecht, who is vested with oversight authority over the Fund’s sub-advisers that provide day-to-day management of the assets of the Fund allocated to them. Mr. Wiederecht has full discretion in determining the assets that are allocated to each sub-adviser. The current sub-advisers of the Fund are as follows: Champlain Investment Partners, LLC; GlobeFlex Capital, LP; Kennedy Capital Management, Inc.; Palisade Capital Management L.L.C., and SouthernSun Asset Management, LLC. See portfolio managers’ biographical information beginning on page 128.

Q.	How did the GE Institutional Small-Cap Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2012?

A.	For the twelve-month period ended September 30, 2012, the GE Institutional Small-Cap Equity Fund returned 30.03% for the Investment Class shares and 29.63% for the Service Class shares. The Fund’s benchmark, the Russell 2000 Index returned 31.91% and the Fund’s Morningstar peer group of 674 US Small Blend funds returned an average of 29.59% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	Unprecedented support by central governments in the U.S., Europe and Asia through balance sheet expansion and other measures to ensure liquidity for financial institutions has greatly reduced the perceived risks of another major financial crisis. Although economic growth for the U.S. has been sluggish, steadily improving data, notably in the housing and auto sectors, has also played a part in improving sentiment. Overall earnings for the broad market have also continued to improve as many companies have been able to take advantage of slack in the labor market and record low borrowing costs, thus boosting the bottom line and leading to stronger margins.
Q.	What were the primary drivers behind Fund performance?

A.	The relative underperformance of the Fund versus the Russell 2000 Index for the past twelve months was due to negative allocation effects from the Fund’s positioning. During the past twelve months the Fund held, on average, 6% in cash. As a result of the strong performance of the market, holding cash acted as a drag on relative performance and it cost the Fund 90 basis points. The Fund’s performance was also hurt by having a large underweight to the financial sector, which was the third best performing sector for the Russell 2000 Index over the period. However, the Fund benefitted from strong stock selection notably in the IT sector where the Fund’s position in Global Cash Access Holdings and Concur Technologies both performed well. Stock selection within the industrials sector was also a major source of positive performance. The Fund’s performance was also helped from the acquisition of several of its holdings including Solutia, RSC Holdings and Ariba.

Q.	Were there any significant changes in the Fund during the period?

A.	There were a few changes to the Fund’s sector positioning during the period. The consumer discretionary sector moved from a slight overweight position a year ago to approximately a 2% underweight as of most recent quarter. The materials sector moved from an overweight position a year ago to a slight underweight. The energy sector position moved from being an underweight position last year to a 1.5% overweight as of the end of September 2012. At September 30, 2012, the financial sector remained the Fund’s largest underweight and the industrials sector remained the Fund’s largest overweight.

Small-Cap Equity Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class Shares), professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2012.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period,” to estimate the expenses paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

April 1, 2012 - September 30, 2012

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*

Actual Fund Return
Investment Class	1,000.00	997.00	4.44
Service Class	1,000.00	995.90	5.64
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,020.55	4.50
Service Class	1,000.00	1,019.35	5.70

*	Expenses are equal to the Fund’s annualized expense ratio of 0.89% for Investment Class shares and 1.13% for Service Class shares (for the period April 1, 2012 - September 30, 2012), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Small-Cap Equity Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in equity securities of small-cap companies, such as common and preferred stocks. The Fund uses a multi- sub-adviser investment strategy that combines growth, value and core investment management styles, which allows the Fund the potential to benefit from both value and growth cycles in the marketplace.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2012

	One Year	Five Year	Ten Year
Number of funds in peer group	674	604	485
Peer group average annual total return	29.59%	1.24%	9.35%

Morningstar Category in peer group: Small Blend

Top Ten Largest Holdings as of September 30, 2012

as a % of Fair Value (b)(c)

Sensient Technologies Corp.	1.16%
Bio-Reference Labs Inc.	1.05%
IDEX Corp.	1.02%
Jarden Corp.	0.95%
LKQ Corp.	0.94%
Packaging Corporation of America	0.90%
Darling International Inc.	0.86%
John Wiley & Sons Inc.	0.85%
AGCO Corp.	0.83%
Omega Healthcare Investors Inc. (REIT)	0.83%

Sector Allocation as of September 30, 2012

Portfolio composition as a % of Fair Value of $962,801 (in thousands) as of September 30, 2012 (b)(c)

Change in Value of a $10,000 Investment (a)

Investment Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2012

Investment Class Shares (Inception date: 8/3/98)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
GE Institutional Small-Cap Equity	30.03%	3.00%	8.50%	$22,604
Russell 2000 Index	31.91%	2.21%	10.17%	$26,335

Service Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2012

Service Class Shares (Inception date: 9/30/05)

	One Year	Five Year	Since Inception	Ending Value of a $10,000 Investment (a)
GE Institutional Small-Cap Equity	29.63%	2.74%	5.02%	$14,094
Russell 2000 Index	31.91%	2.21%	4.67%	$13,772

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

*	less than 0.05%

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance, The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2012

Small-Cap Equity Fund

	Number of Shares	Fair Value

Common Stock — 93.7%†

Advertising — 0.8%

Arbitron Inc.	193,275	$7,325,122
ReachLocal Inc.	37,400	468,996	(a)
		7,794,118

Aerospace & Defense — 0.9%

Esterline Technologies Corp.	58,512	3,284,864	(a)
Moog Inc.	19,265	729,566	(a)
Teledyne Technologies Inc.	64,265	4,073,758	(a)
Triumph Group Inc.	14,503	906,873
		8,995,061

Agricultural Products — 1.0%

Darling International Inc.	454,800	8,318,292	(a)
Fresh Del Monte Produce Inc.	37,766	966,810
		9,285,102

Air Freight & Logistics — 0.4%

Hub Group Inc.	78,000	2,315,040	(a)
UTi Worldwide Inc.	130,500	1,757,835
		4,072,875

Airlines — 0.0%*

Spirit Airlines Inc.	19,100	326,228	(a)

Alternative Carriers — 0.0%*

Vonage Holdings Corp.	125,100	285,228	(a)

Aluminum — 0.1%

Kaiser Aluminum Corp.	8,500	496,315

Apparel Retail — 1.2%

Aeropostale Inc.	212,461	2,874,596	(a)
American Eagle Outfitters Inc.	103,330	2,178,196
ANN Inc.	13,000	490,490	(a)
Genesco Inc.	7,146	476,853	(a)
The Buckle Inc.	106,240	4,826,483
Zumiez Inc.	12,700	352,171	(a)
		11,198,789

Apparel, Accessories & Luxury Goods — 1.4%

Columbia Sportswear Co.	112,996	6,101,784
Iconix Brand Group Inc.	364,150	6,642,096	(a)
Maidenform Brands Inc.	37,839	774,943	(a)
		13,518,823

Application Software — 4.4%

ACI Worldwide Inc.	118,395	5,003,373	(a)
Actuate Corp.	68,700	482,961	(a)

	Number of Shares	Fair Value

Advent Software Inc.	66,000	$1,621,620	(a)
Blackbaud Inc.	176,205	4,214,824
Bottomline Technologies Inc.	179,500	4,431,855	(a)
Compuware Corp.	47,400	469,734	(a)
Ebix Inc.	83,470	1,970,727
Fair Isaac Corp.	11,000	486,860
Mentor Graphics Corp.	31,700	490,716	(a)
Monotype Imaging Holdings Inc.	35,800	558,122
NICE Systems Ltd. ADR	101,500	3,371,830	(a)
Parametric Technology Corp.	288,685	6,293,333	(a)
PROS Holdings Inc.	104,000	1,983,280	(a)
QLIK Technologies Inc.	179,500	4,022,595	(a)
SolarWinds Inc.	9,800	546,252	(a)
Solera Holdings Inc.	20,188	885,648
SS&C Technologies Holdings Inc.	221,745	5,590,191	(a)
Tyler Technologies Inc.	11,700	515,034	(a)
		42,938,955

Asset Management & Custody Banks — 1.4%

Affiliated Managers Group Inc.	52,575	6,466,725	(a)
Financial Engines Inc.	127,500	3,038,325	(a)
Main Street Capital Corp.	16,500	486,915
Waddell & Reed Financial Inc.	104,000	3,408,080
		13,400,045

Auto Parts & Equipment — 0.2%

Accuride Corp.	46,932	218,703
Dana Holding Corp.	76,538	941,417
Modine Manufacturing Co.	68,537	505,803	(a)
Stoneridge Inc.	56,574	281,173	(a)
Tenneco Inc.	13,350	373,800	(a)
		2,320,896

Automobile Manufacturers — 0.6%

Thor Industries Inc.	146,030	5,303,810

Automotive Retail — 0.1%

America’s Car-Mart Inc.	13,138	597,385	(a)

Biotechnology — 1.3%

Acorda Therapeutics Inc.	18,500	473,785	(a)
Alkermes PLC	29,600	614,200	(a)
Cubist Pharmaceuticals Inc.	88,965	4,241,851	(a)
Emergent Biosolutions Inc.	29,300	416,353	(a)
Genomic Health Inc.	52,000	1,803,880	(a)
Myriad Genetics Inc.	122,700	3,311,673	(a)
PDL BioPharma Inc.	44,836	344,789
Pharmacyclics Inc.	7,400	477,300	(a)
Spectrum Pharmaceuticals Inc.	39,600	463,320	(a)
		12,147,151

Building Products — 0.3%

AAON Inc.	24,340	479,255
Apogee Enterprises Inc.	27,612	541,747
Simpson Manufacturing Company Inc.	14,197	406,318
Universal Forest Products Inc.	32,276	1,340,745
		2,768,065

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2012

	Number of Shares	Fair Value

Casinos & Gaming — 0.1%

WMS Industries Inc.	43,970	$720,229	(a)

Catalog Retail — 0.1%

HSN Inc.	11,000	539,550

Commercial Banks — 0.1%

Columbia Banking System Inc.	11,265	208,853
Sterling Financial Corp.	23,210	516,887
TCF Financial Corp.	46,573	556,082
		1,281,822

Commercial Printing — 0.0%*

Consolidated Graphics Inc.	8,460	220,721	(a)

Commodity Chemicals — 0.6%

Koppers Holdings Inc.	165,925	5,795,760
OM Group Inc.	19,140	354,856	(a)
		6,150,616

Communications Equipment — 0.5%

ADTRAN Inc.	58,667	1,013,766
Arris Group Inc.	102,455	1,310,399	(a)
Calamp Corp.	54,500	447,445	(a)
NETGEAR Inc.	21,170	807,424	(a)
Plantronics Inc.	28,162	994,963
		4,573,997

Computer & Electronics Retail — 0.0%*

Conn’s Inc.	21,100	465,255	(a)

Computer Storage & Peripherals — 0.1%

MTS Systems Corp.	16,798	899,533

Construction & Engineering — 1.9%

Chicago Bridge & Iron Company N.V.	180,000	6,856,200
Dycom Industries Inc.	22,100	317,798	(a)
Quanta Services Inc.	178,985	4,420,929	(a)
URS Corp.	194,125	6,854,554
		18,449,481

Construction & Farm Machinery & Heavy Trucks — 2.0%

AGCO Corp.	169,200	8,033,616	(a)
Astec Industries Inc.	45,290	1,431,617	(a)
Greenbrier Companies Inc.	75,392	1,216,827	(a)
Lindsay Corp.	7,100	510,987
Sauer-Danfoss Inc.	12,500	502,625
Trinity Industries Inc.	253,700	7,603,389
		19,299,061

Construction Materials — 0.1%

Drew Industries Inc.	20,822	629,033	(a)
Eagle Materials Inc.	13,200	610,632
		1,239,665

	Number of Shares	Fair Value

Consumer Electronics — 0.0%*

Harman International Industries Inc.	6,966	$321,551

Consumer Finance — 0.0%*

Ezcorp Inc.	15,950	365,733	(a)

Data Processing & Outsourced Services — 2.6%

Broadridge Financial Solutions Inc.	261,025	6,089,713
Cardtronics Inc.	78,000	2,322,840	(a)
Global Cash Access Holdings Inc.	563,304	4,534,597	(a)
Heartland Payment Systems Inc.	14,900	472,032
Jack Henry & Associates Inc.	104,000	3,941,600
NeuStar Inc.	78,000	3,122,340	(a)
Syntel Inc.	7,900	493,039
TeleTech Holdings Inc.	25,150	428,807	(a)
TNS Inc.	25,197	376,695	(a)
Wright Express Corp.	52,000	3,625,440	(a)
		25,407,103

Distributors — 0.9%

LKQ Corp.	490,080	9,066,480	(a)

Diversified Chemicals — 0.1%

LSB Industries Inc.	11,800	517,666	(a)

Diversified Metals & Mining — 0.3%

Compass Minerals International Inc.	41,585	3,101,825

Diversified REITs — 0.2%

Cousins Properties Inc.	46,040	365,558
PS Business Parks Inc.	6,500	434,330
Washington Real Estate Investment Trust	39,094	1,048,501
		1,848,389

Diversified Support Services — 0.6%

Healthcare Services Group Inc.	200,225	4,579,146
UniFirst Corp.	13,755	918,696
		5,497,842

Education Services — 0.5%

Grand Canyon Education Inc.	20,600	484,718	(a)
K12 Inc.	104,000	2,100,800	(a)
Lincoln Educational Services Corp.	41,100	172,620
Strayer Education Inc.	26,500	1,705,275
		4,463,413

Electric Utilities — 0.8%

ALLETE Inc.	23,337	974,086
IDACORP Inc.	136,345	5,899,648
Otter Tail Corp.	18,500	441,410
Westar Energy Inc.	27,918	828,048
		8,143,192

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2012

	Number of Shares	Fair Value

Electrical Components & Equipment — 1.0%

Acuity Brands Inc.	7,200	$455,688
Belden Inc.	11,700	431,496
Brady Corp.	101,500	2,971,920
EnerSys	37,912	1,337,914	(a)
General Cable Corp.	15,100	443,638	(a)
II-VI Inc.	43,840	833,837	(a)
LSI Industries Inc.	34,584	233,096
Polypore International Inc.	34,420	1,216,747	(a)
Regal-Beloit Corp.	12,043	848,791
Vicor Corp.	66,083	440,774	(a)
		9,213,901

Electronic Components — 0.0%*

Littelfuse Inc.	7,173	405,561

Electronic Equipment & Instruments — 0.5%

Badger Meter Inc.	7,137	259,715
FARO Technologies Inc.	43,400	1,793,288	(a)
National Instruments Corp.	118,500	2,982,645
		5,035,648

Electronic Manufacturing Services — 0.7%

Measurement Specialties Inc.	110,598	3,647,522	(a)
Methode Electronics Inc.	75,765	735,678
Multi-Fineline Electronix Inc.	50,849	1,146,645	(a)
Plexus Corp.	29,515	894,009	(a)
		6,423,854

Environmental & Facilities Services — 0.3%

ABM Industries Inc.	127,500	2,413,575

Fertilizers & Agricultural Chemicals — 0.1%

American Vanguard Corp.	15,400	535,920

Food Distributors — 0.1%

Spartan Stores Inc.	62,625	958,789

Food Retail — 1.0%

Harris Teeter Supermarkets Inc.	141,500	5,495,860
Safeway Inc.	278,475	4,480,663
		9,976,523

Footwear — 1.1%

Crocs Inc.	25,600	414,976	(a)
Deckers Outdoor Corp.	89,455	3,277,631	(a)
Wolverine World Wide Inc.	148,393	6,584,197
		10,276,804

Gas Utilities — 0.1%

South Jersey Industries Inc.	20,928	1,107,719

Healthcare Distributors — 0.6%

Owens & Minor Inc.	188,956	5,646,005

	Number of Shares	Fair Value

Healthcare Equipment — 3.8%

Abaxis Inc.	11,000	$395,120	(a)
Analogic Corp.	8,000	625,360
Cyberonics Inc.	9,300	487,506	(a)
Cynosure Inc.	16,400	432,632	(a)
Exactech Inc.	14,962	266,772	(a)
Hill-Rom Holdings Inc.	160,359	4,660,033
Integra LifeSciences Holdings Corp.	141,900	5,832,090	(a)
Masimo Corp.	201,500	4,872,270	(a)
NuVasive Inc.	179,500	4,112,345	(a)
Orthofix International N.V.	11,200	501,200	(a)
STERIS Corp.	114,500	4,061,315
Team Health Holdings Inc.	15,800	428,654	(a)
Teleflex Inc.	69,500	4,784,380
Thoratec Corp.	86,275	2,985,115	(a)
Volcano Corp.	78,000	2,228,460	(a)
		36,673,252

Healthcare Facilities — 0.4%

The Ensign Group Inc.	17,873	547,003
VCA Antech Inc.	153,500	3,028,555	(a)
		3,575,558

Healthcare Services — 2.3%

Bio-Reference Labs Inc.	354,855	10,141,756	(a)
HMS Holdings Corp.	135,380	4,525,753	(a)
Magellan Health Services Inc.	10,266	529,828	(a)
MEDNAX Inc.	91,950	6,845,677	(a)
Metropolitan Health Networks Inc.	38,608	360,599	(a)
		22,403,613

Healthcare Supplies — 1.0%

Align Technology Inc.	14,300	528,671	(a)
Haemonetics Corp.	6,200	497,240	(a)
Merit Medical Systems Inc.	32,338	482,806	(a)
RTI Biologics Inc.	106,100	442,437	(a)
Staar Surgical Co.	45,100	340,956	(a)
Utah Medical Products Inc.	14,600	496,254
West Pharmaceutical Services Inc.	130,500	6,925,635
		9,713,999

Healthcare Technology — 0.8%

Computer Programs & Systems Inc.	39,235	2,179,504
Medidata Solutions Inc.	64,000	2,656,000	(a)
Omnicell Inc.	30,000	417,000	(a)
Quality Systems Inc.	153,500	2,847,425
		8,099,929

Heavy Electrical Equipment — 0.1%

AZZ Inc.	13,400	508,932

Home Building — 0.0%*

Meritage Homes Corp.	12,200	463,966	(a)

Home Furnishing Retail — 0.5%

Aaron’s Inc.	181,124	5,037,058

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2012

	Number of Shares	Fair Value

Home Furnishings — 0.0%*

Hooker Furniture Corp.	18,666	$242,471

Household Products — 0.7%

Spectrum Brands Holdings Inc.	164,300	6,573,643

Housewares & Specialties — 1.2%

Jarden Corp.	173,295	9,156,908
Tupperware Brands Corp.	52,000	2,786,680
		11,943,588

Human Resource & Employment Services — 0.1%

GP Strategies Corp.	27,000	521,640	(a)

Industrial Conglomerates — 0.3%

Raven Industries Inc.	95,900	2,822,337

Industrial Machinery — 6.1%

Actuant Corp.	49,248	1,409,478
Briggs & Stratton Corp.	22,233	415,090
CLARCOR Inc.	64,735	2,889,123
Columbus McKinnon Corp.	35,068	529,877	(a)
EnPro Industries Inc.	116,000	4,177,160	(a)
ESCO Technologies Inc.	52,975	2,058,079
Harsco Corp.	57,620	1,182,939
IDEX Corp.	234,600	9,799,242
Kaydon Corp.	77,000	1,720,180
LB Foster Co.	8,411	272,012
Middleby Corp.	41,100	4,752,804	(a)
Mueller Industries Inc.	56,055	2,548,821
Nordson Corp.	73,850	4,329,087
Proto Labs Inc.	45,100	1,525,282	(a)
RBC Bearings Inc.	13,500	649,350	(a)
Robbins & Myers Inc.	90,000	5,364,000
Timken Co.	151,250	5,620,450
Trimas Corp.	220,000	5,304,200	(a)
Valmont Industries Inc.	5,395	709,442
Woodward Inc.	98,335	3,341,423
		58,598,039

Industrial REITs — 0.1%

DuPont Fabros Technology Inc.	16,969	428,467
First Potomac Realty Trust	67,661	871,474
		1,299,941

Internet Software & Services — 1.5%

Ancestry.com Inc.	12,400	372,992	(a)
Aspen Technology Inc.	18,600	480,810	(a)
comScore Inc.	153,500	2,340,875	(a)
CoStar Group Inc.	26,000	2,120,040	(a)
Demand Media Inc.	46,662	507,216	(a)
IntraLinks Holdings Inc.	96,800	633,072	(a)
Liquidity Services Inc.	11,000	552,310	(a)
LogMeIn Inc.	102,300	2,294,589	(a)
Monster Worldwide Inc.	42,600	312,258	(a)
NIC Inc.	184,115	2,724,902

	Number of Shares	Fair Value

Responsys Inc.	39,400	$403,062	(a)
The Active Network Inc.	133,635	1,674,447	(a)
XO Group Inc.	43,800	365,730	(a)
		14,782,303

Investment Banking & Brokerage — 1.0%

BGC Partners Inc.	75,961	372,209
Duff & Phelps Corp.	31,500	428,715
GFI Group Inc.	148,230	471,371
Piper Jaffray Co.	42,163	1,073,048	(a)
Raymond James Financial Inc.	183,235	6,715,563
Stifel Financial Corp.	22,242	747,331	(a)
		9,808,237

IT Consulting & Other Services — 0.3%

Sapient Corp.	231,500	2,467,790	(a)
Unisys Corp.	20,600	428,892	(a)
		2,896,682

Leisure Facilities — 0.0%*

Six Flags Entertainment Corp.	7,900	464,520

Leisure Products — 0.5%

Arctic Cat Inc.	10,500	435,330	(a)
Brunswick Corp.	24,217	548,031
Polaris Industries Inc.	49,425	3,997,000
		4,980,361

Life & Health Insurance — 0.1%

American Equity Investment Life Holding Co.	71,736	834,290
StanCorp Financial Group Inc.	12,692	396,498
		1,230,788

Life Sciences Tools & Services — 2.3%

Bio-Rad Laboratories Inc.	52,000	5,549,440	(a)
Bruker Corp.	377,275	4,938,530	(a)
Cambrex Corp.	44,700	524,331	(a)
Charles River Laboratories International Inc.	13,600	538,560	(a)
ICON PLC ADR	156,110	3,804,401	(a)
Luminex Corp.	153,500	2,984,040	(a)
PAREXEL International Corp.	26,500	815,140	(a)
Techne Corp.	40,000	2,877,600
		22,032,042

Managed Healthcare — 1.2%

Centene Corp.	191,400	7,160,274	(a)
Molina Healthcare Inc.	164,665	4,141,325	(a)
WellCare Health Plans Inc.	6,700	378,885	(a)
		11,680,484

Metal & Glass Containers — 1.0%

AEP Industries Inc.	10,198	617,897	(a)
Aptargroup Inc.	78,000	4,033,380
Silgan Holdings Inc.	104,000	4,525,040
		9,176,317

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2012

	Number of Shares	Fair Value

Movies & Entertainment — 0.1%

Cinemark Holdings Inc.	20,000	$448,600
Regal Entertainment Group	33,200	467,124
		915,724

Multi-Line Insurance — 0.7%

HCC Insurance Holdings Inc.	174,835	5,925,158
Horace Mann Educators Corp.	40,760	738,164
		6,663,322

Multi-Utilities — 0.2%

Avista Corp.	44,379	1,142,315
Black Hills Corp.	22,671	806,407
		1,948,722

Office Electronics — 0.5%

Zebra Technologies Corp.	117,140	4,397,436	(a)

Office REITs — 1.3%

BioMed Realty Trust Inc.	373,747	6,996,544
Coresite Realty Corp.	128,720	3,467,717
Digital Realty Trust Inc.	19,970	1,394,904
Lexington Realty Trust	60,395	583,416
		12,442,581

Office Services & Supplies — 0.2%

Herman Miller Inc.	105,365	2,048,296
Knoll Inc.	23,485	327,616
		2,375,912

Oil & Gas Drilling — 0.4%

Pioneer Energy Services Corp.	552,710	4,305,611	(a)

Oil & Gas Equipment & Services — 2.9%

Basic Energy Services Inc.	24,600	276,012	(a)
Cal Dive International Inc.	104,038	159,178	(a)
CARBO Ceramics Inc.	70,450	4,432,714
Dawson Geophysical Co.	11,870	299,836	(a)
Dril-Quip Inc.	39,170	2,815,540	(a)
Flotek Industries Inc.	37,282	472,363	(a)
Hornbeck Offshore Services Inc.	23,667	867,396	(a)
Key Energy Services Inc.	257,500	1,802,500	(a)
Lufkin Industries Inc.	83,000	4,467,060
Mitcham Industries Inc.	16,276	259,277	(a)
Natural Gas Services Group Inc.	18,542	277,203	(a)
Oil States International Inc.	86,910	6,905,869	(a)
Superior Energy Services Inc.	153,500	3,149,820	(a)
Tetra Tech Inc.	8,999	236,314	(a)
TETRA Technologies Inc.	255,000	1,542,750	(a)
		27,963,832

Oil & Gas Exploration & Production — 3.3%

Approach Resources Inc.	127,500	3,841,575	(a)
Berry Petroleum Co.	26,252	1,066,619
Bill Barrett Corp.	49,543	1,227,180	(a)

	Number of Shares	Fair Value

Carrizo Oil & Gas Inc.	10,685	$267,232	(a)
Energy XXI Bermuda Ltd.	14,500	506,775
Gulfport Energy Corp.	116,405	3,638,820	(a)
Kodiak Oil & Gas Corp.	41,881	392,006	(a)
Newfield Exploration Co.	168,200	5,268,024	(a)
Northern Oil and Gas Inc.	193,000	3,279,070	(a)
Oasis Petroleum Inc.	103,500	3,050,145	(a)
PDC Energy Inc.	43,500	1,375,905	(a)
Resolute Energy Corp.	333,000	2,953,710	(a)
SM Energy Co.	90,715	4,908,589
Stone Energy Corp.	18,800	472,256	(a)
		32,247,906

Oil & Gas Refining & Marketing — 0.2%

Alon USA Energy Inc.	50,700	694,590
Western Refining Inc.	52,423	1,372,434
		2,067,024

Packaged Foods & Meats — 3.6%

Flowers Foods Inc.	307,000	6,195,260
Lancaster Colony Corp.	78,000	5,713,500
Sanderson Farms Inc.	120,956	5,366,818
Smithfield Foods Inc.	362,295	7,119,097	(a)
Snyders-Lance Inc.	179,500	4,487,500
The Hain Celestial Group Inc.	6,300	396,900	(a)
TreeHouse Foods Inc.	103,500	5,433,750	(a)
		34,712,825

Paper Packaging — 0.9%

Packaging Corporation of America	238,730	8,665,899

Paper Products — 0.1%

Buckeye Technologies Inc.	17,712	567,847

Personal Products — 0.1%

Medifast Inc.	16,300	426,245	(a)
Revlon Inc.	19,900	307,256	(a)
USANA Health Sciences Inc.	10,900	506,523	(a)
		1,240,024

Pharmaceuticals — 0.4%

Auxilium Pharmaceuticals Inc.	20,600	503,876	(a)
Hi-Tech Pharmacal Company Inc.	6,253	207,037	(a)
Jazz Pharmaceuticals PLC	9,400	535,894	(a)
Par Pharmaceutical Companies Inc.	19,104	954,818	(a)
Pozen Inc.	71,200	472,056	(a)
Questcor Pharmaceuticals Inc.	10,100	186,850	(a)
Santarus Inc.	57,700	512,376	(a)
Sciclone Pharmaceuticals Inc.	104,300	578,865	(a)
		3,951,772

Property & Casualty Insurance — 2.4%

Allied World Assurance Company Holdings AG	101,500	7,840,875
American Safety Insurance Holdings Ltd.	58,231	1,088,337	(a)
Amtrust Financial Services Inc.	86,000	2,203,320

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2012

	Number of Shares	Fair Value

Argo Group International Holdings Ltd.	115,569	$3,743,280
Aspen Insurance Holdings Ltd.	142,000	4,329,580
First American Financial Corp.	25,500	552,585
The Navigators Group Inc.	74,000	3,642,650	(a)
		23,400,627

Publishing — 1.3%

John Wiley & Sons Inc.	177,485	8,155,436
Morningstar Inc.	66,100	4,140,504
		12,295,940

Railroads — 0.8%

Genesee & Wyoming Inc.	113,565	7,592,956	(a)

Regional Banks — 4.5%

Bank of the Ozarks Inc.	29,166	1,005,352
Banner Corp.	24,831	672,920
Bryn Mawr Bank Corp.	65,000	1,458,600
Camden National Corp.	10,109	374,437
Cardinal Financial Corp.	17,373	248,434
CoBiz Financial Inc.	29,020	203,140
Community Bank System Inc.	48,200	1,358,758
Cullen Frost Bankers Inc.	69,470	3,989,662
East West Bancorp Inc.	46,241	976,610
First Horizon National Corp.	70,039	674,476
Fulton Financial Corp.	126,505	1,247,339
Glacier Bancorp Inc.	24,494	381,616
Hancock Holding Co.	14,472	447,908
Home BancShares Inc.	27,597	940,782
Iberiabank Corp.	44,010	2,015,658
Independent Bank Corp.	53,500	1,609,815
Lakeland Financial Corp.	13,964	385,406
Old National Bancorp	30,178	410,723
PacWest Bancorp	10,686	249,732
Prosperity Bancshares Inc.	121,390	5,173,642
Southwest Bancorp Inc.	44,322	480,894	(a)
Sterling Bancorp	68,988	684,361
Susquehanna Bancshares Inc.	98,628	1,031,649
SVB Financial Group	74,413	4,499,010	(a)
UMB Financial Corp.	153,500	7,472,380
Umpqua Holdings Corp.	46,864	604,077
Washington Trust Bancorp Inc.	63,500	1,668,145
Westamerica Bancorporation	60,005	2,823,235
Wintrust Financial Corp.	14,599	548,484
		43,637,245

Reinsurance — 0.7%

Alterra Capital Holdings Ltd.	53,000	1,268,820
Endurance Specialty Holdings Ltd.	104,000	4,004,000
Maiden Holdings Ltd.	51,732	459,897
Platinum Underwriters Holdings Ltd.	19,754	807,346
		6,540,063

Research & Consulting Services — 0.4%

ICF International Inc.	13,610	273,561	(a)
Mistras Group Inc.	78,000	1,809,600	(a)
Resources Connection Inc.	62,340	817,277

	Number of Shares	Fair Value

The Advisory Board Co.	10,800	$516,564	(a)
The Corporate Executive Board Co.	12,200	654,286
		4,071,288

Residential REITs — 0.3%

Associated Estates Realty Corp.	64,209	973,408
Colonial Properties Trust	26,648	560,940
Home Properties Inc.	7,600	465,652
Mid-America Apartment Communities Inc.	9,679	632,135
		2,632,135

Restaurants — 0.9%

Cracker Barrel Old Country Store Inc.	88,870	5,964,066
Einstein Noah Restaurant Group Inc.	22,400	396,256
Texas Roadhouse Inc.	28,100	480,510
The Wendy’s Co.	310,130	1,411,091
		8,251,923

Retail REITs — 0.2%

CBL & Associates Properties Inc.	24,700	527,098
Ramco-Gershenson Properties Trust	52,361	656,083
Saul Centers Inc.	10,300	457,320
		1,640,501

Security & Alarm Services — 0.8%

The Brink’s Co.	294,400	7,563,136

Semiconductor Equipment — 0.5%

MKS Instruments Inc.	17,177	437,842
Rudolph Technologies Inc.	420,575	4,416,037	(a)
Ultratech Inc.	14,500	455,010	(a)
		5,308,889

Semiconductors — 1.7%

Diodes Inc.	32,290	549,253	(a)
Emulex Corp.	4,892	35,271	(a)
Fairchild Semiconductor International Inc.	57,214	750,648	(a)
First Solar Inc.	25,200	558,054	(a)
Hittite Microwave Corp.	37,500	2,080,125	(a)
Integrated Device Technology Inc.	71,181	418,544	(a)
Micrel Inc.	41,600	433,472
Microsemi Corp.	310,458	6,230,892	(a)
Monolithic Power Systems Inc.	20,800	410,800	(a)
Pericom Semiconductor Corp.	9,719	84,410	(a)
RF Micro Devices Inc.	88,337	348,931	(a)
Semtech Corp.	154,865	3,894,855	(a)
Silicon Laboratories Inc.	12,900	474,204	(a)
TriQuint Semiconductor Inc.	124,553	628,993	(a)
		16,898,452

Specialized Consumer Services — 0.1%

Coinstar Inc.	7,400	332,852	(a)
Matthews International Corp.	21,340	636,359
		969,211

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2012

	Number of Shares	Fair Value

Specialized Finance — 0.1%

NewStar Financial Inc.	52,247	$626,442	(a)

Specialized REITs — 1.5%

DiamondRock Hospitality Co.	72,870	701,738
Hersha Hospitality Trust	106,521	521,953
Inland Real Estate Corp.	36,031	297,256
National Health Investors Inc.	10,747	552,826
Omega Healthcare Investors Inc.	350,825	7,974,252
Potlatch Corp.	12,600	470,862
Sabra Healthcare REIT Inc.	160,555	3,212,706
Summit Hotel Properties Inc.	65,842	562,291
		14,293,884

Specialty Chemicals — 1.4%

Chemtura Corp.	29,300	504,546	(a)
HB Fuller Co.	43,953	1,348,478
Sensient Technologies Corp.	303,984	11,174,452
Stepan Co.	9,490	912,179
		13,939,655

Specialty Stores — 0.1%

Cabela’s Inc.	14,411	787,993	(a)

Steel — 0.5%

Carpenter Technology Corp.	11,854	620,201
Commercial Metals Co.	284,525	3,755,730
Schnitzer Steel Industries Inc.	33,158	933,398
		5,309,329

Systems Software — 1.5%

Ariba Inc.	152,500	6,832,000	(a)
CommVault Systems Inc.	8,900	522,430	(a)
Fortinet Inc.	16,100	388,654	(a)
MICROS Systems Inc.	140,355	6,894,238	(a)
		14,637,322

Technology Distributors — 0.1%

ScanSource Inc.	17,838	571,173	(a)
Tech Data Corp.	19,211	870,258	(a)
		1,441,431

Thrifts & Mortgage Finance — 0.3%

BankUnited Inc.	24,225	596,177
Nationstar Mortgage Holdings Inc.	15,800	524,244	(a)
Northwest Bancshares Inc.	52,535	642,503
Ocwen Financial Corp.	17,800	487,898	(a)
Washington Federal Inc.	28,954	482,953
		2,733,775

Tires & Rubber — 0.2%

Cooper Tire & Rubber Co.	78,124	1,498,418

Trading Companies & Distributors — 0.8%

Applied Industrial Technologies Inc.	179,385	7,431,921

	Number of Shares	Fair Value

DXP Enterprises Inc.	10,968	$523,941	(a)
		7,955,862

Trucking — 1.1%

Avis Budget Group Inc.	27,400	421,412	(a)
Landstar System Inc.	37,700	1,782,456
Marten Transport Ltd.	36,409	639,706
Old Dominion Freight Line Inc.	235,330	7,097,553	(a)
Swift Transportation Co.	37,200	320,664	(a)
		10,261,791

Water Utilities — 0.1%

American States Water Company	10,400	462,072

Wire & Cable Products — 0.1%

Encore Wire Corp.	18,265	534,434

Total Common Stock (Cost $789,798,327)		905,297,180

Other Investments — 0.0%*
GEI Investment Fund (Cost $58,277)		71,681	(k)

Total Investments in Securities (Cost $789,856,604)		905,368,861

Short-Term Investments — 5.9%
GE Institutional Money Market Fund - Investment Class 0.08% (Cost $57,432,228)		57,432,228	(d,k)

Total Investments (Cost $847,288,832)		962,801,089

Other Assets and Liabilities, net — 0.4%		3,944,786

NET ASSETS — 100.0%		$966,745,875

Other Information

The Fund had the following long futures contracts open at September 30 2012:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Depreciation
Russell 2000 Mini Index Futures	December 2012	212	$17,689,280	$(266,858)

See Notes to Schedules of Investments and Notes to Financial Statements.

International Equity Fund	(Unaudited)

Ralph R. Layman Executive Vice President and Chief Investment Officer Emeritus

The International Equity Fund is managed by a team of portfolio managers that includes Ralph R. Layman, Jonathan L. Passmore and Michael J. Solecki. As lead portfolio manager for the Fund, Mr. Layman oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager is limited to the management of his or her portion of the Fund, the size of the portion which Mr. Layman determines on an annual basis. The portfolio managers do not operate independently of each other, rather, the team operates collaboratively, communicating purchases or sales of securities on behalf of the Fund. See portfolio managers’ biographical information beginning on page 128.

Q.	How did the GE Institutional International Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2012?

A.	For the twelve month period ended September 30, 2012, the GE Institutional International Equity Fund returned 18.43% for the Investment Class shares and 18.11% for the Service Class shares. The Fund’s benchmark, the MSCI EAFE Index returned 13.75% and the Fund’s Morningstar peer group of 837 Foreign Large Blend funds returned an average of 16.04% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	Starting in the final quarter of 2011, the first signs of material progress in solving Europe’s debt crisis appeared, persisting, with brief exceptions, throughout the entire twelve month period. The progress revolved around political acceptance of greater fiscal integration and the development of more appropriate and effective financial institutions including the European Stability Mechanism (ESM). In addition, the ECB under the new leadership of Mario Draghi played a more active role introducing long-term cheap financing for banks (LTRO) while adopting a “whatever it takes” attitude tempered only by an insistence on conditionality. Given the steady deterioration of Spain and its banking system this more expansive role was both welcome and essential.

Meanwhile China continued to avoid a hard landing although its economy slowed with a profound impact on other markets around the world, many of which have been acting as suppliers and customers to the world’s second-largest economy.

Q.	What were the primary drivers behind Fund performance?

A.	Stock selection was positive in all sectors but most notably in information technology. Strong growth in segments such as smartphones, plus new developments in integrated circuits and enterprise software led to significant contributions to the Fund’s returns from Samsung Electronics, Taiwan Semiconductor, Hexagon and SAP. Sector allocation was mainly positive except in the IT sector which despite our success was the second-worst performing sector after utilities. Regionally, the Fund benefitted significantly from an underweight and stock selection in Japan and from stock selection in Europe, the U.K. and the Emerging Markets. Cash averaging 3.27% during the period acted as a drag on performance.

Q.	Were there any significant changes in the Fund during the period?

A.	The weight in healthcare was increased with new holdings Astellas (Japan) and CSL (Australia) plus an additional weight in Fresenius SE. Consumer staples holdings increased through additions to Diageo (UK) and AB Inbev (Belgium). In the energy sector trims of holdings in Petrobras (Brazil) and Suncor (Canada) were replaced through purchases of SubSea 7 (Norway), BG Group and ENI (Italy). In the financials sector positions in Santander (Spain), ICICI (India) and Bank of China HK were sold and replaced by Deutsche Bank, AIA Hong Kong, ING and Daito Trust and — for autos in the consumer discretionary sector we added to the Fund’s position in Toyota while selling Suzuki Motor.

Overall, the general tenor of the Fund did not change, positioned for sub-par growth in a sub-par inflationary world.

International Equity Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class Shares), professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2012.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period,” to estimate the expenses paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transactions costs, such as sales charges or redemption fees, if any. Redemption fees are currently suspended for this Fund, but may be reinstated at any time. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

April 1, 2012 - September 30, 2012

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*

Actual Fund Return
Investment Class	1,000.00	1,007.50	2.81
Service Class	1,000.00	1,005.70	4.06
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,022.20	2.83
Service Class	1,000.00	1,020.95	4.09

*	Expenses are equal to the Fund’s annualized expense ratio of 0.56% for Investment Class shares and 0.81% for Service Class shares (for the period April 1, 2012 - September 30, 2012), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

International Equity Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks. The Fund invests primarily (meaning at least 65%) in companies in both developed and emerging market countries outside the United States.

Morningstar Performance Comparison

Based on average annual returns for periods ended 09/30/12

	One Year	Five Year	Ten Year
Number of funds in peer group	837	707	518
Peer group average annual total return	16.04%	-5.31%	7.53%

Morningstar Category in peer group: Foreign Large Blend

Top Ten Largest Holdings as of September 30, 2012

as a % of Fair Value (b)(c)

Diageo PLC	2.79%
Nestle S.A.	2.62%
HSBC Holdings PLC	2.52%
Linde AG	2.51%
SAP AG	2.40%
Samsung Electronics Company Ltd.	2.33%
Taiwan Semiconductor Manufacturing Company Ltd.	2.27%
Vodafone Group PLC	2.11%
AIA Group Ltd.	2.11%
Fresenius SE & Company KGaA	2.09%

Regional Allocation as of September 30, 2012

Portfolio composition as a % of Fair Value of $2,085,196 (in thousands) as of September 30, 2012 (b)(c)

Change in Value of a $10,000 Investment (a)

Investment Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2012

Investment Class Shares (Inception date: 11/25/97)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
GE Institutional International Equity	18.43%	-6.24%	8.50%	$22,611
MSCI EAFE Index	13.75%	-5.24%	8.20%	$21,999

Service Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2012

Service Class Shares (Inception date: 1/3/01)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
GE Institutional International Equity	18.11%	-6.48%	8.23%	$22,063
MSCI EAFE Index	13.75%	-5.24%	8.20%	$21,999

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

International Equity Fund

Schedule of Investments	September 30, 2012

GE Institutional International Equity

	Number of Shares	Fair Value

Common Stock — 96.7%†

Australia — 2.1%

Brambles Ltd.	3,435,599	$25,080,207
CSL Ltd.	403,846	19,318,133
		44,398,340

Belgium — 1.2%

Anheuser-Busch InBev N.V.	293,253	24,963,947

Brazil — 0.6%

Petroleo Brasileiro S.A. ADR	602,779	13,303,333	(h)

Canada — 3.0%

Canadian Natural Resources Ltd.	235,591	7,262,031
Cenovus Energy Inc.	168,242	5,866,541
Potash Corporation of Saskatchewan Inc.	631,844	27,439,092
Suncor Energy Inc.	689,767	22,670,933
		63,238,597

China — 1.8%

Baidu Inc. ADR	318,187	37,170,605	(a,h)

France — 8.2%

AXA S.A.	1,247,725	18,604,241
BNP Paribas S.A.	457,091	21,745,992	(h)
Cap Gemini S.A.	307,543	13,026,906
Cie Generale d’Optique Essilor International S.A.	326,217	30,581,939
LVMH Moet Hennessy Louis Vuitton S.A.	158,128	23,801,498
Safran S.A.	1,020,704	36,748,091
Total S.A.	167,470	8,316,373
Vallourec S.A.	229,508	9,728,881
Vinci S.A.	234,948	10,018,425
		172,572,346

Germany — 11.5%

Adidas AG	113,303	9,305,591
Bayer AG	281,010	24,160,332
Deutsche Bank AG	649,175	25,677,098
Fresenius SE & Company KGaA	375,047	43,588,853
HeidelbergCement AG	446,273	23,407,282
Linde AG	303,281	52,282,899
SAP AG	706,367	50,080,709
Siemens AG	130,276	13,007,438
		241,510,202

	Number of Shares	Fair Value

Hong Kong — 2.5%

AIA Group Ltd.	11,844,571	$43,921,119
Wharf Holdings Ltd.	1,324,636	9,148,971
		53,070,090

India — 0.3%

Power Grid Corporation of India Ltd.	2,916,394	6,646,138

Ireland — 1.3%

WPP PLC	1,941,712	26,385,024

Italy — 2.2%

Eni S.p.A.	1,032,342	22,604,391
Luxottica Group S.p.A.	683,515	24,208,279
		46,812,670

Japan — 15.8%

Astellas Pharma Inc.	439,300	22,388,490
Bridgestone Corp.	151,500	3,524,614
Daito Trust Construction Company Ltd.	150,200	15,155,141
FANUC Corp.	180,500	29,186,247
JGC Corp.	527,000	17,645,694
Kubota Corp.	1,946,000	19,760,154
Mitsubishi Corp.	379,500	6,921,729
Mitsubishi Heavy Industries Ltd.	2,888,000	12,546,838
Mitsui & Company Ltd.	459,900	6,490,620
Nikon Corp.	606,083	16,733,500
SMC Corp.	66,700	10,785,167
Softbank Corp.	973,789	39,552,355
Sony Financial Holdings Inc.	1,139,000	19,588,458
Sumitomo Realty & Development Company Ltd. (REIT)	669,000	17,817,069
The Bank of Yokohama Ltd.	3,607,452	17,202,631
Toyota Motor Corp.	1,063,181	41,543,319
Unicharm Corp.	609,400	35,091,414
		331,933,440

Netherlands — 2.4%

ING Groep N.V.	3,408,326	26,962,197	(a)
Unilever N.V.	670,283	23,739,637
		50,701,834

Norway — 0.6%

Subsea 7 S.A.	571,583	13,199,286

Singapore — 1.9%

United Overseas Bank Ltd.	2,502,249	40,082,492

South Korea — 2.3%

Samsung Electronics Company Ltd.	40,170	48,648,195

See Notes to Schedules of Investments and Notes to Financial Statements.

International Equity Fund

Schedule of Investments	September 30, 2012

	Number of Shares	Fair Value

Sweden — 2.9%

Alfa Laval AB	956,248	$17,370,152
Hexagon AB	908,817	19,516,431
Telefonaktiebolaget LM Ericsson	2,538,149	23,168,749
		60,055,332

Switzerland — 8.9%

Nestle S.A.	865,316	54,600,169
Novartis AG	663,300	40,618,126
Roche Holding AG	112,414	21,016,322
Syngenta AG	92,649	34,652,185
The Swatch Group AG	29,840	11,913,139
Zurich Insurance Group AG	92,600	23,076,101
		185,876,042

Taiwan — 2.3%

Taiwan Semiconductor Manufacturing Company Ltd.	15,454,548	47,344,002
Taiwan Semiconductor Manufacturing Company Ltd. ADR	84,640	1,339,005
		48,683,007

United Kingdom — 24.9%

Aggreko PLC	741,034	27,677,848
BG Group PLC	2,136,663	43,128,524
BHP Billiton PLC	1,105,785	34,373,201	(h)
Capita PLC	1,957,563	24,482,498
Diageo PLC	2,068,786	58,111,028
Experian PLC	536,403	8,913,025
HSBC Holdings PLC	5,666,423	52,457,729
Intertek Group PLC	116,132	5,138,319
Lloyds Banking Group PLC	15,440,012	9,681,298	(a)
National Grid PLC	3,573,010	39,407,011
Prudential PLC	2,777,716	35,950,913
Reckitt Benckiser Group PLC	427,070	24,585,393
Rio Tinto PLC	677,713	31,572,589
Royal Dutch Shell PLC	1,164,815	40,289,787
Standard Chartered PLC	1,568,314	35,455,173
Tesco PLC	1,635,784	8,769,657
Vodafone Group PLC	15,525,749	44,062,228
		524,056,221

Total Common Stock (Cost $1,841,345,845)		2,033,307,141

Preferred Stock — 1.5%
Volkswagen AG (Cost $26,906,949)	176,229	32,182,697

	Fair Value

Other Investments — 0.0%*
GEI Investment Fund (Cost $162,979)	$200,464	(k)

Total Investments in Securities (Cost $1,868,415,773)	2,065,690,302

Short-Term Investments — 0.9%
GE Institutional Money Market Fund — Investment Class 0.08% (Cost $19,505,889)	19,505,889	(d,k)

Total Investments (Cost $1,887,921,662)	2,085,196,191

Other Assets and Liabilities, net — 0.9%	18,467,556

NET ASSETS — 100.0%	$2,103,663,747

Other Information

The Fund had the following long futures contracts open at September 30, 2012:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized (Depreciation)
Euro Stoxx 50 Index Futures	December 2012	19	$600,088	$(10,855)
FTSE 100 Index Futures	December 2012	15	1,383,802	(9,518)
Topix Index Futures	December 2012	10	944,730	(15,588)

				$(35,961)

See Notes to Schedules of Investments and Notes to Financial Statements.

International Equity Fund

Schedule of Investments	September 30, 2012

The Fund was invested in the following sectors at September 30, 2012:

Sector (Unaudited)	Percentage (based on Fair Value)
Diversified Financial Services	8.94%
Integrated Oil & Gas	7.49%
Pharmaceuticals	5.19%
Life & Health Insurance	4.77%
Semiconductors	4.67%
Wireless Telecommunication Services	4.01%
Industrial Machinery	3.82%
Packaged Foods & Meats	3.76%
Automobile Manufacturers	3.54%
Apparel, Accessories & Luxury Goods	3.32%
Diversified Metals & Mining	3.16%
Fertilizers & Agricultural Chemicals	2.98%
Household Products	2.86%
Distillers & Vintners	2.79%
Diversified Support Services	2.53%
Industrial Gases	2.51%
Application Software	2.40%
Healthcare Services	2.09%
Diversified Real Estate Activities	2.02%
Multi-Line Insurance	2.00%
Multi-Utilities	1.89%
Internet Software & Services	1.78%
Aerospace & Defense	1.76%
Healthcare Supplies	1.47%
Construction & Engineering	1.33%
Advertising	1.27%
Diversified Capital Markets	1.23%
Brewers	1.20%
Human Resource & Employment Services	1.17%
Construction Materials	1.12%
Communications Equipment	1.11%
Construction & Farm Machinery & Heavy Trucks	0.95%
Electronic Equipment & Instruments	0.94%
Biotechnology	0.93%
Regional Banks	0.82%
Photographic Products	0.80%
Research & Consulting Services	0.67%
Trading Companies & Distributors	0.64%
Oil & Gas Equipment & Services	0.63%
IT Consulting & Other Services	0.62%
Industrial Conglomerates	0.62%
Food Retail	0.42%
Oil & Gas Exploration & Production	0.35%
Electric Utilities	0.32%
Tires & Rubber	0.17%

99.06%

Short-Term and Other Investments	Percentage (based on Fair Value)
Short-Term	0.93%
Other Investments	0.01%

0.94%

100.00%

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund	(Unaudited)

Greg Hartch

Senior Vice President and Strategy and Business Development Leader

David Wiederecht

President and Chief Investment Officer – Investment Solutions

The Strategic Investment Fund is managed by a team of portfolio managers that includes Greg Hartch and David Wiederecht. Mr. Hartch and Mr. Wiederecht are vested with oversight authority for determining asset allocations for the Fund. Each of the U.S. equity, international equity and fixed income portions of the Fund are managed by separate teams of portfolio managers and analysts. The sub-portfolios underlying the Fund are managed independently of each other, and the portfolio managers have full discretion over their particular sub-portfolio; however, the portfolio management team is collaborative to ensure strict adherence to the Fund’s objective. See portfolio managers’ biographical information beginning on page 128.

Q.	How did the GE Institutional Strategic Investment Fund perform compared to its benchmarks and Morningstar peer group for the twelve-month period ended September 30, 2012?

A.	For the twelve-month period ended September 30, 2012, the GE Institutional Strategic Investment Fund returned 18.67% for the Investment Class shares and 18.39% for the Service Class shares. The Fund’s broad based benchmarks, the S&P 500 Index, the MSCI All Country World Index ex-U.S., and the Barclays U.S. Aggregate Bond Index returned 30.20%, 14.48%, and 5.16%, respectively. The Fund’s Morningstar peer group of 905 U.S. Moderate Allocation funds returned an average of 17.93% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	Fund performance was positively impacted by the global equity markets rally during the first six-months of the period as stronger than forecast growth in consumer sentiment and spending bolstered optimism in the economy. Higher beta assets outperformed as the equity rally broadened and risk appetite grew. Global economic pessimism faded and market volatility declined. Corporate balance sheets were relatively strong and profit margins were higher than many anticipated. Additionally, price-to-earnings ratios continued to stabilize and we saw solid earnings growth. The U.S. economy was resilient and experienced moderate growth during this period. Employment data improved and auto sales continued to normalize. Additionally, bank capital ratios strengthened and loan volumes increased.

Global equity markets were hit hard in May 2012 on accelerating concerns about sovereign debt and global growth before recovering partially in June as political efforts, central bank actions, and attractive valuations reasserted their influence. Politics played a large part in determining sentiment with the Presidential election in France and the general election in Greece all adding to temporary uncertainty. European fears also reignited as the banking system stress and deteriorating economic data weighed on the market. The EU summit in late June promised and then delivered some reason for optimism. Potential direct funding of banks eliminating the sovereign pass-through, establishment of an EU-wide supervisory body, European Stability Mechanism (ESM) support for sovereign debt, and a new growth package helped push markets higher at the end of the quarter. Central banks, including China, started easing policy in response to a steadily weakening economic picture and growing concern about second quarter earnings.

The U.S. economy was still expanding but with signs of slowing growth. While housing statistics continued to show an encouraging trend and U.S. consumer-related data was positive, manufacturing numbers were more worrisome and employment continued to be weak. Inflation pressures remained subdued as oil prices fell. This preponderance of weaker economic signals caused the Federal Reserve to revise its forecasts for U.S. GDP growth and, as a result, led the markets to hope for another round of quantitative easing to boost the economy again.

Strategic Investment Fund	(Unaudited)

Fears about Eurozone instability and U.S. fiscal uncertainty, coupled with memories of summer pull-backs in 2010 and 2011, fueled investor caution going into the summer. Low expectations created a springboard for a market advance as the worst of investor fears failed to materialize. Additionally, new ECB and Federal Reserve stimulus measures in September helped quarterly gains as many investors bet that central-bank asset purchases would bolster investment returns.

Another catalyst for the rally in global equity markets toward the end of this period came in July with the commitment from European Central Bank President Mario Draghi who announced in early August the ECB “will do whatever it takes to preserve the Euro.” In early September, he unveiled the ECB’s plan to buy unlimited amounts of debt with maturities of one to three years of struggling Eurozone countries in what it called Outright Monetary Transactions (OMT). The German courts allowed ESM ratification with light conditionality. There was positive momentum on the European banking union under an ambitious timeline. Attention turned toward a Spanish request for bailout. However, skepticism persisted amid the Spanish austerity riots.

The U.S. Federal Reserve announced a third round of quantitative easing (QE3) whereby it will purchase $40 billion of mortgage-backed securities per month without a defined limit or stated end date. The Fed also stated it believes the federal funds rate should remain low (0-0.25%) through mid-2015. Without specifying an unemployment target, the Federal Open Market Committee stated that it will continue its purchases of mortgage-backed securities, consider additional asset purchases, and employ other policy options until the labor market improves significantly.

In the U.S., economic growth remained weak, earnings growth decelerated, and manufacturing data continued to be disappointing during the last three months of this period. However, housing provided a bright spot as record-low borrowing costs attracted buyers and lifted demand for homebuilders. Stabilization in the residential real estate market offered hope that housing could spur economic growth. Dividends, which reached record highs, reflected balance sheet strength and confidence in corporate profits. Corporate hiring and investment inactivity was driven largely by political and fiscal uncertainties and U.S. unemployment remained high. There was a recovery in commodity prices lead by increases in WTI crude oil and an agricultural commodity rally following the U.S. droughts.

In Asia, positive news has been less forthcoming. Economic data has resolutely pointed to economic deterioration in both China and Japan. Despite some rhetoric from Chinese policy makers acknowledging the difficult economic environment, there has been little indication of imminent monetary stimulus from the Chinese authorities to alleviate an economic decline that is becoming the major source of concern for the global economic outlook. In Japan, however, the Bank of Japan did finally respond to a succession of poor industrial output and activity data by unexpectedly expanding its asset purchase program significantly until the end of 2013.

Q.	What were the primary drivers behind Fund performance?

A.	The Fund’s performance was primarily driven by its asset allocation and underlying security selection. A higher allocation to U.S. equities positively impacted the Fund’s performance as equity markets rallied during the period. A lower allocation to fixed income also contributed to positive performance as fixed income underperformed equities during the period. The S&P 500 Index outperformed the MSCI All Country World ex-U.S. Index, and both of these equity indices outperformed the Barclays U.S. Aggregate Bond Index over the twelve-month period. Additionally, security selection, primarily in international equities and fixed income, was a driver of positive absolute and relative performance.

Q.	Were there any significant changes in the Fund during the period?

A.	The Fund’s exposure to equities, fixed income, and cash remained fairly consistent throughout the period. Allocations within the Fund were periodically rebalanced to stay within guidelines.

During the first three months of the period the core international equity target was reduced by 1% and the emerging markets equity target was increased by

(Unaudited)

an equivalent amount. Also, a portion of emerging markets equity was indexed. As equity markets rallied throughout the second three months of the period, the Fund rebalanced by selling 2% of its U.S. equity exposure and reallocating this to fixed income and cash. Within the Fund’s equity allocation, small-cap exposure was reduced in favor of a larger holding in mid-cap. At the end of May, the Fund rebalanced to new target equity allocations. Within equities, mid-cap, international, and global resources were reduced at the end of May in favor of larger allocations to large-cap U.S. equities, higher dividend equities, and REITs. During the last three months of the period, mid-cap equity and REITs were reduced and the cash position in the Fund was increased slightly.

Our overweight to U.S. equities at the end of the period reflects our view that on a risk-return basis, U.S. equities have been among the most attractive long-term investments. Equity risk premiums remained high and earnings yields versus treasury yields remained at wide levels, which we believed supported the case for being overweight equities and underweight fixed income. Additionally, solid corporate fundamentals and the differential in valuations between equities and fixed income strongly favored equities. While valuations in international equities have been attractive, macro concerns have caused us to allocate more of our equity exposure to U.S. equities. Throughout the period, the Fund maintained a significant underweight to fixed income, reflecting our view that valuations on both treasuries and corporate bonds were stretched. Toward the end of the period, the Fund slightly increased its weighting to cash which it held for tactical purposes waiting for more attractive investment opportunities.

Strategic Investment Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class Shares), professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2012.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period,” to estimate the expenses paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

April 1, 2012 - September 30, 2012

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return
Investment Class	1,000.00	1,025.00	1.72
Service Class	1,000.00	1,023.40	3.04
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,023.30	1.72
Service Class	1,000.00	1,022.00	3.03

*	Expenses are equal to the Fund’s annualized expense ratio of 0.34% for Investment Class shares and 0.60% for Service Class shares (for the period April 1, 2012 - September 30, 2012), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Strategic Investment Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek to maximize total return. The Fund seeks to achieve its investment objective by investing primarily in a combination of U.S. and foreign equity and debt securities and cash. The Fund’s asset allocation process utilizes information from GE Asset Management’s Asset Allocation Committee to diversify holdings across these asset classes. The Fund adjusts its weightings based on market and economic conditions to meet its objective.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2012

	One Year	Five Year	Ten Year
Number of funds in peer group	905	764	564
Peer group average annual total return	17.93%	1.56%	6.42%

Morningstar Category in peer group: Moderate Allocation

Top Ten Largest Holdings as of September 30, 2012

as a % of Fair Value (b)(c)

Vanguard MSCI Emerging Markets Fund	2.25%
U.S. Treasury Bonds 3.00%, 15/15/42	2.09%
Apple Inc.	2.03%
U.S. Treasury Notes 0.60%, 07/31/17	1.91%
Federal National Mortgage Assoc. 4.50%, 05/01/18	1.49%
U.S. Treasury Notes 0.24%, 07/31/14	1.49%
Qualcomm Inc.	1.20%
U.S. Treasury Notes 0.59%, 06/30/17	1.16%
Microsoft Corp.	1.11%
Federal National Mortgage Assoc. 4.00%, 05/01/19-05/01/42	1.08%

Sector Allocation as of September 30, 2012

Portfolio composition as a % of Fair Value of $767,390 (in thousands) as of September 30, 2012 (b)(c)

Change in Value of a $10,000 Investment (a)

Investment Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2012

Investment Class Shares (Inception date: 10/29/99)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
GE Institutional Strategic Investment	18.67%	0.50%	6.47%	$18,712
S&P 500 Index	30.20%	1.05%	8.02%	$21,624
Barclays U.S. Aggregate Bond Index	5.16%	6.53%	5.32%	$16,800
MSCI All Country World Index ex U.S.	14.48%	-4.12%	9.84%	$25,569

Service Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2012

Service Class Shares (Inception date: 9/30/05)

	One Year	Five Year	Since Inception	Ending Value of a $10,000 Investment (a)
GE Institutional Strategic Investment	18.39%	0.14%	4.03%	$13,186
S&P 500 Index	30.20%	1.05%	4.48%	$13,595
Barclays U.S. Aggregate Bond Index	5.16%	6.53%	5.91%	$14,954
MSCI All Country World Index ex U.S.	14.48%	-4.12%	3.33%	$12,577

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Strategic Investment Fund

Schedule of Investments	September 30, 2012

Strategic Investment Fund

	Number of Shares	Fair Value

Domestic Equity — 37.4%†

Advertising — 0.3%

Omnicom Group Inc.	37,995	$1,959,022

Aerospace & Defense — 0.5%

Honeywell International Inc.	60,896	3,638,536
The Boeing Co.	5,632	392,100
		4,030,636

Agricultural Products — 0.3%

Archer-Daniels-Midland Co.	77,878	2,116,724

Air Freight & Logistics — 0.7%

United Parcel Service Inc.	76,343	5,463,868

Application Software — 0.2%

Intuit Inc.	21,356	1,257,441

Asset Management & Custody Banks — 1.2%

Ameriprise Financial Inc.	52,995	3,004,287
Franklin Resources Inc.	3,754	469,513
Invesco Ltd.	126,764	3,167,832
State Street Corp.	51,508	2,161,276	(e)
		8,802,908

Automobile Manufacturers — 0.1%

Ford Motor Co.	66,897	659,604

Biotechnology — 1.0%

Amgen Inc.	53,630	4,522,081	(h)
Gilead Sciences Inc.	40,135	2,662,155	(a)
		7,184,236

Broadcasting — 0.5%

CBS Corp.	18,181	660,516
Discovery Communications Inc.	50,972	2,856,471	(a)
		3,516,987

Cable & Satellite — 1.2%

Comcast Corp.	75,979	2,717,769
DIRECTV	48,342	2,536,021	(a)
Liberty Global Inc.	67,920	3,832,046	(a)
		9,085,836

Casinos & Gaming — 0.2%

Las Vegas Sands Corp.	31,614	1,465,941

	Number of Shares	Fair Value

Communications Equipment — 2.1%

Cisco Systems Inc.	330,217	$6,303,843	(h)
Qualcomm Inc.	147,358	9,208,401
		15,512,244

Computer Hardware — 2.1%

Apple Inc.	23,381	15,601,206

Construction & Farm Machinery & Heavy Trucks — 0.5%

Caterpillar Inc.	2,096	180,340
Cummins Inc.	6,511	600,379
Deere & Co.	32,417	2,674,079
		3,454,798

Consumer Finance — 0.4%

American Express Co.	51,557	2,931,531

Data Processing & Outsourced Services — 1.6%

Paychex Inc.	128,206	4,267,978
The Western Union Co.	237,335	4,324,244
Visa Inc.	26,459	3,552,915
		12,145,137

Department Stores — 0.1%

Macy’s Inc.	30,035	1,129,917

Distributors — 0.1%

Genuine Parts Co.	12,186	743,712

Diversified Chemicals — 0.4%

EI du Pont de Nemours & Co.	32,684	1,643,024
PPG Industries Inc.	10,156	1,166,315
		2,809,339

Diversified Financial Services — 1.1%

Citigroup Inc.	13,214	432,362
JPMorgan Chase & Co.	48,787	1,974,897
Wells Fargo & Co.	167,593	5,786,986
		8,194,245

Diversified Metals & Mining — 0.2%

Freeport-McMoRan Copper & Gold Inc.	32,814	1,298,778

Electric Utilities — 0.2%

The Southern Co.	29,169	1,344,399

Electrical Components & Equipment — 0.0%*

Cooper Industries PLC	5,256	394,515

Fertilizers & Agricultural Chemicals — 0.4%

Monsanto Co.	32,235	2,934,030

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2012

	Number of Shares	Fair Value

General Merchandise Stores — 0.1%

Target Corp.	12,536	$795,660

Healthcare Distributors — 0.2%

Cardinal Health Inc.	39,793	1,550,733

Healthcare Equipment — 1.2%

Covidien PLC	121,323	7,209,012
Medtronic Inc.	48,905	2,108,784
		9,317,796

Healthcare Facilities — 0.1%

HCA Holdings Inc.	18,765	623,936

Healthcare Services — 0.9%

Express Scripts Holding Co.	105,335	6,601,344	(a)

Home Building — 0.0%*

MDC Holdings Inc.	9,981	384,368

Home Furnishing Retail — 0.2%

Bed Bath & Beyond Inc.	25,386	1,599,318	(a)

Home Improvement Retail — 0.9%

Lowe’s Companies Inc.	164,911	4,986,909
The Home Depot Inc.	24,439	1,475,382
		6,462,291

Household Products — 0.4%

Kimberly-Clark Corp.	15,768	1,352,579
The Clorox Co.	20,649	1,487,760
		2,840,339

Independent Power Producers & Energy Traders — 0.3%

Calpine Corp.	56,414	975,962	(a)
The AES Corp.	112,390	1,232,918	(a)
		2,208,880

Industrial Gases — 0.1%

Praxair Inc.	9,420	978,550

Industrial Machinery — 0.7%

Dover Corp.	60,067	3,573,386
Eaton Corp.	28,731	1,357,827
		4,931,213

Integrated Oil & Gas — 1.6%

Chevron Corp.	50,154	5,845,951
Exxon Mobil Corp.	15,410	1,409,245	(h)
Hess Corp.	19,137	1,028,040
Occidental Petroleum Corp.	41,144	3,540,852
		11,824,088

	Number of Shares	Fair Value

Integrated Telecommunication Services — 0.5%

AT&T Inc.	65,533	$2,470,594
Verizon Communications Inc.	28,888	1,316,426
		3,787,020

Internet Retail — 0.2%

Amazon.com Inc.	5,097	1,296,269	(a)

Internet Software & Services — 1.1%

eBay Inc.	80,536	3,898,748	(a)
Google Inc.	5,360	4,044,120	(a)
		7,942,868

Investment Banking & Brokerage — 0.2%

The Goldman Sachs Group Inc.	16,096	1,829,793

IT Consulting & Other Services — 0.6%

International Business Machines Corp.	21,868	4,536,517	(h)

Life & Health Insurance — 0.3%

Prudential Financial Inc.	35,917	1,957,835

Life Sciences Tools & Services — 0.3%

Agilent Technologies Inc.	18,515	711,902
PerkinElmer Inc.	39,792	1,172,670
		1,884,572

Movies & Entertainment — 0.6%

The Walt Disney Co.	25,114	1,312,960
Time Warner Inc.	69,092	3,131,941
		4,444,901

Multi-Line Insurance — 0.3%

American International Group Inc.	68,525	2,246,935	(a)

Multi-Utilities — 0.2%

Dominion Resources Inc.	24,628	1,303,806

Oil & Gas Equipment & Services — 1.0%

Halliburton Co.	15,194	511,886
Schlumberger Ltd.	96,799	7,001,472	(h)
		7,513,358

Oil & Gas Exploration & Production — 0.5%

Anadarko Petroleum Corp.	39,942	2,792,744
Marathon Oil Corp.	37,985	1,123,216
		3,915,960

Oil & Gas Storage & Transportation — 0.2%

Spectra Energy Corp.	16,895	496,037
The Williams Companies Inc.	19,891	695,588
		1,191,625

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2012

	Number of Shares	Fair Value

Packaged Foods & Meats — 0.4%

Kraft Foods Inc.	74,166	$3,066,764	(a)
Mondelez International Inc.	8,139	216,090
		3,282,854

Pharmaceuticals — 1.7%

Bristol-Myers Squibb Co.	53,607	1,809,236
Johnson & Johnson	68,793	4,740,526
Merck & Company Inc.	40,205	1,813,246
Pfizer Inc.	176,584	4,388,113
		12,751,121

Property & Casualty Insurance — 0.5%

ACE Ltd.	37,682	2,848,759
The Travelers Companies Inc.	13,401	914,752
		3,763,511

Railroads — 0.3%

CSX Corp.	52,455	1,088,441
Union Pacific Corp.	11,826	1,403,746
		2,492,187

Real Estate Services — 0.0%*

CBRE Group Inc.	4,321	79,550	(a)

Regional Banks — 0.2%

Regions Financial Corp.	253,200	1,825,572

Research & Consulting Services — 0.1%

Nielsen Holdings N.V.	29,161	874,247	(a)

Restaurants — 0.3%

Darden Restaurants Inc.	17,646	983,765
McDonald’s Corp.	13,892	1,274,591
		2,258,356

Retail REITs — 0.1%

Simon Property Group Inc.	6,946	1,054,472

Semiconductors — 0.6%

Altera Corp.	17,293	587,703
Analog Devices Inc.	16,389	642,285
Intel Corp.	53,607	1,215,807	(h )
Microchip Technology Inc.	13,140	430,204
Texas Instruments Inc.	46,542	1,282,232
		4,158,231

Soft Drinks — 1.3%

Coca-Cola Enterprises Inc.	59,670	1,865,881
PepsiCo Inc.	114,083	8,073,654	(h)
		9,939,535

Specialized Finance — 0.7%

CME Group Inc.	87,612	5,020,168

	Number of Shares	Fair Value

Specialized REITs — 0.6%

American Tower Corp.	31,509	$2,249,428
HCP Inc.	18,920	841,562
Public Storage	3,649	507,831
Rayonier Inc.	13,516	662,419
		4,261,240

Specialty Stores — 0.2%

Dick’s Sporting Goods Inc.	28,616	1,483,740

Steel — 0.1%

Allegheny Technologies Inc.	35,119	1,120,296

Systems Software — 1.7%

Microsoft Corp.	285,970	8,516,186	(h)
Oracle Corp.	128,736	4,053,896
		12,570,082

Tobacco — 0.4%

Altria Group Inc.	22,863	763,396
Philip Morris International Inc.	20,945	1,883,793
		2,647,189

Water Utilities — 0.1%

American Water Works Company Inc.	16,519	612,194

Total Domestic Equity (Cost $241,093,323)		278,201,574

Foreign Equity — 18.3%

Advertising — 0.2%

WPP PLC	109,939	1,493,910

Aerospace & Defense — 0.3%

Safran S.A.	57,097	2,055,646

Apparel, Accessories & Luxury Goods — 0.5%

Adidas AG	6,337	520,459
Luxottica Group S.p.A.	38,234	1,354,146
LVMH Moet Hennessy Louis Vuitton S.A.	8,845	1,331,353
The Swatch Group AG	1,614	644,363
		3,850,321

Application Software — 0.4%

SAP AG	39,513	2,801,432

Auto Parts & Equipment — 0.0%*

Hyundai Mobis	420	117,336

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2012

	Number of Shares	Fair Value

Automobile Manufacturers — 0.4%

Astra International Tbk PT	211,000	$163,156
Brilliance China Automotive Holdings Ltd.	56,972	62,974	(a)
Great Wall Motor Company Ltd.	25,479	67,368
Hyundai Motor Co.	1,012	229,457
Toyota Motor Corp.	59,380	2,320,247
		2,843,202

Biotechnology — 0.2%

CSL Ltd.	22,589	1,080,554

Brewers — 0.2%

Anadolu Efes Biracilik Ve Malt Sanayii AS	6,227	92,594
Anheuser-Busch InBev N.V.	16,403	1,396,349
		1,488,943

Broadcasting — 0.0%*

Zee Entertainment Enterprises Ltd.	13,102	48,538

Casinos & Gaming — 0.0%*

Genting Bhd	46,699	133,076
Sands China Ltd.	21,323	79,481
		212,557

Commodity Chemicals — 0.0%*

LG Chem Ltd.	272	81,128

Communications Equipment — 0.2%

Telefonaktiebolaget LM Ericsson	141,986	1,296,078

Construction & Engineering — 0.3%

China State Construction International Holdings Ltd.	183,265	216,280
Doosan Heavy Industries & Construction Company Ltd.	1,099	55,374
JGC Corp.	30,000	1,004,499
Vinci S.A.	13,143	560,431
		1,836,584

Construction & Farm Machinery & Heavy Trucks — 0.2%

Kubota Corp.	109,000	1,106,812

Construction Materials — 0.2%

HeidelbergCement AG	24,964	1,309,376

Distillers & Vintners — 0.6%

Diageo PLC	115,728	3,250,734
Diageo PLC ADR	7,883	888,651
		4,139,385

Diversified Capital Markets — 0.2%

Deutsche Bank AG	36,312	1,436,264

	Number of Shares	Fair Value

Diversified Financial Services — 1.7%

African Bank Investments Ltd.	27,505	$110,171
Banco Santander Chile ADR	1,335	97,775
Bank of China Ltd.	330,085	126,018
Bank Rakyat Indonesia Persero Tbk PT	108,292	84,303
BNP Paribas S.A.	25,570	1,216,486
Chinatrust Financial Holding Company Ltd.	190,773	115,192
Credicorp Ltd.	1,218	152,591
Grupo Financiero Banorte SAB de C.V.	15,130	85,610
Grupo Financiero Santander Mexico SAB de C.V. ADR	3,726	51,046	(a)
HSBC Holdings PLC	318,801	2,951,346
ICICI Bank Ltd.	3,911	78,746
Industrial & Commercial Bank of China	274,381	162,082
ING Groep N.V.	190,669	1,508,323	(a)
Lloyds Banking Group PLC	863,698	541,562	(a)
Malayan Banking Bhd	31,800	93,741
Metropolitan Bank & Trust	77,597	172,066
Sberbank of Russia ADR	14,890	174,660
Sberbank of Russia GDR	1,903	22,265	(a,p)
Shinhan Financial Group Company Ltd.	2,980	101,753
Standard Chartered PLC	87,731	1,983,351
Turkiye Halk Bankasi AS	14,604	113,865
United Overseas Bank Ltd.	140,162	2,245,197
		12,188,149

Diversified Metals & Mining — 0.5%

Anglo American PLC	3,789	111,173
Antofagasta PLC	8,775	178,824
BHP Billiton PLC	61,858	1,922,849
Rio Tinto PLC	37,911	1,766,158
		3,979,004

Diversified Real Estate Activities — 0.3%

Daito Trust Construction Company Ltd.	8,500	857,648
Sumitomo Realty & Development Company Ltd.	38,000	1,012,031
Wharf Holdings Ltd.	74,141	512,076
		2,381,755

Diversified Support Services — 0.4%

Aggreko PLC	43,256	1,615,625
Brambles Ltd.	192,186	1,402,977
		3,018,602

Drug Retail — 0.0%*

Raia Drogasil S.A.	9,881	113,431

Education Services — 0.0%*

New Oriental Education & Technology Group ADR	4,145	69,097

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2012

	Number of Shares	Fair Value

Electric Utilities — 0.1%

Power Grid Corporation of India Ltd.	195,432	$445,368

Electrical Components & Equipment — 0.0%*

Zhuzhou CSR Times Electric Company Ltd.	45,965	118,095

Electronic Components — 0.0%*

Largan Precision Company Ltd.	2,000	41,414

Electronic Equipment & Instruments — 0.2%

Hexagon AB	50,839	1,091,744

Electronic Manufacturing Services — 0.0%*

Hon Hai Precision Industry Company Ltd.	66,026	207,222

Fertilizers & Agricultural Chemicals — 0.6%

Potash Corporation of Saskatchewan Inc.††	21,611	938,350
Potash Corporation of Saskatchewan Inc.††	35,350	1,535,145
Sociedad Quimica y Minera de Chile S.A. ADR	3,902	240,519
Syngenta AG	5,183	1,938,524
Uralkali OJSC GDR	2,019	83,526
		4,736,064

Food Retail — 0.1%

Magnit OJSC GDR	5,283	179,569
President Chain Store Corp.	16,998	91,039
Shoprite Holdings Ltd.	13,101	267,287
Tesco PLC	91,512	490,608
		1,028,503

Healthcare Services — 0.3%

Diagnosticos da America S.A.	7,430	44,680
Fresenius SE & Company KGaA	20,980	2,438,345
		2,483,025

Healthcare Supplies — 0.2%

Cie Generale d’Optique Essilor International S.A.	18,248	1,710,699
Shandong Weigao Group Medical Polymer Company Ltd.	37,231	48,212
		1,758,911

Heavy Electrical Equipment — 0.1%

ABB Ltd. ADR	35,693	667,459
Dongfang Electric Corporation Ltd.	20,864	28,417
		695,876

Highways & Railtracks — 0.0%*

CCR S.A.	10,071	91,090

	Number of Shares	Fair Value

Household Appliances — 0.0%*

Techtronic Industries Co.	68,681	$124,903

Household Products — 0.5%

Reckitt Benckiser Group PLC	23,891	1,375,347
Unicharm Corp.	34,100	1,963,599
		3,338,946

Human Resource & Employment Services — 0.2%

Capita PLC	109,496	1,369,425

Industrial Conglomerates — 0.1%

Siemens AG	7,288	727,672

Industrial Gases — 0.4%

Linde AG	16,966	2,924,785

Industrial Machinery — 0.6%

Alfa Laval AB	53,490	971,641
FANUC Corp.	10,000	1,616,967
Mitsubishi Heavy Industries Ltd.	161,000	699,460
SMC Corp.	3,800	614,447
Vallourec S.A.	12,838	544,205
		4,446,720

Integrated Oil & Gas — 1.5%

BG Group PLC	119,519	2,412,490
Cenovus Energy Inc.	9,412	328,193
China Petroleum & Chemical Corp.	187,028	174,647
Eni S.p.A.	57,748	1,264,463
Gazprom OAO ADR	20,718	209,045
Lukoil OAO ADR	3,797	233,667
PetroChina Company Ltd.	65,973	86,622
Petroleo Brasileiro S.A. ADR	37,830	834,908
Royal Dutch Shell PLC	65,163	2,253,923
Royal Dutch Shell PLC ADR	20,891	1,450,044
Suncor Energy Inc.	38,583	1,268,128
Total S.A.	9,368	465,204
		10,981,334

Internet Software & Services — 0.8%

Baidu Inc. ADR	48,304	5,642,874	(a)

IT Consulting & Other Services — 0.1%

Cap Gemini S.A.	17,203	728,685
HCL Technologies Ltd.	11,441	124,941
		853,626

Life & Health Insurance — 0.8%

AIA Group Ltd.	727,601	2,698,034
Ping An Insurance Group Co.	8,353	63,187
Prudential PLC	155,379	2,011,011
Sony Financial Holdings Inc.	63,700	1,095,509
		5,867,741

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2012

	Number of Shares	Fair Value

Managed Healthcare — 0.0%*

Odontoprev S.A.	13,308	$74,451

Marine Ports & Services — 0.0%*

Adani Ports and Special Economic Zone	42,648	102,971

Multi-Line Insurance — 0.3%

AXA S.A.	69,800	1,040,755
Zurich Insurance Group AG	5,180	1,290,866
		2,331,621

Multi-Utilities — 0.3%

National Grid PLC	199,873	2,204,415

Oil & Gas Equipment & Services — 0.1%

Subsea 7 S.A.	31,977	738,429

Oil & Gas Exploration & Production — 0.1%

Afren PLC	59,544	134,708	(a)
Canadian Natural Resources Ltd.	13,180	406,270
CNOOC Ltd.	37,396	76,593
Pacific Rubiales Energy Corp.	2,777	66,296
		683,867

Packaged Foods & Meats — 0.6%

Nestle S.A.	48,406	3,054,348
Orion Corp.	150	131,048
Thai Union Frozen Products PCL	49,386	117,528
Unilever N.V.	37,495	1,327,973
		4,630,897

Personal Products — 0.0%*

Hengan International Group Company Ltd.	5,830	54,967

Pharmaceuticals — 1.1%

Aspen Pharmacare Holdings Ltd.	4,409	76,412
Astellas Pharma Inc.	24,600	1,253,715
Bayer AG	15,720	1,351,555
Novartis AG	37,107	2,272,300
Novartis AG ADR	33,696	2,064,217
Roche Holding AG	6,289	1,175,758
		8,193,957

Photographic Products — 0.1%

Nikon Corp.	33,989	938,411

Railroads — 0.0%*

Globaltrans Investment PLC GDR	2,950	61,301

Real Estate Development — 0.0%*

China Overseas Land & Investment Ltd.	23,910	60,999

	Number of Shares	Fair Value

Real Estate Operating Companies — 0.0%*

Iguatemi Empresa de Shopping Centers S.A.	5,303	$135,424

Regional Banks — 0.1%

The Bank of Yokohama Ltd.	201,787	962,249

Reinsurance — 0.0%*

Korean Reinsurance Co.	5,900	62,906

Research & Consulting Services — 0.1%

Experian PLC	30,009	498,638
Intertek Group PLC	6,497	287,463
		786,101

Semiconductors — 0.9%

Samsung Electronics Company Ltd.	2,858	3,461,203
Taiwan Semiconductor Manufacturing Company Ltd.	967,876	2,965,025
Taiwan Semiconductor Manufacturing Company Ltd. ADR	8,913	141,004
		6,567,232

Thrifts & Mortgage Finance — 0.0%*

Housing Development Finance Corp.	9,176	134,095
LIC Housing Finance Ltd.	19,260	103,192
		237,287

Tires & Rubber — 0.0%*

Bridgestone Corp.	8,500	197,751

Tobacco — 0.0%*

ITC Ltd.	31,404	161,471

Trading Companies & Distributors — 0.1%

Mitsubishi Corp.	21,200	386,668
Mitsui & Company Ltd.	25,700	362,707
		749,375

Wireless Telecommunication Services — 0.7%

America Movil SAB de C.V. ADR	7,405	188,383
Millicom International Cellular S.A.	1,035	96,213
MTN Group Ltd.	4,890	94,948
Softbank Corp.	54,599	2,217,646
Vodafone Group PLC	868,509	2,464,837
		5,062,027

Total Common Stock (Cost $120,912,166)		132,921,551

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2012

	Number of Shares	Fair Value

Preferred Stock — 0.4%

Automobile Manufacturers — 0.2%

Volkswagen AG	9,860	$1,800,620

Diversified Financial Services — 0.1%

Itau Unibanco Holding S.A.	15,871	239,301

Electric Utilities — 0.0%*

Cia Energetica de Minas Gerais	4,896	59,318

Hypermarkets & Super Centers — 0.0%*

Cia Brasileira de Distribuicao Grupo Pao de Acucar	1,802	80,427

Integrated Oil & Gas — 0.0%*

Petroleo Brasileiro S.A.	12,711	140,154

Steel — 0.1%

Vale S.A.	16,598	288,551

Total Preferred Stock (Cost $2,542,579)		2,608,371

Total Foreign Equity (Cost $123,454,745)		135,529,922

		Principal Amount

Bonds and Notes — 27.3%

U.S. Treasuries — 8.2%

U.S. Treasury Bonds
3.00%	05/15/42	$15,486,700	16,057,772	(h)
3.13%	02/15/42	2,627,300	2,794,790	(h)
U.S. Treasury Notes
0.24%	07/31/14	11,424,100	11,400,452	(d,h)
0.59%	06/30/17	8,797,800	8,864,470	(d,h)
0.60%	07/31/17	14,717,900	14,645,458	(d)
0.61%	08/31/17	78,200	78,249	(d)
1.63%	08/15/22	5,493,500	5,487,490
1.75%	05/15/22	601,500	609,958	(h)
2.75%	08/15/42	898,400	883,521
			60,822,160

Agency Mortgage Backed — 9.5%

Federal Home Loan Mortgage Corp.
2.38%	01/13/22	1,299,000	1,362,703
4.50%	06/01/33 -02/01/35	16,118	17,377	(h)
5.00%	07/01/35 -06/01/41	1,164,669	1,301,301	(h)
5.50%	05/01/20 -04/01/39	396,658	442,144	(h)
6.00%	04/01/17 -11/01/37	514,178	573,499	(h)

		Principal Amount	Fair Value

6.50%	06/01/29	$5,490	$6,451	(h)
7.00%	10/01/16 - 08/01/36	190,523	222,692	(h)
7.50%	12/01/30 - 09/01/33	4,061	4,903	(h)
8.00%	04/01/30 - 11/01/30	1,405	1,716	(h)
9.00%	04/01/16 - 06/01/21	619	692	(h)
5.50%	TBA	305,000	332,307	(c)
Federal National Mortgage Assoc.
2.72%	04/01/37	788	824	(i)
4.00%	05/01/19 - 05/01/42	7,596,072	8,256,638	(h)
4.50%	05/01/18 - 04/01/41	10,510,399	11,404,778	(h)
5.00%	07/01/20 - 06/01/41	1,959,600	2,215,431	(h)
5.50%	03/01/14 - 01/01/39	3,653,887	4,037,689	(h)
6.00%	07/01/14 - 08/01/35	1,588,678	1,788,740	(h)
6.50%	01/01/15 - 08/01/34	203,031	231,812	(h)
7.00%	10/01/16 - 12/01/33	62,436	72,295	(h)
7.50%	09/01/13 - 03/01/34	15,942	18,693	(h)
8.00%	07/01/15 - 11/01/33	6,606	8,033	(h)
8.50%	05/01/31	848	1,065	(h)
9.00%	12/01/17 - 12/01/22	2,191	2,525	(h)
3.00%	TBA	3,495,000	3,689,409	(c)
3.50%	TBA	3,505,000	3,756,582	(c)
4.00%	TBA	2,955,000	3,183,551	(c)
4.50%	TBA	6,266,000	6,771,997	(c)
5.00%	TBA	2,848,000	3,105,653	(c)
6.00%	TBA	4,350,000	4,802,671	(c)
6.50%	TBA	568,000	638,467	(c)
Government National Mortgage Assoc.
4.50%	08/15/33 - 03/20/41	2,393,339	2,652,902	(h)
5.00%	08/15/33	24,962	27,522	(h)
6.00%	04/15/30 - 09/15/36	99,129	113,597	(h)
6.50%	02/15/24 - 06/15/36	42,983	50,597	(h)
7.00%	04/15/28 - 10/15/36	31,512	37,235	(h)
8.00%	06/15/30	36	37	(h)
8.50%	10/15/17	7,592	8,186	(h)
9.00%	11/15/16 - 12/15/21	10,769	11,990	(h)
3.50%	TBA	5,240,000	5,731,249	(c)
4.00%	TBA	3,435,000	3,783,807	(c)
			70,669,760

Agency Collateralized Mortgage Obligations — 0.1%

Collateralized Mortgage Obligation Trust
0.73%	11/01/18	257	246	(d,f,h)
Federal Home Loan Mortgage Corp.
0.08%	09/25/43	125,118	1,013	(g,h,i)
Federal Home Loan Mortgage Corp. REMIC
3.50%	11/15/24 - 11/15/30	1,561,703	133,620	(g,o)
4.50%	03/15/18	9,004	540	(g,h,o)
5.00%	10/15/18 - 02/15/38	76,752	5,558	(g,h,o)
5.50%	06/15/33	11,737	1,496	(g,h,o)
6.38%	08/15/25	697,344	98,862	(g,i)
7.50%	07/15/27	3,097	738	(g,h,o)
8.00%	04/15/20	106	114	(h,o)

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2012

		Principal Amount	Fair Value

Federal Home Loan Mortgage Corp. STRIPS
3.72%	08/01/27	$276	$240	(d,f,h)
8.00%	02/01/23 - 07/01/24	1,105	251	(g,h,o)
Federal National Mortgage Assoc. REMIC
1.21%	12/25/42	50,187	1,470	(g,h,i,o)
2.38%	12/25/22	389	362	(d,f,h)
3.50%	05/25/27	584,854	76,975	(g,o)
4.50%	05/25/18	940	10	(g,h,o)
5.00%	08/25/17 - 09/25/40	1,068,539	131,269	(g,h,o)
5.78%	07/25/38	299,909	36,616	(g,i,o)
Federal National Mortgage Assoc. STRIPS
4.50%	08/01/35 - 01/01/36	218,156	24,423	(g,o)
5.00%	03/25/38 - 05/25/38	132,643	17,183	(g,o)
5.50%	12/01/33	22,065	2,749	(g,h,o)
6.00%	01/01/35	88,281	13,957	(g,o)
7.50%	11/01/23	7,410	1,620	(g,h,o)
8.00%	08/01/23 - 07/01/24	2,340	522	(g,h,o)
8.50%	03/01/17 - 07/25/22	751	125	(g,h,o)
9.00%	05/25/22	397	83	(g,h,o)
Government National Mortgage Assoc.
4.50%	10/20/37 - 08/16/39	1,617,156	182,637	(g,o)
5.00%	12/20/35 - 09/20/38	1,180,875	119,747	(g,o)
			852,426

Asset Backed — 0.2%

Hertz Vehicle Financing LLC
2.60%	02/25/15	600,000	612,641	(b,h)
4.26%	03/25/14	1,000,000	1,010,417	(b,h)
Popular ABS Mortgage Pass-Through Trust
5.30%	11/25/35	150,000	95,297
			1,718,355

Corporate Notes — 7.8%

ABB Finance USA Inc.
1.63%	05/08/17	231,000	234,733	(h)
2.88%	05/08/22	209,000	216,064	(h)
AES Panama S.A.
6.35%	12/21/16	102,000	111,435	(b,h)
Agilent Technologies Inc.
3.20%	10/01/22	163,000	164,539
5.50%	09/14/15	227,000	254,773
Altria Group Inc.
4.25%	08/09/42	174,000	172,942
America Movil SAB de C.V.
2.38%	09/08/16	605,000	629,556	(h)
American Axle & Manufacturing Inc.
7.88%	03/01/17	217,000	226,223	(h)
American Express Credit Corp.
1.75%	06/12/15	160,000	163,660
Amgen Inc.
5.38%	05/15/43	196,000	227,132	(h)
5.65%	06/15/42	126,000	150,398	(h)
Amsted Industries Inc.
8.13%	03/15/18	96,000	103,680	(b,h)

		Principal Amount	Fair Value

Anadarko Petroleum Corp.
5.95%	09/15/16	$199,000	$230,581	(h)
6.20%	03/15/40	197,000	241,390
Anglo American Capital PLC
2.63%	09/27/17	348,000	349,183	(b)
Anheuser-Busch InBev Worldwide Inc.
2.50%	07/15/22	347,000	351,915
3.63%	04/15/15	317,000	340,424	(h)
5.38%	11/15/14	269,000	295,914	(h)
Archer-Daniels-Midland Co.
5.77%	03/01/41	151,000	195,505
Arizona Public Service Co.
6.25%	08/01/16	33,000	38,820	(h)
AstraZeneca PLC
1.95%	09/18/19	233,000	237,084
4.00%	09/18/42	233,000	238,508
AT&T Inc.
0.51%	02/13/15	390,000	393,336	(d,h)
1.60%	02/15/17	240,000	246,220	(h)
2.95%	05/15/16	211,000	226,732	(h)
5.55%	08/15/41	171,000	212,861	(h)
6.40%	05/15/38	460,000	607,694	(h)
AvalonBay Communities Inc. (REIT)
2.95%	09/15/22	198,000	197,371
Banco del Estado de Chile
3.88%	02/08/22	150,000	158,904	(b)
Banco do Nordeste do Brasil S.A.
3.63%	11/09/15	200,000	205,000	(b)
Banco Mercantil del Norte S.A.
6.86%	10/13/21	100,000	107,750	(b,i)
Bank of America Corp.
5.70%	01/24/22	475,000	557,916	(h)
5.75%	12/01/17	360,000	414,200	(h)
Barclays Bank PLC
2.25%	05/10/17	615,000	633,799	(b,h)
Berkshire Hathaway Finance Corp.
1.60%	05/15/17	246,000	251,722	(h)
3.00%	05/15/22	282,000	292,342	(h)
BG Energy Capital PLC
2.88%	10/15/16	200,000	212,160	(b,h)
Bombardier Inc.
7.75%	03/15/20	294,000	337,365	(b,h)
Boston Properties LP (REIT)
3.85%	02/01/23	246,000	259,094
BP Capital Markets PLC
1.85%	05/05/17	172,000	175,690
2.25%	11/01/16	357,000	373,706	(h)
Cameron International Corp.
3.60%	04/30/22	123,000	126,571	(h)
Campbell Soup Co.
2.50%	08/02/22	116,000	115,928
3.80%	08/02/42	77,000	76,372
Cardinal Health Inc.
1.90%	06/15/17	288,000	293,048	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2012

		Principal Amount	Fair Value

Cargill Inc.
5.20%	01/22/13	$218,000	$221,236	(b,h)
6.00%	11/27/17	91,000	110,205	(b,h)
Carolina Power & Light Co.
2.80%	05/15/22	122,000	126,945	(h)
Case New Holland Inc.
7.88%	12/01/17	127,000	148,907	(h)
Caterpillar Inc.
1.50%	06/26/17	281,000	286,924
CCO Holdings LLC
8.13%	04/30/20	181,000	204,530
Central American Bank for Economic Integration
5.38%	09/24/14	170,000	181,945	(b)
CenturyLink Inc.
5.80%	03/15/22	58,000	63,112
7.65%	03/15/42	82,000	87,364
Cigna Corp.
2.75%	11/15/16	233,000	245,711
5.38%	02/15/42	169,000	189,335
Cincinnati Bell Inc.
8.25%	10/15/17	19,000	20,283
Citigroup Inc.
4.45%	01/10/17	198,000	217,479	(h)
5.00%	09/15/14	412,000	434,545	(h)
5.88%	01/30/42	145,000	174,695	(h)
6.13%	08/25/36	119,000	129,216	(h)
CityCenter Holdings LLC
7.63%	01/15/16	127,000	135,573	(h)
CNA Financial Corp.
5.88%	08/15/20	206,000	240,506	(h)
CNPC HK Overseas Capital Ltd.
4.50%	04/28/21	200,000	220,341	(b,h)
Consolidated Edison Company of New York Inc.
5.85%	04/01/18	36,000	44,633
6.65%	04/01/19	461,000	596,250	(h)
Corning Inc.
4.75%	03/15/42	114,000	123,200	(h)
Corp Andina de Fomento
4.38%	06/15/22	233,000	252,690
Corp Nacional del Cobre de Chile
3.88%	11/03/21	200,000	217,352	(b,h)
4.25%	07/17/42	139,000	137,463	(b,h)
5.63%	09/21/35	30,000	35,932	(b,h)
COSL Finance BVI Ltd.
3.25%	09/06/22	45,000	44,671	(b)
Covidien International Finance S.A.
1.35%	05/29/15	185,000	187,384	(h)
Credit Suisse AG
2.60%	05/27/16	253,000	266,800	(b)
Crown Castle Towers LLC
4.88%	08/15/40	282,000	317,333	(b,h)
6.11%	01/15/40	49,000	59,015	(b,h)
CSX Corp.
4.25%	06/01/21	230,000	258,363

		Principal Amount	Fair Value

CVS Caremark Corp.
3.25%	05/18/15	$87,000	$92,507
DaVita Inc.
5.75%	08/15/22	87,000	90,480
6.38%	11/01/18	212,000	226,310	(h)
DDR Corp. (REIT)
4.63%	07/15/22	164,000	178,326
Deere & Co.
3.90%	06/09/42	221,000	228,598
Denbury Resources Inc.
6.38%	08/15/21	190,000	206,150
8.25%	02/15/20	91,000	102,603	(h)
DENTSPLY International Inc.
2.75%	08/15/16	216,000	222,713	(h)
4.13%	08/15/21	240,000	252,224	(h)
Devon Energy Corp.
1.88%	05/15/17	246,000	250,767	(h)
Diageo Capital PLC
1.50%	05/11/17	328,000	333,697
Diageo Investment Corp.
2.88%	05/11/22	346,000	360,715
4.25%	05/11/42	98,000	106,603
DIRECTV Holdings LLC
2.40%	03/15/17	114,000	117,050
4.75%	10/01/14	279,000	299,207	(h)
5.15%	03/15/42	350,000	356,082
Dominion Resources Inc.
1.95%	08/15/16	168,000	173,636
4.90%	08/01/41	101,000	116,922
DPL Inc.
7.25%	10/15/21	210,000	239,400	(b)
DR Horton Inc.
4.38%	09/15/22	404,000	401,475
Duke Energy Corp.
1.63%	08/15/17	232,000	232,681
3.05%	08/15/22	581,000	586,576
Duke Realty LP (REIT)
6.50%	01/15/18	245,000	284,490	(h)
Eastman Chemical Co.
2.40%	06/01/17	600,000	626,645
eBay Inc.
1.35%	07/15/17	162,000	163,942
2.60%	07/15/22	116,000	116,812
4.00%	07/15/42	139,000	135,310
Ecopetrol S.A.
7.63%	07/23/19	88,000	112,640	(h)
Empresa de Energia de Bogota S.A.
6.13%	11/10/21	42,000	46,200	(b,h)
Empresa Nacional del Petroleo
4.75%	12/06/21	100,000	107,000	(b,h)
Energy Transfer Equity LP
7.50%	10/15/20	159,000	180,465	(h)
Energy Transfer Partners LP
6.50%	02/01/42	59,000	68,082	(h)
6.70%	07/01/18	176,000	208,973	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2012

		Principal Amount	Fair Value

Enterprise Products Operating LLC
1.25%	08/13/15	$232,000	$234,301
4.45%	02/15/43	116,000	114,735
EOG Resources Inc.
2.63%	03/15/23	116,000	117,250
European Investment Bank
0.49%	12/15/14	360,000	363,032	(d,h)
4.88%	01/17/17	535,000	624,666	(h)
Exelon Corp.
4.90%	06/15/15	334,000	367,123	(h)
Export Credit Bank of Turkey
5.38%	11/04/16	100,000	107,250	(b,h)
Express Scripts Holding Co.
2.65%	02/15/17	554,000	580,538	(b,h)
3.13%	05/15/16	361,000	384,965	(h)
3.90%	02/15/22	108,000	117,661	(b,h)
4.75%	11/15/21	120,000	138,846	(b,h)
6.13%	11/15/41	113,000	146,695	(b,h)
Florida Power & Light Co.
4.13%	02/01/42	214,000	232,768
Ford Motor Credit Company LLC
3.00%	06/12/17	246,000	250,401	(h)
4.25%	09/20/22	36,000	36,891
Forest Oil Corp.
7.25%	06/15/19	212,000	210,410
Fresenius Medical Care US Finance Inc.
5.75%	02/15/21	100,000	107,000	(b,h)
Frontier Communications Corp.
7.13%	03/15/19	219,000	233,235	(h)
Gazprom Neft OAO Via GPN Capital S.A.
4.38%	09/19/22	200,000	199,000	(b)
Georgia Power Co.
4.30%	03/15/42	123,000	131,210

Globo Comunicacao e Participacoes S.A.
6.25%	12/31/49	100,000	108,000	(b,h,j)
Goldman Sachs Capital I
6.35%	02/15/34	185,000	185,872
Great Plains Energy Inc.
4.85%	06/01/21	251,000	278,354
Hanesbrands Inc.
6.38%	12/15/20	224,000	243,040	(h)
HCA Inc.
6.50%	02/15/20	375,000	417,187	(h)
Hewlett-Packard Co.
4.05%	09/15/22	114,000	115,331
Host Hotels & Resorts LP (REIT)
4.75%	03/01/23	108,000	111,915
6.00%	11/01/20	526,000	581,230	(h)
Hughes Satellite Systems Corp.
6.50%	06/15/19	216,000	231,120	(h)
Hyundai Capital America
1.63%	10/02/15	233,000	233,115	(b)
2.13%	10/02/17	343,000	343,048	(b)

		Principal Amount	Fair Value

Jabil Circuit Inc.
4.70%	09/15/22	$87,000	$86,565
John Deere Capital Corp.
3.15%	10/15/21	195,000	208,006	(h)
JPMorgan Chase & Co.
4.35%	08/15/21	233,000	256,807
4.50%	01/24/22	182,000	201,884	(h)
KFW
2.00%	10/04/22	582,000	576,432
Kinder Morgan Energy Partners LP
3.45%	02/15/23	116,000	119,431
5.00%	08/15/42	116,000	120,447
Kinross Gold Corp.
6.88%	09/01/41	73,000	74,466
Koninklijke Philips Electronics N.V.
5.00%	03/15/42	88,000	99,171	(h)
Korea Development Bank
3.25%	03/09/16	348,000	365,176	(h)
Korea National Oil Corp.
2.88%	11/09/15	289,000	300,633	(b,h)
3.13%	04/03/17	244,000	256,381	(b,h)
Kraft Foods Group Inc.
1.63%	06/04/15	156,000	158,363	(b,h)
2.25%	06/05/17	246,000	253,258	(b,h)
5.00%	06/04/42	209,000	233,156	(b,h)
Kreditanstalt fuer Wiederaufbau
4.50%	07/16/18	446,000	528,465	(h)
Levi Strauss & Co.
7.63%	05/15/20	177,000	191,160	(h)
Liberty Mutual Group Inc.
4.95%	05/01/22	58,000	60,668	(b,h)
6.50%	05/01/42	118,000	127,739	(b,h)
Linn Energy LLC
8.63%	04/15/20	175,000	191,625	(h)
Lorillard Tobacco Co.
3.50%	08/04/16	246,000	260,379	(h)
LyondellBasell Industries N.V.
5.00%	04/15/19	300,000	318,750
Majapahit Holding BV
7.75%	10/17/16	100,000	118,500	(b,h)
Marriott International Inc.
3.25%	09/15/22	303,000	304,584
McDonald’s Corp.
1.88%	05/29/19	246,000	255,196	(h)
Merck & Company Inc.
2.40%	09/15/22	233,000	234,875
MidAmerican Energy Holdings Co.
6.13%	04/01/36	39,000	49,896	(h)
Morgan Stanley
5.50%	07/28/21	232,000	253,898	(h)
5.75%	01/25/21	118,000	129,523	(h)
Mylan Inc.
7.88%	07/15/20	71,000	79,697	(b,h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2012

		Principal Amount	Fair Value

National Agricultural Cooperative Federation
4.25%	01/28/16	$135,000	$144,876	(b,h)
National JSC Naftogaz of Ukraine
9.50%	09/30/14	100,000	101,630
Newcrest Finance Pty Ltd.
4.20%	10/01/22	233,000	234,571	(b)
Newfield Exploration Co.
5.63%	07/01/24	206,000	228,660
5.75%	01/30/22	210,000	234,675	(h)
News America Inc.
6.65%	11/15/37	131,000	166,232	(h)
Nexen Inc.
6.40%	05/15/37	290,000	368,128
NextEra Energy Capital Holdings Inc.
2.60%	09/01/15	456,000	472,772	(h)
Nisource Finance Corp.
3.85%	02/15/23	280,000	293,698	(h)
Nordea Bank AB
3.13%	03/20/17	216,000	225,893	(b,h)
Novartis Capital Corp.
2.40%	09/21/22	280,000	283,304
3.70%	09/21/42	70,000	72,374
Odebrecht Drilling Norbe VIII/IX Ltd.
6.35%	06/30/21	97,000	109,077	(b)
Oglethorpe Power Corp.
5.38%	11/01/40	121,000	146,217
Omnicom Group Inc.
3.63%	05/01/22	323,000	341,153	(h)
ONEOK Partners LP
2.00%	10/01/17	175,000	178,244
3.38%	10/01/22	175,000	175,852
6.13%	02/01/41	141,000	169,358	(h)
Pacific Gas & Electric Co.
6.05%	03/01/34	200,000	262,859	(h)
PacifiCorp
6.25%	10/15/37	6,000	8,221
PAETEC Holding Corp.
8.88%	06/30/17	231,000	250,635	(h)
Peabody Energy Corp.
6.25%	11/15/21	126,000	125,370	(b)
PepsiCo Inc.
2.75%	03/05/22	330,000	342,597	(h)
Petrobras International Finance Co.
2.88%	02/06/15	96,000	98,671	(h)
3.50%	02/06/17	300,000	313,750	(h)
3.88%	01/27/16	103,000	108,954	(h)
Petroleos Mexicanos
5.50%	06/27/44	47,000	51,700
6.50%	06/02/41	42,000	52,353
Philip Morris International Inc.
2.50%	05/16/16	251,000	265,158	(h)
3.88%	08/21/42	232,000	233,181

		Principal Amount	Fair Value

Power Sector Assets & Liabilities Management Corp.
7.39%	12/02/24	$100,000	$138,500	(b)
Pride International Inc.
6.88%	08/15/20	238,000	301,290
Prudential Financial Inc.
5.63%	05/12/41	122,000	137,235
Range Resources Corp.
5.75%	06/01/21	212,000	227,900	(h)
Raytheon Co.
1.40%	12/15/14	238,000	241,787
Roche Holdings Inc.
6.00%	03/01/19	259,000	325,172	(b,h)
Royal Bank of Canada
1.20%	09/19/17	350,000	352,205
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.00%	06/03/21	400,000	406,200	(b,h,i)
Santander Holdings USA Inc.
3.00%	09/24/15	116,000	117,360
Schlumberger Investment S.A.
2.40%	08/01/22	349,000	345,458	(b)
Sempra Energy
2.30%	04/01/17	309,000	323,386	(h)
Sinochem Overseas Capital Company Ltd.
4.50%	11/12/20	100,000	106,371	(b,h)
Sinopec Group Overseas Development 2012 Ltd.
2.75%	05/17/17	246,000	255,075	(b,h)
Smurfit Kappa Acquisitions
4.88%	09/15/18	200,000	197,500	(b)
Takeda Pharmaceutical Company Ltd.
1.63%	03/17/17	463,000	468,246	(b,h)
Texas Instruments Inc.
1.65%	08/03/19	174,000	174,819
Textron Inc.
6.20%	03/15/15	212,000	232,873	(h)
The ADT Corp.
2.25%	07/15/17	163,000	167,767	(b)
3.50%	07/15/22	173,000	179,728	(b)
4.88%	07/15/42	227,000	245,736	(b)
The AES Corp.
8.00%	10/15/17	157,000	181,335	(h)
The Coca-Cola Co.
3.30%	09/01/21	76,000	84,637	(h)
The Goldman Sachs Group Inc.
5.75%	01/24/22	311,000	358,233	(h)
6.75%	10/01/37	174,000	186,403
The Potomac Edison Co.
5.35%	11/15/14	15,000	16,215	(h)
Time Warner Cable Inc.
6.75%	07/01/18	264,000	332,015	(h)
Time Warner Inc.
3.15%	07/15/15	76,000	81,106	(h)
4.90%	06/15/42	86,000	94,357

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2012

		Principal Amount	Fair Value

Total Capital International S.A.
1.55%	06/28/17	$583,000	$593,932	(h)
2.70%	01/25/23	349,000	355,730
Toyota Motor Credit Corp.
1.75%	05/22/17	311,000	319,513	(h)
Transnet SOC Ltd.
4.00%	07/26/22	200,000	203,300	(b)
Transocean Inc.
3.80%	10/15/22	116,000	116,601

United Parcel Service Inc.
2.45%	10/01/22	233,000	235,126
United Technologies Corp.
1.80%	06/01/17	123,000	127,573
4.50%	06/01/42	184,000	206,224
Vail Resorts Inc.
6.50%	05/01/19	333,000	362,137
Verizon Communications Inc.
2.00%	11/01/16	602,000	629,391	(h)
Viacom Inc.
2.50%	12/15/16	317,000	333,934	(h)
Visteon Corp.
6.75%	04/15/19	228,000	239,400	(h)
Vodafone Group PLC
2.50%	09/26/22	233,000	232,652
Walgreen Co.
1.80%	09/15/17	163,000	164,840
3.10%	09/15/22	163,000	165,417
Watson Pharmaceuticals Inc.
1.88%	10/01/17	163,000	164,814
3.25%	10/01/22	116,000	117,486
4.63%	10/01/42	93,000	95,217
Weatherford International Ltd.
4.50%	04/15/22	195,000	203,936
5.95%	04/15/42	184,000	193,564
WellPoint Inc.
1.25%	09/10/15	163,000	164,138
1.88%	01/15/18	233,000	234,781
3.30%	01/15/23	262,000	264,995
Willis Group Holdings PLC
4.13%	03/15/16	259,000	274,925	(h)
Woodside Finance Ltd.
4.50%	11/10/14	354,000	375,442	(b,h)
WPP Finance 2010
3.63%	09/07/22	116,000	116,846
5.13%	09/07/42	117,000	115,391
Xstrata Finance Canada Ltd.
5.80%	11/15/16	175,935	198,777	(b,h)
			57,961,933

Non-Agency Collateralized Mortgage Obligations — 0.9%

Banc of America Merrill Lynch Commercial Mortgage Inc.
5.36%	09/10/47	240,000	270,309	(i)
5.63%	07/10/46	50,000	57,641
5.68%	07/10/46	120,000	133,822
5.92%	02/10/51	140,000	165,415	(i)
6.40%	02/10/51	640,000	775,268	(i)

		Principal Amount	Fair Value

Bear Stearns Commercial Mortgage Securities
4.93%	02/13/42	$240,000	$262,484	(h,i)
5.71%	04/12/38	230,000	252,083	(h,i)
Citigroup Commercial Mortgage Trust
5.48%	10/15/49	120,000	110,504	(h)
COMM 2006-C7 Mortgage Trust
5.97%	06/10/46	300,000	321,004	(i)
Commercial Mortgage Pass Through Certificates
4.98%	05/10/43	130,000	143,223	(h,i)
Credit Suisse First Boston Mortgage Securities Corp.
5.32%	10/25/35	28,332	669	(i)
Credit Suisse Mortgage Capital Certificates
5.53%	02/25/36	9,581	182	(i)
GS Mortgage Securities Corp. II
3.00%	08/10/44	240,000	257,009	(h)
3.55%	04/10/34	150,000	162,016	(b,h)
5.47%	08/10/44	120,000	135,883	(b,i)
JP Morgan Chase Commercial Mortgage Securities Corp.
4.27%	06/16/45	230,000	252,319
5.04%	03/15/46	145,000	157,988	(i)
5.34%	08/12/37	204,000	224,942	(i)
5.44%	05/15/45 - 06/12/47	360,000	411,783
5.79%	02/12/51	685,000	812,849	(h,i)
LB-UBS Commercial Mortgage Trust
4.95%	09/15/30	130,000	143,294	(h)
5.16%	02/15/31	210,000	235,486	(h)
6.06%	06/15/38	120,000	138,670
18.30%	12/15/39	208,135	2,692	(b,d,h,i)
Merrill Lynch
5.49%	07/12/46	120,000	104,997
Morgan Stanley Capital I Inc.
5.16%	10/12/52	80,000	89,865	(i)
5.62%	12/12/49	40,748	40,727	(h)
5.90%	10/15/42	110,000	92,173	(i)
5.99%	08/12/41	415,000	485,982	(h,i)
6.46%	01/11/43	110,000	129,542	(h,i)
Wachovia Bank Commercial Mortgage Trust
5.47%	01/15/45	170,000	186,859	(h,i)
Wells Fargo Commercial Mortgage Trust
4.69%	10/15/45	60,000	61,267	(i)
Wells Fargo Mortgage Backed Securities Trust
5.50%	01/25/36 - 03/25/36	96,916	1,929
			6,620,876

Sovereign Bonds — 0.4%

Gabonese Republic
8.20%	12/12/17	100,000	122,000

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2012

		Principal Amount	Fair Value

Government of Argentina
2.50%	12/31/38	$31,896	$11,754	(j)
8.28%	12/31/33	22,759	16,956
Government of Croatia
6.38%	03/24/21	200,000	221,830	(b)
Government of Dominican Republic
7.50%	05/06/21	100,000	112,750	(b)
Government of El Salvador
7.65%	06/15/35	70,000	78,225	(b,h)
Government of Ghana Republic
8.50%	10/04/17	100,000	117,500	(b)
Government of Hungary
4.75%	02/03/15	32,000	32,034
6.25%	01/29/20	123,000	133,440
7.63%	03/29/41	68,000	76,840	(h)
Government of Lebanon
4.00%	12/31/17	14,300	14,050
5.15%	11/12/18	43,000	42,677
6.10%	10/04/22	43,000	43,537
Government of Mexico
4.75%	03/08/44	226,000	251,425	(h)
5.75%	10/12/49	44,000	52,580
Government of Panama
6.70%	01/26/36	15,000	21,075
Government of Peru
6.55%	03/14/37	47,000	69,208	(h)
7.35%	07/21/25	100,000	146,500	(h)
Government of Philippines
4.00%	01/15/21	100,000	111,750
6.38%	01/15/32	100,000	135,250

Government of Poland
3.00%	03/17/23	39,000	38,325
5.00%	03/23/22	125,000	145,000
5.13%	04/21/21	46,000	53,590
6.38%	07/15/19	16,000	19,760
Government of Romania
6.75%	02/07/22	88,000	99,000	(b)
Government of South Africa
6.25%	03/08/41	100,000	132,060	(h)
Government of Turkey
5.13%	03/25/22	200,000	220,250	(h)
6.88%	03/17/36	42,000	53,287	(h)
Government of Uruguay
6.88%	09/28/25	91,473	124,403
Government of Venezuela
10.75%	09/19/13	129,000	132,225	(h)
Government of Vietnam
1.50%	03/12/16	12,478	11,388	(i)
Russian Foreign Bond - Eurobond
7.50%	03/31/30	33,887	42,783	(j)
			2,883,452

		Principal Amount	Fair Value

Municipal Bonds and Notes — 0.2%

American Municipal Power Inc.
6.27%	02/15/50	$95,000	$110,735	(h)
Municipal Electric Authority of Georgia
6.64%	04/01/57	113,000	131,246	(h)
New Jersey State Turnpike Authority
7.41%	01/01/40	305,000	450,061	(h)
New Jersey Transportation Trust Fund Authority
6.88%	12/15/39	65,000	75,074	(h)
Port Authority of New York & New Jersey
4.46%	10/01/62	260,000	261,669
South Carolina State Public Service Authority
6.45%	01/01/50	120,000	163,000	(h)
State of California
5.70%	11/01/21	175,000	198,707	(h)
			1,390,492

FNMA — 0.0%*

Lehman TBA
5.50%	TBA	98,642	—	**(c,m,p)

Total Bonds and Notes (Cost $197,624,651)			202,919,454

	Number of Shares

Exchange Traded Funds — 3.7%
Financial Select Sector SPDR Fund	43,028	671,237	(n)
Industrial Select Sector SPDR Fund	68,894	2,517,387	(n)
Vanguard MSCI Emerging Markets Fund	412,768	17,233,064
Vanguard REITs Fund	106,378	6,911,379

Total Exchange Traded Funds (Cost $26,302,805)		27,333,067

Other Investments — 0.1%
GEI Investment Fund (Cost $686,269)		844,111	(k)

Total Investments in Securities (Cost $589,161,793)		644,828,128

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2012

	Fair Value

Short-Term Investments — 16.5%
GE Institutional Money Market Fund - Investment Class 0.08% (Cost $122,562,015)	$122,562,015	(d,k)

Total Investments (Cost $711,723,808)	767,390,143

Liabilities in Excess of Other Assets, net — (3.3)%	(24,411,180)

NET ASSETS — 100.0%	$742,978,963

Other Information

The Fund had the following long future contracts open at September 30, 2012:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation/ (Depreciation)
EURO Stoxx 50 Index Futures	December 2012	15	$473,753	$(20,443)
FTSE 100 Index Futures	December 2012	12	1,107,042	(24,596)
S&P 500 Emini Index Futures	December 2012	75	5,378,250	(92,019)
S&P Midcap 400 Emini Index Futures	December 2012	256	25,254,400	(968,438)
Topix Index Futures	December 2012	8	755,784	8,059
2 Yr. U.S. Treasury Notes Futures	December 2012	25	5,513,281	2,441
5 Yr. U.S. Treasury Notes Futures	December 2012	273	34,024,758	137,687
30 Yr. U.S. Treasury Bond Futures	December 2012	32	4,780,000	11,670

				$(945,639)

The Fund had the following short future contracts open at September 30, 2012:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation/ (Depreciation)
Ultra Long-Term U.S. Treasury Bond Futures	December 2012	67	$(11,069,656)	$27,363
10 Yr. U.S. Treasury Notes Futures	December 2012	160	(21,357,500)	(94,292)

				$(66,929)

				$(1,012,568)

At September 30, 2012, the Fund had the following foreign currency forward exchange contracts:

Description	Unrealized Appreciation/ (Depreciation)
Sold 11,900,000 EURO; Purchased $15,660,579 for settlement on 01/22/2013	$332,209
Sold 5,200,000 GBP Purchased $8,441,836 for settlement on 01/22/2013	47,433
Sold 523,999,997 Japanese yen; Purchased $6,649,493 for settlement on 12/12/2012	(90,027)

$289,615

The Fund was invested in the following countries at September 30, 2012:

Country (Unaudited)	Percentage (based on Fair Value)
United States	79.66%
United Kingdom	4.65%
Japan	2.53%
Germany	2.15%
Switzerland	1.85%
France	1.38%
China	1.00%
South Korea	0.77%
Canada	0.77%
Sweden	0.48%
Taiwan	0.46%
Hong Kong	0.44%
Australia	0.40%
Brazil	0.40%
Netherlands	0.38%

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2012 (Unaudited)

Country	Percentage (based on Fair Value)
Italy	0.34%
Singapore	0.29%
Ireland	0.22%
Russian Federation	0.20%
Mexico	0.19%
Belgium	0.18%
Supranational	0.18%
India	0.16%
Chile	0.13%
South Africa	0.12%
Norway	0.10%
Turkey	0.08%
Philippines	0.07%
Peru	0.05%
Indonesia	0.05%
Poland	0.03%
Hungary	0.03%
Malaysia	0.03%
Croatia	0.03%
Colombia	0.02%
Panama	0.02%
Venezuela	0.02%
Uruguay	0.02%
Gabon	0.02%
Thailand	0.02%
Ghana	0.02%
Dominican Republic	0.01%
Ukraine	0.01%
Lebanon	0.01%
Romania	0.01%
El Salvador	0.01%
Cyprus	0.01%

100.00%

The Fund’s % share of investment in the various categories, based on Fair Value, is as follows at September 30, 2012:

Industry	Domestic	Foreign	Total
Exchange Traded Funds	3.56%	0.00%	3.56%
Integrated Oil & Gas	1.54%	1.45%	2.99%
Pharmaceuticals	1.66%	1.07%	2.73%
Diversified Financial Services	1.07%	1.62%	2.69%
Communications Equipment	2.02%	0.17%	2.19%
Computer Hardware	2.03%	0.00%	2.03%
Internet Software & Services	1.03%	0.74%	1.77%
Systems Software	1.64%	0.00%	1.64%
Data Processing & Outsourced Services	1.58%	0.00%	1.58%
Semiconductors	0.54%	0.86%	1.40%

Industry	Domestic	Foreign	Total
Soft Drinks	1.30%	0.00%	1.30%
Industrial Machinery	0.64%	0.58%	1.22%
Healthcare Equipment	1.21%	0.00%	1.21%
Cable & Satellite	1.18%	0.00%	1.18%
Healthcare Services	0.86%	0.32%	1.18%
Asset Management & Custody Banks	1.15%	0.00%	1.15%
Biotechnology	0.94%	0.14%	1.08%
Oil & Gas Equipment & Services	0.98%	0.10%	1.08%
Packaged Foods & Meats	0.43%	0.60%	1.03%
Life & Health Insurance	0.25%	0.76%	1.01%
Fertilizers & Agricultural Chemicals	0.38%	0.62%	1.00%
Home Improvement Retail	0.84%	0.00%	0.84%
Household Products	0.37%	0.44%	0.81%
Aerospace & Defense	0.53%	0.27%	0.80%
Air Freight & Logistics	0.71%	0.00%	0.71%
IT Consulting & Other Services	0.59%	0.11%	0.70%
Automobile Manufacturers	0.09%	0.60%	0.69%
Diversified Metals & Mining	0.17%	0.52%	0.69%
Wireless Telecommunication Services	0.00%	0.66%	0.66%
Specialized Finance	0.65%	0.00%	0.65%
Oil & Gas Exploration & Production	0.51%	0.09%	0.60%
Multi-Line Insurance	0.29%	0.30%	0.59%
Construction & Farm Machinery & Heavy Trucks	0.45%	0.14%	0.59%
Movies & Entertainment	0.58%	0.00%	0.58%
Specialized REITs	0.56%	0.00%	0.56%
Distillers & Vintners	0.00%	0.54%	0.54%
Application Software	0.16%	0.36%	0.52%
Industrial Gases	0.13%	0.38%	0.51%
Apparel, Accessories & Luxury Goods	0.00%	0.50%	0.50%
Integrated Telecommunication Services	0.49%	0.00%	0.49%
Property & Casualty Insurance	0.49%	0.00%	0.49%
Broadcasting	0.46%	0.01%	0.47%
Multi-Utilities	0.17%	0.29%	0.46%
Advertising	0.26%	0.19%	0.45%
Diversified Support Services	0.00%	0.39%	0.39%
Consumer Finance	0.38%	0.00%	0.38%
Diversified Chemicals	0.37%	0.00%	0.37%
Tobacco	0.34%	0.02%	0.36%
Regional Banks	0.24%	0.13%	0.37%
Railroads	0.32%	0.01%	0.33%
Diversified Real Estate Activities	0.00%	0.31%	0.31%
Restaurants	0.29%	0.00%	0.29%
Independent Power Producers & Energy Traders	0.29%	0.00%	0.29%
Agricultural Products	0.28%	0.00%	0.28%
Life Sciences Tools & Services	0.25%	0.00%	0.25%
Electric Utilities	0.18%	0.07%	0.25%
Construction & Engineering	0.00%	0.24%	0.24%
Investment Banking & Brokerage	0.24%	0.00%	0.24%
Healthcare Supplies	0.00%	0.23%	0.23%
Casinos & Gaming	0.19%	0.03%	0.22%
Research & Consulting Services	0.11%	0.10%	0.21%
Home Furnishing Retail	0.21%	0.00%	0.21%
Healthcare Distributors	0.20%	0.00%	0.20%
Brewers	0.00%	0.19%	0.19%
Specialty Stores	0.19%	0.00%	0.19%

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2012 (Unaudited)

Industry	Domestic	Foreign	Total
Diversified Capital Markets	0.00%	0.19%	0.19%
Steel	0.15%	0.04%	0.19%
Human Resource & Employment Services	0.00%	0.18%	0.18%
Construction Materials	0.00%	0.17%	0.17%
Internet Retail	0.17%	0.00%	0.17%
Oil & Gas Storage & Transportation	0.16%	0.00%	0.16%
Department Stores	0.15%	0.00%	0.15%
Electronic Equipment & Instruments	0.00%	0.14%	0.14%
Retail REITs	0.14%	0.00%	0.14%
Food Retail	0.00%	0.13%	0.13%
Photographic Products	0.00%	0.12%	0.12%
General Merchandise Stores	0.10%	0.00%	0.10%
Trading Companies & Distributors	0.00%	0.10%	0.10%
Distributors	0.10%	0.00%	0.10%
Industrial Conglomerates	0.00%	0.09%	0.09%
Heavy Electrical Equipment	0.00%	0.09%	0.09%
Healthcare Facilities	0.08%	0.00%	0.08%
Water Utilities	0.08%	0.00%	0.08%
Electrical Components & Equipment	0.05%	0.02%	0.07%
Home Building	0.05%	0.00%	0.05%
Thrifts & Mortgage Finance	0.00%	0.03%	0.03%
Electronic Manufacturing Services	0.00%	0.03%	0.03%
Tires & Rubber	0.00%	0.03%	0.03%
Real Estate Operating Companies	0.00%	0.02%	0.02%
Household Appliances	0.00%	0.02%	0.02%
Auto Parts & Equipment	0.00%	0.01%	0.01%
Drug Retail	0.00%	0.01%	0.01%
Marine Ports & Services	0.00%	0.01%	0.01%
Highways & Railtracks	0.00%	0.01%	0.01%
Commodity Chemicals	0.00%	0.01%	0.01%
Hypermarkets & Super Centers	0.00%	0.01%	0.01%
Real Estate Services	0.01%	0.00%	0.01%
Managed Healthcare	0.00%	0.01%	0.01%
Education Services	0.00%	0.01%	0.01%
Reinsurance	0.00%	0.01%	0.01%
Real Estate Development	0.00%	0.01%	0.01%
Personal Products	0.00%	0.01%	0.01%
Electronic Components	0.00%	0.01%	0.01%

			57.48%

Sector	Percentage (based on Fair Value)
Agency Mortgage Backed	9.21%
U.S. Treasuries	7.93%
Corporate Notes	7.55%
Non-Agency Collateralized Mortgage Obligations	0.86%
Sovereign Bonds	0.38%
Asset Backed	0.22%
Municipal Bonds and Notes	0.18%
Agency Collateralized Mortgage Obligations	0.11%

26.44%

Short-Term and Other Investments
Short-Term	15.97%
Other Investments	0.11%

16.08%

100.00%

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund	(Unaudited)

Paul M. Colonna President and Chief Investment Officer – Public Investments

The Income Fund is managed by a team of portfolio managers that includes Paul M. Colonna, William M. Healey, Mark H. Johnson and Vita Marie Pike. The team is led by Mr. Colonna, who is vested with oversight authority. Mr. Healey, Mr. Johnson and Ms. Pike are each assigned a class of assets, the size of which is determined by team consensus and adjusted on a periodic basis, as necessary. Although each portfolio manager manages his or her portion of the asset class independent of the other team members, the team is highly collaborative and communicative. See portfolio managers’ biographical information beginning on page 128.

Q.	How did the GE Institutional Income Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2012?

A.	For the twelve-month period ended September 30, 2012, the GE Institutional Income Fund returned 7.28% for the Investment Class shares and 7.02% for the Service Class shares. The Fund’s benchmark, the Barclays U.S. Aggregate Bond Index returned 5.16% and the Fund’s Morningstar peer group of 1,212 U.S. Intermediate-Term Bond funds returned an average of 7.45% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	The primary drivers of fixed income asset returns over the period were the: 1) debt crisis in Europe, 2) fundamental economic outlook in the U.S. and Europe and 3) central bank policy. The twelve month period was defined by both “risk on” and “risk off” periods that reflected investor sentiment around the factors listed above. For instance, risky assets performed well in both the first and third quarters of 2012 as central bank policy, primarily in Europe, calmed market fears of a potential breakup of the Eurozone. Accommodative policy from the Fed and ECB appeared to have a larger impact on interest rates and credit spreads than fundamental economic data, which showed a slowdown in the U.S. recovery and a recession in Europe.

Q.	What were the primary drivers behind Fund performance?

A.	The primary drivers behind Fund performance were security selection within the investment grade corporate and agency mortgage-backed holdings and non-index exposures to both high yield and emerging market debt. BBB-rated industrials and financials were sectors which had strong performers for the Fund. The Fund’s emphasis on current coupon mortgage-backed securities performed very well as these were targeted assets by the Fed for their purchase programs. During the “risk on” periods, the allocations to high yield and emerging market debt benefited from spread tightening versus U.S. Treasury yields.

Q.	Were there any significant changes in the Fund during the period?

A.	Early in 2012 we reduced the Fund’s exposure to high yield, emerging market debt and the overweight in commercial mortgage-backed securities fearing more volatility and higher spreads due to the Europe debt crisis. During the second quarter 2012, we increased the Fund’s allocation to agency mortgage-backed securities to take advantage of higher demand seen coming from QE3. After realizing positive performance from the overweight, the Fund’s allocation was reduced back to index neutral in the third quarter. As credit spreads tightened in the third quarter to levels we felt did not reflect our fundamental outlook, we reduced the Fund’s weighting in investment grade credit to an underweight position.

Income Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class Shares), professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2012.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period,” to estimate the expenses paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

April 1, 2012 - September 30, 2012

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return
Investment Class	1,000.00	1,040.60	1.07
Service Class	1,000.00	1,039.70	2.35
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,023.95	1.06
Service Class	1,000.00	1,022.70	2.33

*	Expenses are equal to the Fund’s annualized expense ratio of 0.21% for Investment Class shares and 0.46% for Service Class shares (for the period April 1, 2012 - September 30, 2012), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Income Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in debt securities and investing primarily in a variety of investment-grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2012

	One Year	Five Year	Ten Year
Number of funds in peer group	1,212	1,061	936
Peer group average annual total return	7.45%	5.77%	4.84%

Morningstar Category in peer group : Intermediate-Term Bond

Quality Ratings as of September 30, 2012

as a % of Fair Value (b)(c)

Moody’s / S&P / Rating*	Percentage of Fair Value
Aaa / AAA	22.29%
Aa / AA	53.98%
A / A	7.59%
Baa / BBB	11.51%
Ba / BB and lower	4.59%
NR / Other	0.04%
100.00%

Sector Allocation as of September 30, 2012

Portfolio composition as a % of Fair Value of $407,943 (in thousands) as of September 30, 2012 (b)(c)

Change in Value of a $10,000 Investment (a)

Investment Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2012

Investment Class Shares (Inception date: 11/21/97)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
Income Fund	7.28%	5.81%	4.91%	$16,154
Barclays U.S. Aggregate Bond Index	5.16%	6.53%	5.32%	$16,800

Service Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2012

Service Class Shares (Inception date: 9/30/05)

	One Year	Five Year	Since Inception	Ending Value of a $10,000 Investment (a)
Income Fund	7.02%	5.96%	5.44%	$14,490
Barclays U.S. Aggregate Bond Index	5.16%	6.53%	5.91%	$14,954

An investment in the GE Institutional Income Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. It is possible to lose money by investing in the Fund.

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

*	Moody’s Investors Services Inc and Standard & Poor’s are nationally recognized statistical rating organizations.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Income Fund

Schedule of Investments	September 30, 2012

Income Fund

		Principal Amount	Fair Value

Bonds and Notes — 87.9%†

U.S. Treasuries — 27.0%

U.S. Treasury Bonds
3.00%	05/15/42	$27,934,000	$28,964,066	(h)
3.13%	02/15/42	4,620,300	4,914,844	(h)
U.S. Treasury Notes
0.24%	07/31/14	20,404,600	20,362,362	(d)
0.52%	01/31/17	182,800	185,599	(d)
0.59%	06/30/17	12,674,800	12,770,850	(d,h)
0.60%	07/31/17	20,196,000	20,096,595	(d)
0.61%	08/31/17	139,100	139,187	(d)
1.63%	08/15/22	10,592,800	10,581,211
1.75%	05/15/22	1,279,900	1,297,898	(h)
2.75%	08/15/42	1,580,100	1,553,930
			100,866,542

Agency Mortgage Backed — 29.9%

Federal Home Loan Mortgage Corp.
2.38%	01/13/22	2,296,000	2,408,596
4.50%	06/01/33 - 02/01/35	47,277	50,967	(h)
5.00%	07/01/35 - 06/01/41	2,215,309	2,475,998	(h)
5.50%	05/01/20 - 04/01/39	1,093,644	1,218,988	(h)
6.00%	04/01/17 - 11/01/37	1,665,523	1,859,334	(h)
6.50%	07/01/29 - 10/01/33	5,992	6,927	(h)
7.00%	10/01/16 - 08/01/36	136,188	158,731	(h)
7.50%	01/01/30 - 09/01/33	9,726	10,966	(h)
8.00%	11/01/30	34,755	42,383	(h)
8.50%	04/01/30 - 05/01/30	46,175	58,111	(h)
9.00%	12/01/16	1,213	1,343	(h)
9.50%	04/01/21	71	84	(h)
Federal National Mortgage Assoc.
2.72%	04/01/37	2,804	2,932	(i)
4.00%	05/01/19 - 05/01/42	14,205,465	15,433,824	(h)
4.50%	05/01/18 - 04/01/41	19,217,142	20,849,692	(h)
5.00%	07/01/20 - 06/01/41	4,312,786	4,859,721	(h)
5.50%	03/01/14 - 04/01/38	6,094,267	6,738,478	(h)
6.00%	02/01/14 - 08/01/35	3,049,176	3,438,120	(h)
6.50%	07/01/17 - 08/01/36	350,017	397,175	(h)
7.00%	08/01/13 - 02/01/34	58,379	64,917	(h)
7.50%	08/01/13 - 03/01/34	211,161	252,379	(h)
8.00%	12/01/12 - 11/01/33	121,848	141,800	(h)
8.50%	05/01/31	7,534	9,464	(h)
9.00%	12/01/17 - 12/01/22	9,996	11,516	(h)
3.00%	TBA	6,130,000	6,470,981	(c)
3.50%	TBA	10,295,000	11,040,543	(c)
4.00%	TBA	3,300,000	3,555,235	(c)
4.50%	TBA	462,000	500,043	(c)
5.00%	TBA	1,083,000	1,175,732	(c)
6.00%	TBA	7,230,000	7,982,372	(c)
Government National Mortgage Assoc.
4.50%	08/15/33 - 05/20/40	1,685,695	1,869,597	(h)
5.00%	08/15/33	89,086	98,221	(h)

		Principal Amount	Fair Value

6.00%	04/15/27 - 09/15/36	$500,859	$574,265	(h)
6.50%	04/15/19 - 09/15/36	354,692	418,346	(h)
7.00%	10/15/27 - 10/15/36	132,319	156,833	(h)
7.50%	01/15/23 - 10/15/33	22,316	24,988	(h)
8.00%	02/15/30 - 09/15/30	1,415	1,649	(h)
8.50%	10/15/17	5,609	6,048	(h)
9.00%	11/15/16 - 12/15/21	38,973	43,338	(h)
3.50%	TBA	9,180,000	10,040,624	(c)
4.00%	TBA	6,060,000	6,675,413	(c)
5.50%	TBA	255,000	283,678	(c)
			111,410,352

Agency Collateralized Mortgage Obligations — 0.5%

Collateralized Mortgage Obligation Trust
0.73%	11/01/18	551	527	(d,f)
Federal Home Loan Mortgage Corp.
0.08%	09/25/43	1,461,832	11,836	(g,h,i)
Federal Home Loan Mortgage Corp. REMIC
3.50%	11/15/24 - 11/15/30	2,698,685	231,177	(g,o)
4.50%	02/15/18 - 03/15/18	126,665	7,159	(g,h,o)
5.00%	05/15/17 - 02/15/38	281,032	18,071	(g,h,o)
5.50%	06/15/33	142,514	18,166	(g,h,o)
6.38%	08/15/25	1,096,536	155,456	(g,i,o)
7.50%	07/15/27	9,470	2,256	(g,h,o)
8.00%	04/15/20	190	204	(h)
Federal Home Loan Mortgage Corp. STRIPS
3.72%	08/01/27	2,176	1,895	(d,f,h)
8.00%	02/01/23 - 07/01/24	8,312	1,888	(g,h,o)
Federal National Mortgage Assoc. REMIC
1.21%	12/25/42	286,861	8,404	(g,h,i)
2.38%	12/25/22	551	513	(d,f,h)
3.50%	05/25/27	1,021,097	134,391	(g,o)
4.50%	05/25/18	4,559	47	(g,h,o)
5.00%	08/25/17 - 09/25/40	1,928,553	225,394	(g,h,o)
5.78%	07/25/38	575,235	70,231	(g,i)
7.28%	05/25/18	197,290	22,876	(g,h,i)
8.00%	05/25/22	12	315	(g,h,o)
Federal National Mortgage Assoc. STRIPS
0.93%	12/01/34	77,467	75,430	(d,f,h)
4.50%	08/01/35 - 01/01/36	592,957	66,468	(g,h,o)
5.00%	03/25/38 - 05/25/38	357,504	46,350	(g,h,o)
5.50%	12/01/33	65,525	8,165	(g,h,o)
6.00%	01/01/35	238,817	37,755	(g,h,o)
7.50%	11/01/23	46,021	10,062	(g,h,o)
8.00%	08/01/23 - 07/01/24	17,005	3,799	(g,h,o)
8.50%	03/01/17 - 07/25/22	1,510	248	(g,h,o)
9.00%	05/25/22	562	117	(g,h,o)
Government National Mortgage Assoc.
4.50%	10/20/37 - 08/16/39	3,081,206	349,308	(g,o)
5.00%	12/20/35 - 09/20/38	2,659,491	279,495	(g,o)
			1,788,003

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2012

		Principal Amount	Fair Value

Asset Backed — 0.3%

Chase Funding Mortgage Loan Asset-Backed Certificates
3.99%	11/25/33	$494,853	$464,160
Hertz Vehicle Financing LLC
2.60%	02/25/15	375,000	382,901	(b,h)
Popular ABS Mortgage Pass-Through Trust
5.30%	11/25/35	375,000	238,241
			1,085,302

Corporate Notes — 25.1%

ABB Finance USA Inc.
1.63%	05/08/17	408,000	414,593
2.88%	05/08/22	368,000	380,437
AES Panama S.A.
6.35%	12/21/16	252,000	275,310	(b)
Agilent Technologies Inc.
3.20%	10/01/22	286,000	288,701
5.50%	09/14/15	412,000	462,407	(h)
Allergan Inc.
3.38%	09/15/20	178,000	192,677	(h)
ALROSA Finance S.A.
7.75%	11/03/20	200,000	226,500	(b)
Altria Group Inc.
4.25%	08/09/42	306,000	304,140
America Movil SAB de C.V.
2.38%	09/08/16	952,000	990,641
American Axle & Manufacturing Inc.
7.88%	03/01/17	380,000	396,150
American Express Credit Corp.
1.75%	06/12/15	283,000	289,473
Amgen Inc.
5.38%	05/15/43	95,000	110,090
5.65%	06/15/42	245,000	292,441
Amsted Industries Inc.
8.13%	03/15/18	259,000	279,720	(b)
Anadarko Petroleum Corp.
5.95%	09/15/16	351,000	406,703	(h)
6.20%	03/15/40	347,000	425,190
Anglo American Capital PLC
2.63%	09/27/17	610,000	612,074	(b)
Anheuser-Busch InBev Worldwide Inc.
2.50%	07/15/22	463,000	469,558
3.63%	04/15/15	506,000	543,390	(h)
5.38%	11/15/14	363,000	399,319	(h)
Archer-Daniels-Midland Co.
5.77%	03/01/41	237,000	306,853
Arizona Public Service Co.
6.25%	08/01/16	214,000	251,741	(h)
AstraZeneca PLC
1.95%	09/18/19	408,000	415,151
4.00%	09/18/42	408,000	417,645

		Principal Amount	Fair Value

AT&T Inc.
0.51%	02/13/15	$438,000	$441,747	(d)
1.60%	02/15/17	178,000	182,613
2.95%	05/15/16	325,000	349,232
5.55%	08/15/41	298,000	370,950
6.40%	05/15/38	458,000	605,052	(h)
AvalonBay Communities Inc. (REIT)
2.95%	09/15/22	347,000	345,898
Banco del Estado de Chile
3.88%	02/08/22	150,000	158,904	(b)
Banco do Nordeste do Brasil S.A.
3.63%	11/09/15	100,000	102,500	(b)
Banco Mercantil del Norte S.A.
6.86%	10/13/21	100,000	107,750	(b,i)
Bank of America Corp.
5.70%	01/24/22	510,000	599,026	(h)
5.75%	12/01/17	625,000	719,097	(h)
Barclays Bank PLC
2.25%	05/10/17	1,081,000	1,114,043	(b)
Berkshire Hathaway Finance Corp.
1.60%	05/15/17	434,000	444,096
3.00%	05/15/22	497,000	515,227
BG Energy Capital PLC
2.88%	10/15/16	214,000	227,011	(b)
4.00%	10/15/21	208,000	230,126	(b)
Bombardier Inc.
7.75%	03/15/20	387,000	444,083	(b)
Boston Properties LP (REIT)
3.85%	02/01/23	433,000	456,048
BP Capital Markets PLC
1.85%	05/05/17	303,000	309,501
2.25%	11/01/16	621,000	650,060	(h)
Calpine Corp.
7.25%	10/15/17	42,000	44,835	(b)
Cameron International Corp.
3.60%	04/30/22	217,000	223,300
Campbell Soup Co.
2.50%	08/02/22	204,000	203,873
3.80%	08/02/42	135,000	133,898
Cardinal Health Inc.
1.90%	06/15/17	508,000	516,904
Cargill Inc.
5.20%	01/22/13	125,000	126,855	(b,h)
6.00%	11/27/17	246,000	297,916	(b,h)
Carolina Power & Light Co.
2.80%	05/15/22	127,000	132,148
Case New Holland Inc.
7.88%	12/01/17	222,000	260,295
Caterpillar Inc.
1.50%	06/26/17	494,000	504,415
CCO Holdings LLC
8.13%	04/30/20	398,000	449,740
Central American Bank for Economic Integration
5.38%	09/24/14	410,000	438,809	(b)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2012

		Principal Amount	Fair Value

CenturyLink Inc.
5.80%	03/15/22	$100,000	$108,815
7.65%	03/15/42	143,000	152,354
Cigna Corp.
2.75%	11/15/16	411,000	433,421	(h)
5.38%	02/15/42	296,000	331,617
Citigroup Inc.
4.45%	01/10/17	205,000	225,167	(h)
5.00%	09/15/14	759,000	800,532	(h)
5.88%	01/30/42	259,000	312,042	(h)
6.13%	08/25/36	212,000	230,201	(h)
CityCenter Holdings LLC
7.63%	01/15/16	223,000	238,053
CNA Financial Corp.
5.88%	08/15/20	366,000	427,307
CNPC HK Overseas Capital Ltd.
4.50%	04/28/21	200,000	220,341	(b,h)
Columbus International Inc.
11.50%	11/20/14	100,000	111,000	(b)
Comision Federal de Electricidad
4.88%	05/26/21	200,000	223,500	(b,h)
Consolidated Edison Company of New York Inc.
5.85%	04/01/18	463,000	574,029	(h)
6.65%	04/01/19	294,000	380,255	(h)
Corning Inc.
4.75%	03/15/42	201,000	217,221
Corp Andina de Fomento
4.38%	06/15/22	408,000	442,479
Corp Nacional del Cobre de Chile
4.25%	07/17/42	245,000	242,290	(b)
5.63%	09/21/35	82,000	98,213	(b,h)
COSL Finance BVI Ltd.
3.25%	09/06/22	230,000	228,317	(b)
Covidien International Finance S.A.
1.35%	05/29/15	325,000	329,188
Credit Suisse AG
2.60%	05/27/16	416,000	438,690	(b,h)
Crown Castle Towers LLC
4.88%	08/15/40	378,000	425,362	(b,h)
6.11%	01/15/40	201,000	242,081	(b,h)
CSX Corp.
4.25%	06/01/21	410,000	460,560	(h)
CVS Caremark Corp.
3.25%	05/18/15	228,000	242,431
DaVita Inc.
5.75%	08/15/22	152,000	158,080
6.38%	11/01/18	371,000	396,043	(h)
DDR Corp. (REIT)
4.63%	07/15/22	288,000	313,158
Deere & Co.
3.90%	06/09/42	389,000	402,373
Denbury Resources Inc.
6.38%	08/15/21	314,000	340,690	(h)
8.25%	02/15/20	247,000	278,493	(h)

		Principal Amount	Fair Value

DENTSPLY International Inc.
2.75%	08/15/16	$391,000	$403,152
4.13%	08/15/21	419,000	440,341
Devon Energy Corp.
1.88%	05/15/17	434,000	442,409
Diageo Capital PLC
1.50%	05/11/17	578,000	588,039
Diageo Investment Corp.
2.88%	05/11/22	359,000	374,268
4.25%	05/11/42	173,000	188,186
DIRECTV Holdings LLC
2.40%	03/15/17	200,000	205,351
4.75%	10/01/14	418,000	448,274	(h)
5.15%	03/15/42	613,000	623,651
Dominion Resources Inc.
1.95%	08/15/16	293,000	302,830	(h)
4.90%	08/01/41	167,000	193,326	(h)
DPL Inc.
7.25%	10/15/21	70,000	79,800	(b,h)
DR Horton Inc.
4.38%	09/15/22	380,000	377,625
Duke Energy Corp.
1.63%	08/15/17	409,000	410,200
3.05%	08/15/22	1,002,000	1,011,617
Duke Realty LP (REIT)
6.50%	01/15/18	411,000	477,246	(h)
Eastman Chemical Co.
2.40%	06/01/17	557,000	581,736	(h)
eBay Inc.
1.35%	07/15/17	286,000	289,429
2.60%	07/15/22	204,000	205,427
4.00%	07/15/42	245,000	238,495
Ecopetrol S.A.
7.63%	07/23/19	155,000	198,400
Empresa de Energia de Bogota S.A.
6.13%	11/10/21	73,000	80,300	(b,h)
Empresa Nacional del Petroleo
4.75%	12/06/21	100,000	107,000	(b,h)
Energy Transfer Equity LP
7.50%	10/15/20	279,000	316,665	(h)
Energy Transfer Partners LP
6.50%	02/01/42	103,000	118,855	(h)
6.70%	07/01/18	291,000	345,517	(h)
Enterprise Products Operating LLC
1.25%	08/13/15	409,000	413,056
4.45%	02/15/43	204,000	201,776
EOG Resources Inc.
2.63%	03/15/23	204,000	206,199
European Investment Bank
0.49%	12/15/14	620,000	625,222	(d,h)
4.88%	01/17/17	490,000	572,124	(h)
Exelon Corp.
4.90%	06/15/15	426,000	468,247	(h)
Export Credit Bank of Turkey
5.38%	11/04/16	225,000	241,313	(b,h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2012

		Principal Amount	Fair Value

Express Scripts Holding Co.
2.65%	02/15/17	$481,000	$504,041	(b,h)
3.13%	05/15/16	641,000	683,553	(h)
3.90%	02/15/22	192,000	209,175	(b)
4.75%	11/15/21	214,000	247,608	(b)
6.13%	11/15/41	201,000	260,936	(b)
Florida Power & Light Co.
4.13%	02/01/42	381,000	414,414	(h)
Ford Motor Credit Company LLC
3.00%	06/12/17	433,000	440,747
4.25%	09/20/22	29,000	29,718
Forest Oil Corp.
7.25%	06/15/19	371,000	368,217	(h)
Fresenius Medical Care US Finance Inc.
5.75%	02/15/21	174,000	186,180	(b,h)
Frontier Communications Corp.
7.13%	03/15/19	363,000	386,595
Gazprom Neft OAO Via GPN Capital S.A.
4.38%	09/19/22	200,000	199,000	(b)
Georgia Power Co.
4.30%	03/15/42	217,000	231,484
Globo Comunicacao e Participacoes S.A.
6.25%	12/31/49	100,000	108,000	(b,h,j)
Goldman Sachs Capital I
6.35%	02/15/34	356,000	357,679	(h)
Great Plains Energy Inc.
4.85%	06/01/21	414,000	459,118
Hanesbrands Inc.
6.38%	12/15/20	609,000	660,765	(h)
Hewlett-Packard Co.
4.05%	09/15/22	201,000	203,347
Host Hotels & Resorts LP (REIT)
4.75%	03/01/23	512,000	530,560
6.00%	11/01/20	325,000	359,125	(h)
Hughes Satellite Systems Corp.
6.50%	06/15/19	278,000	297,460	(h)
Hyundai Capital America
1.63%	10/02/15	408,000	408,202	(b)
2.13%	10/02/17	602,000	602,085	(b)
Ingles Markets Inc.
8.88%	05/15/17	73,000	78,657	(h)
Instituto Costarricense de Electricidad
6.95%	11/10/21	200,000	222,000	(b,h)
Jabil Circuit Inc.
4.70%	09/15/22	453,000	450,735
John Deere Capital Corp.
3.15%	10/15/21	349,000	372,277	(h)
JPMorgan Chase & Co.
4.35%	08/15/21	408,000	449,689	(h)
4.50%	01/24/22	322,000	357,178	(h)

		Principal Amount	Fair Value

KazMunayGas National Co.
9.13%	07/02/18	$100,000	$129,424	(b)
11.75%	01/23/15	100,000	120,643	(b,h)
KFW
2.00%	10/04/22	1,020,000	1,010,242
Kinder Morgan Energy Partners LP
3.45%	02/15/23	204,000	210,034
5.00%	08/15/42	204,000	211,821
Kinross Gold Corp.
6.88%	09/01/41	130,000	132,611
Koninklijke Philips Electronics N.V.
5.00%	03/15/42	154,000	173,549
Korea Development Bank
3.25%	03/09/16	223,000	234,006
4.00%	09/09/16	245,000	266,233
Korea National Oil Corp.
2.88%	11/09/15	358,000	372,411	(b,h)
3.13%	04/03/17	425,000	446,565	(b)
Kraft Foods Group Inc.
1.63%	06/04/15	427,000	433,467	(b)
2.25%	06/05/17	183,000	188,399	(b)
5.00%	06/04/42	118,000	131,638	(b)
Kreditanstalt fuer Wiederaufbau
4.50%	07/16/18	169,000	200,248
Levi Strauss & Co.
7.63%	05/15/20	440,000	475,200	(h)
Liberty Mutual Group Inc.
4.95%	05/01/22	103,000	107,738	(b)
6.50%	05/01/42	210,000	227,332	(b)
Linn Energy LLC
8.63%	04/15/20	305,000	333,975	(h)
Lorillard Tobacco Co.
3.50%	08/04/16	417,000	441,374	(h)
LyondellBasell Industries N.V.
5.00%	04/15/19	400,000	425,000
Majapahit Holding BV
7.75%	10/17/16	200,000	237,000	(b,h)
Marriott International Inc.
3.25%	09/15/22	531,000	533,776
McDonald’s Corp.
1.88%	05/29/19	433,000	449,187	(h)
Merck & Company Inc.
2.40%	09/15/22	408,000	411,284
MidAmerican Energy Holdings Co.
6.13%	04/01/36	495,000	633,292	(h)
Morgan Stanley
5.50%	07/28/21	408,000	446,510
5.75%	01/25/21	208,000	228,311
National Agricultural Cooperative Federation
4.25%	01/28/16	256,000	274,728	(b)
National JSC Naftogaz of Ukraine
9.50%	09/30/14	100,000	101,630
Newcrest Finance Pty Ltd.
4.20%	10/01/22	408,000	410,751	(b)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2012

		Principal Amount	Fair Value

Newfield Exploration Co.
5.63%	07/01/24	$662,000	$734,820
5.75%	01/30/22	370,000	413,475
News America Inc.
6.65%	11/15/37	171,000	216,989
Nexen Inc.
6.40%	05/15/37	510,000	647,398
NextEra Energy Capital Holdings Inc.
2.60%	09/01/15	804,000	833,571	(h)
Nisource Finance Corp.
3.85%	02/15/23	493,000	517,119
Nordea Bank AB
3.13%	03/20/17	330,000	345,114	(b)
Novartis Capital Corp.
2.40%	09/21/22	490,000	495,782
3.70%	09/21/42	122,000	126,137
Odebrecht Drilling Norbe VIII/IX Ltd.
6.35%	06/30/21	194,000	218,153	(b)
Oglethorpe Power Corp.
5.38%	11/01/40	234,000	282,766
Omnicom Group Inc.
3.63%	05/01/22	572,000	604,147
ONEOK Partners LP
2.00%	10/01/17	306,000	311,673
3.38%	10/01/22	306,000	307,491
6.13%	02/01/41	232,000	278,661
Pacific Gas & Electric Co.
6.05%	03/01/34	330,000	433,717
PacifiCorp
6.25%	10/15/37	14,000	19,183	(h)
PAETEC Holding Corp.
8.88%	06/30/17	374,000	405,790	(h)
Peabody Energy Corp.
6.25%	11/15/21	219,000	217,905	(b,h)
PepsiCo Inc.
2.75%	03/05/22	584,000	606,293	(h)
Petrobras International Finance Co.
2.88%	02/06/15	171,000	175,758	(h)
3.50%	02/06/17	284,000	297,017	(h)
3.88%	01/27/16	187,000	197,810	(h)
Petroleos Mexicanos
5.50%	06/27/44	82,000	90,200
6.00%	03/05/20	160,000	191,200	(h)
6.50%	06/02/41	74,000	92,241
Petroleum Company of Trinidad & Tobago Ltd.
6.00%	05/08/22	83,333	88,958
Petronas Capital Ltd.
5.25%	08/12/19	150,000	177,537	(b,h)
Philip Morris International Inc.
2.50%	05/16/16	413,000	436,296	(h)
3.88%	08/21/42	409,000	411,083

		Principal Amount	Fair Value

Power Sector Assets & Liabilities Management Corp.
7.39%	12/02/24	$200,000	$277,000	(b)
Pride International Inc.
6.88%	08/15/20	418,000	529,157
Prudential Financial Inc.
5.63%	05/12/41	213,000	239,598	(h)
Range Resources Corp.
5.75%	06/01/21	371,000	398,825	(h)
Raytheon Co.
1.40%	12/15/14	424,000	430,747	(h)
Roche Holdings Inc.
6.00%	03/01/19	222,000	278,719	(b)
Royal Bank of Canada
1.20%	09/19/17	612,000	615,856
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.30%	12/27/17	200,000	211,542	(b)
Santander Holdings USA Inc.
3.00%	09/24/15	204,000	206,391
Schlumberger Investment S.A.
2.40%	08/01/22	613,000	606,779	(b)
Sempra Energy
2.30%	04/01/17	536,000	560,954
Sinochem Overseas Capital Company Ltd.
4.50%	11/12/20	100,000	106,371	(b)
Sinopec Group Overseas Development 2012 Ltd.
2.75%	05/17/17	433,000	448,974	(b)
Smurfit Kappa Acquisitions
4.88%	09/15/18	200,000	197,500	(b)
Takeda Pharmaceutical Company Ltd.
1.63%	03/17/17	817,000	826,257	(b)
Texas Instruments Inc.
1.65%	08/03/19	307,000	308,444
Textron Inc.
6.20%	03/15/15	374,000	410,823
The ADT Corp.
2.25%	07/15/17	288,000	296,422	(b)
3.50%	07/15/22	304,000	315,823	(b)
4.88%	07/15/42	398,000	430,850	(b)
The AES Corp.
8.00%	10/15/17	419,000	483,945
The Coca-Cola Co.
3.30%	09/01/21	460,000	512,279
The Goldman Sachs Group Inc.
5.75%	01/24/22	297,000	342,107
6.75%	10/01/37	306,000	327,812
The Potomac Edison Co.
5.35%	11/15/14	178,000	192,416	(h)
Time Warner Cable Inc.
6.75%	07/01/18	321,000	403,700	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2012

		Principal Amount	Fair Value

Time Warner Inc.
3.15%	07/15/15	$197,000	$210,234	(h)
4.90%	06/15/42	151,000	165,674
Total Capital International S.A.
1.55%	06/28/17	525,000	534,845
2.70%	01/25/23	612,000	623,801
Toyota Motor Credit Corp.
1.75%	05/22/17	548,000	563,000
Transnet SOC Ltd.
4.00%	07/26/22	204,000	207,366	(b)
Transocean Inc.
3.80%	10/15/22	204,000	205,056
United Parcel Service Inc.
2.45%	10/01/22	408,000	411,723
United Technologies Corp.
1.80%	06/01/17	217,000	225,067	(h)
4.50%	06/01/42	75,000	84,059
Vail Resorts Inc.
6.50%	05/01/19	583,000	634,013	(h)
Verizon Communications Inc.
2.00%	11/01/16	1,068,000	1,116,594	(h)
Viacom Inc.
2.50%	12/15/16	307,000	323,400	(h)
Visteon Corp.
6.75%	04/15/19	355,000	372,750	(h)
Vodafone Group PLC
2.50%	09/26/22	408,000	407,390
Walgreen Co.
1.80%	09/15/17	286,000	289,229
3.10%	09/15/22	286,000	290,241
Watson Pharmaceuticals Inc.
1.88%	10/01/17	285,000	288,172
3.25%	10/01/22	204,000	206,613
4.63%	10/01/42	163,000	166,886
Weatherford International Ltd.
4.50%	04/15/22	340,000	355,581
5.95%	04/15/42	319,000	335,581
WellPoint Inc.
1.25%	09/10/15	286,000	287,997
1.88%	01/15/18	409,000	412,126
3.30%	01/15/23	210,000	212,401
Willis Group Holdings PLC
4.13%	03/15/16	406,000	430,963	(h)
Woodside Finance Ltd.
4.50%	11/10/14	731,000	775,278	(b,h)
WPP Finance 2010
3.63%	09/07/22	204,000	205,488
5.13%	09/07/42	205,000	202,181
Xstrata Finance Canada Ltd.
5.80%	11/15/16	365,947	413,459	(b,h)
			93,824,902

		Principal Amount	Fair Value

Non-Agency Collateralized Mortgage Obligations — 2.8%

Banc of America Merrill Lynch Commercial Mortgage Inc.
5.36%	09/10/47	$435,000	$489,935	(i)
5.68%	07/10/46	200,000	223,037
5.92%	02/10/51	90,000	106,339	(i)
6.40%	02/10/51	180,000	218,044	(i)
Bear Stearns Commercial Mortgage Securities
4.93%	02/13/42	435,000	475,753	(i)
5.57%	03/11/39	104,925	105,762	(h,i)
5.71%	04/12/38	430,000	471,285	(i)
Citigroup Commercial Mortgage Trust
5.48%	10/15/49	210,000	193,382
COMM 2006-C7 Mortgage Trust
5.97%	06/10/46	580,000	620,608	(i)
Commercial Mortgage Pass Through Certificates
4.98%	05/10/43	220,000	242,378	(h,i)
Credit Suisse First Boston Mortgage Securities Corp.
5.32%	10/25/35	184,175	4,346	(i)
Credit Suisse Mortgage Capital Certificates
5.53%	02/25/36	36,408	690	(i)
GS Mortgage Securities Corp. II
3.00%	08/10/44	420,000	449,765
3.55%	04/10/34	280,000	302,429	(b)
5.47%	08/10/44	100,000	113,236	(b,i)
JP Morgan Chase Commercial Mortgage Securities Corp.
4.27%	06/16/45	200,000	219,408
5.04%	03/15/46	250,000	272,393	(h,i)
5.34%	08/12/37	1,175,000	1,295,624	(h,i)
5.44%	05/15/45 - 06/12/47	680,000	767,680	(h)
5.79%	02/12/51	550,000	652,653	(i)
LB-UBS Commercial Mortgage Trust
4.95%	09/15/30	310,000	341,702
5.16%	02/15/31	450,000	504,614
6.06%	06/15/38	210,000	242,672
18.30%	12/15/39	1,811,297	23,424	(b,d,i)
MASTR Alternative Loans Trust
5.00%	08/25/18	80,647	7,377	(g,h,o)
Merrill Lynch
5.49%	07/12/46	200,000	174,994
Morgan Stanley Capital I Inc.
5.16%	10/12/52	350,000	393,158	(i)
5.62%	12/12/49	72,917	72,880
5.90%	10/15/42	270,000	226,242	(h,i)
5.99%	08/12/41	180,000	210,787	(i)
6.46%	01/11/43	250,000	294,413	(i)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2012

		Principal Amount	Fair Value

Wachovia Bank Commercial Mortgage Trust
5.47%	01/15/45	$430,000	$472,643	(h,i)
Wells Fargo Commercial Mortgage Trust
4.69%	10/15/45	100,000	102,112	(i)
Wells Fargo Mortgage Backed Securities Trust
5.50%	01/25/36 - 03/25/36	294,002	5,908
			10,297,673

Sovereign Bonds — 1.4%

Banco Nacional de Desenvolvimento Economico e Social
5.50%	07/12/20	100,000	118,500	(b)
Gabonese Republic
8.20%	12/12/17	100,000	122,000
Government of Argentina
2.50%	12/31/38	61,081	22,508	(j)
8.28%	12/31/33	43,586	32,472
Government of Dominican Republic
7.50%	05/06/21	200,000	225,500	(b,h)
Government of El Salvador
7.65%	06/15/35	170,000	189,975	(b,h)
Government of Ghana Republic
8.50%	10/04/17	200,000	235,000	(b)
Government of Hungary
4.75%	02/03/15	56,000	56,059
6.25%	01/29/20	197,000	213,721	(h)
7.63%	03/29/41	140,000	158,200	(h)
Government of Indonesia
4.88%	05/05/21	200,000	229,000	(b,h)
Government of Lebanon
4.00%	12/31/17	26,950	26,478
5.15%	11/12/18	82,000	81,385
6.10%	10/04/22	82,000	83,025
Government of Lithuania
6.75%	01/15/15	100,000	110,000	(b,h)
Government of Mexico
4.75%	03/08/44	396,000	440,550
5.75%	10/12/49	74,000	88,430
6.05%	01/11/40	82,000	109,265
Government of Panama
6.70%	01/26/36	53,000	74,465	(h)
Government of Peru
6.55%	03/14/37	242,000	356,345	(h)
7.35%	07/21/25	100,000	146,500	(h)
Government of Philippines
4.00%	01/15/21	100,000	111,750
6.38%	01/15/32	100,000	135,250
Government of Poland
3.00%	03/17/23	68,000	66,824
5.00%	03/23/22	218,000	252,880
6.38%	07/15/19	38,000	46,930

		Principal Amount	Fair Value

Government of Romania
6.75%	02/07/22	$156,000	$175,500	(b)
Government of South Africa
6.25%	03/08/41	100,000	132,060
Government of Sri Lanka
7.40%	01/22/15	100,000	108,500	(b,h)
8.25%	10/24/12	100,000	100,300
Government of Turkey
5.13%	03/25/22	100,000	110,125
6.88%	03/17/36	74,000	93,887
Government of Uruguay
6.88%	09/28/25	179,399	243,983
Government of Venezuela
10.75%	09/19/13	243,000	249,075	(h)
Government of Vietnam
1.50%	03/12/16	24,043	21,943	(i)
Russian Foreign Bond - Eurobond
3.25%	04/04/17	200,000	210,456	(b)
7.50%	03/31/30	59,565	75,201	(j)
			5,254,042

Municipal Bonds and Notes — 0.9%

American Municipal Power Inc.
6.27%	02/15/50	295,000	343,861
Municipal Electric Authority of Georgia
6.64%	04/01/57	252,000	292,690
New Jersey State Turnpike Authority
7.41%	01/01/40	1,050,000	1,549,391	(h)
Port Authority of New York & New Jersey
4.46%	10/01/62	460,000	462,953
South Carolina State Public Service Authority
6.45%	01/01/50	235,000	319,208
State of California
5.70%	11/01/21	290,000	329,286
			3,297,389

FNMA — 0.0%*

Lehman TBA
5.50%	TBA	333,269	—	**(c,m,p)

Total Bonds and Notes (Cost $318,809,556)			327,824,205

Other Investments — 0.3%
GEI Investment Fund (Cost $788,879)			970,322	(k)

Total Investments in Securities (Cost $319,598,435)			328,794,527

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2012

		Principal Amount	Fair Value

Short-Term Investments — 21.2%
GE Institutional Money Market Fund — Investment Class 0.08% (Cost $72,648,569)			$72,648,569	(d,k)
Federal Home Loan Bank Discount Notes
0.07%	11/07/12	$6,500,000	6,499,714	(d)

Total Short-Term Investments (Cost $79,147,734)			79,148,283

Total Investments (Cost $398,746,169)			407,942,810

Liabilities in Excess of Other Assets, net — (9.4)%			(34,979,282)

NET ASSETS — 100.0%			$372,963,528

Other Information

The Fund had the following long futures contracts open at September 30, 2012 :

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation
2 Yr U.S. Treasury Note Futures	December 2012	37	$8,159,656	$3,614
5 Yr U.S. Treasury Note Futures	December 2012	465	57,954,258	234,558
30 Yr U.S. Treasury Bond Futures	December 2012	15	2,240,625	30,584

				$268,756

The Fund had the following short futures contracts open at September 30, 2012 :

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation/ (Depreciation)
Ultra Long-Term U.S. Treasury Bond Futures	December 2012	120	$(19,826,250)	$55,397
10 Yr. U.S. Treasury Notes Futures	December 2012	265	(35,373,359)	(19,698)

				$35,699

				$304,455

See Notes to Schedules of Investments and Notes to Financial Statements.

Money Market Fund	(Unaudited)

Michael E. Martini Vice President

The Money Market Fund is managed by a team of portfolio managers that includes James C. Gannon, Michael E. Martini and Michael Nowakowski. As lead portfolio manager for the Money Market Fund, Mr. Martini has oversight responsibilities over the Fund. See portfolio managers’ biographical information beginning on page 128.

Q.	How did the GE Institutional Money Market Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2012?

A.	For the twelve-month period ended September 30, 2012, the GE Institutional Money Market Fund returned 0.07% for the Investment Class shares and 0.00% for the Service Class shares. The Fund’s benchmark, the 90-day U.S. Treasury Bill returned 0.07% and the Fund’s Morningstar peer group of 960 U.S. Money Market Taxable funds returned an average of 0.04% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	The biggest impact to the Fund’s performance continued to come from the unprecedented low global interest rate environment. Over the last twelve months, markets bore witness to coordinated policy accommodation from the major global central banks, pressuring all short rates. While the European banking and sovereign debt crises impacted credit spreads, the Fund’s conservative structure and dramatic allocation shift (see “significant changes” below) insulated it from adverse performance.

Q.	What were the primary drivers behind Fund performance?

A.	The Fund’s 10-25% allocation to floating rate notes (“FRNs”) was a positive contributor to performance. As LIBOR rates spiked in the fourth quarter, subsequently tapering off at a robust level for the first half of 2012, the FRNs in the Fund enjoyed high coupon payments. A 40-60% position in government securities provided the Fund with the flexibility to take advantage of credit opportunities when available.

Q.	Were there any significant changes in the Fund during the period?

A.	Because of the intensifying Euro zone banking and sovereign debt crises, the Fund’s sector allocations changed dramatically. Between September 30, 2011 and September 30, 2012, total European financial exposure, including the “safe haven” Scandinavian region, dropped by 67%. There has been no Euro zone financial exposure since the beginning of 2012. At the same time, total U.S. Government and Agency exposure increased 50%, ending at 60% of the Fund at the end of the twelve month period. In addition, exposure to non-financial credits doubled. At September 30, 2012 the Fund’s total interest rate risk, as evidenced by the Fund’s weighted average maturity remained in a 35-45 day range.

Money Market Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class Shares), professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have prepared an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2012.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period,” to estimate the expenses paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

April 1, 2012 - September 30, 2012

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return
Investment Class	1,000.00	1,000.30	0.55
Service Class	1,000.00	1,000.00	0.90
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,024.45	0.56
Service Class	1,000.00	1,024.10	0.91

*	Expenses are equal to the Fund’s annualized expense ratio of 0.11% for Investment Class shares and 0.18% for Service Class shares (for the period April 1, 2012 - September 30, 2012), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Money Market Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity. The Fund seeks to achieve its investment objective by investing primarily in short-term, U.S. dollar denominated money market instruments.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2012

	One Year	Five Year	Ten Year
Number of funds in peer group	960	824	623
Peer group average annual total return	0.04%	0.67%	1.54%

Morningstar Category in peer group : Money Market Taxable

Fund Yield at September 30, 2012

	Investment Class†	Service Class†
7-day current*	0.08%	0.00%
7-day effective	0.08%	0.00%
Money Fund Report	0.07%	0.07%

Sector Allocation as of September 30, 2012

Portfolio composition as a % of Fair Value of $835,483

(in thousands) as of September 30, 2012 (b)(c)

Change in Value of a $10,000 Investment (a)

Investment Class Shares†

Average Annual Total Return*

For the Periods Ended September 30, 2012

Investment Class Shares (Inception date: 12/2/97)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
GE Institutional Money Market	0.07%	0.84%	1.84%	$12,001
90 Day U.S. T-Bill	0.07%	0.53%	1.69%	$11,827

Service Class Shares†

Average Annual Total Return*

For the Periods Ended September 30, 2012

Service Class Shares (Inception date: 9/30/05)

	One Year	Five Year	Since Inception	Ending Value of a $10,000 Investment (a)
GE Institutional Money Market	0.00%	0.70%	1.81%	$11,342
90 Day U.S. T-Bill	0.07%	0.53%	1.70%	$11,256

An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
†	With respect to the Service Class, the Distribution and/or Service (12b-1) Fee may be voluntarily reduced by GE Investment Distributors, Inc. (the Fund’s principal distributor) on a temporary basis to the extent necessary to maintain a minimum annualized net yield of 0.00%, but may return to its stated level at any time without prior notice. Further, to the extent necessary, GE Asset Management may also voluntarily reduce its management fee to maintain a minimum annualized net yield of 0.00% for all share classes. This voluntary management fee reduction may be modified or discontinued by GE Asset Management at any time without prior notice. There can be no assurance that either of these fee reductions will be sufficient to avoid any loss.
*	The seven day current yield, rather than the total return, more closely reflects the current earnings of the Money Market Fund at September 30, 2012.
See	Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Money Market Fund

Schedule of Investments	September 30, 2012

Money Market Fund

		Principal Amount	Amortized Cost

Short-Term Investments — 99.3% †

U.S. Treasuries - 17.5%

United States Treasury Notes
0.38%	10/31/12	$28,550,000	$28,556,124
0.50%	11/30/12	43,800,000	43,841,830
1.38%	10/15/12 -03/15/13	74,250,000	74,480,249
			146,878,203

U.S. Government Agency Obligations — 26.5%

Fannie Mae Discount Notes
0.11%	11/28/12	17,350,000	17,346,925	(d)
0.12%	10/31/12	14,250,000	14,248,634	(d)
0.13%	11/14/12 - 12/19/12	24,250,000	24,244,715	(d)
0.14%	10/24/12	11,150,000	11,149,038	(d)
Federal Home Loan Bank Discount Notes
0.12%	10/24/12	21,300,000	21,298,367	(d)
0.13%	10/10/12 - 12/05/12	46,200,000	46,193,692	(d)
Federal Home Loan Mortgage Corp
0.63%	10/30/12	20,500,000	20,507,686
Federal National Mortgage Association
0.25%	10/18/12	5,320,000	5,320,379	(i)
Freddie Mac Discount Notes
0.12%	10/23/12 - 11/19/12	32,450,000	32,445,771	(d)
0.13%	10/25/12	6,900,000	6,899,402	(d)
0.14%	12/10/12	6,900,000	6,898,189	(d)
0.15%	02/04/13	5,000,000	4,997,393	(d)
0.16%	02/19/13	11,850,000	11,842,574	(d)
			223,392,765

Commercial Paper — 19.9%

Chevron Corp
0.11%	10/26/12	12,200,000	12,199,068	(b,d)
0.12%	11/19/12	6,700,000	6,698,906	(d)
Commonwealth Bank Of Australia
0.20%	11/21/12	18,950,000	18,944,765	(b,d)
DNB Bank ASA
0.24%	12/17/12	11,500,000	11,494,064	(b,d)
Glaxosmithkline PLC
0.13%	10/11/12	5,700,000	5,699,794	(b,d)
HSBC Holdings PLC
0.26%	03/25/13	19,450,000	19,450,000	(d,i)
JPMorgan Chase & Co
0.26%	10/15/12	5,650,000	5,650,133	(d,i)
0.28%	11/07/12	9,750,000	9,747,194	(d)
KFW
0.20%	10/12/12	12,100,000	12,099,261	(d)
Nordea Bank AB
0.22%	11/27/12	14,900,000	14,894,810	(d)
Novartis AG
0.11%	10/03/12	9,100,000	9,099,944	(d)

		Principal Amount	Amortized Cost

Procter & Gamble Co/The
0.12%	10/15/12	$7,650,000	$7,649,643	(d)
0.15%	12/12/12	13,400,000	13,395,980	(d)
Skandinaviska Enskilda Banken AB
0.22%	10/03/12	14,800,000	14,799,819	(d)
Svenska Handelsbanken AB
0.27%	11/02/12	6,000,000	5,998,560	(b,d)
			167,821,941

Repurchase Agreements —14.4%

Barclays Capital Inc. U.S. Treasury Repo 0.20% dated 09/30/12, to be repurchased at $41,300,688 on 10/01/12 collateralized by $42,126,079 U.S.Treasury Bond, 0.25% , maturing on 05/15/15. 10/01/12		41,300,000	41,300,000
Deutsche Bank Securities, Inc. Gov Agcy Repo 0.20% dated 09/30/12, to be repurchased at $10,700,178 on 10/01/12 collateralized by $10,914,491 U.S. Government Agency Bond, 1.25% maturing on 06/20/16. 10/01/12		10,700,000	10,700,000
Goldman Sachs & Co. Gov Agcy Repo 0.18% dated 09/30/12, to be repurchased at $27,000,405 on 10/01/12 collateralized by $27,540,425 U.S. Government Agency Bond, 0.38% and 0.00% maturing on 11/27/13 and 11/30/12 respectively. 10/01/12		27,000,000	27,000,000
HSBC Securities (USA) Inc. Gov Agcy Repo 0.21% dated 09/30/12, to be repurchased at $21,590 ,000 on 10/01/12 collateralized by $ 385,035, $ 1,267,906, $ 54,354, $ 164,166 FANNIE MAE, 2.70%, 6.63%, 7.13%, 7.25% maturing on 03/28/22, 11/15/30, 1/15/30, 5/15/30, $ 2,351,576, $ 8,699,779, $ 23,579, $ 7,528,798 , $ 661,904, $ 886, 938 FREDDIE MAC, 1.00%, 2.75%, 4.25%, 5.00%, 5.38%, 6.25% Maturing on 9/12/17, 6/8/18, 3/9/18, 3/12/21, 8/15/24, 7/15/32 respectively. 10/01/12		21,590,000	21,590,000
J.P. Morgan Securities LLC 1Wk U.S. Treasury Repo 0.18% dated 09/30/12, to be repurchased at $9,500,000 on 10/01/12 collateralized by $9,692,710 U.S. Government Agency Bond, 4.50% maturing on 05/15/38. 10/01/12		9,500,000	9,500,000

See Notes to Schedules of Investments and Notes to Financial Statements.

Money Market Fund

Schedule of Investments	September 30, 2012

		Principal Amount	Amortized Cost

J.P. Morgan Securities LLC U.S. Treasury Repo 0.18% dated 09/30/12, to be repurchased at $10,700,000 on 10/01/12 collateralized by $10,917,053 U.S. Government Agency Bond, 4.50% maturing on 05/15/38. 10/01/12		$10,700,000	$10,700,000
			120,790,000

Certificate of Deposit — 17.0%

Australia & New Zealand Banking Group Ltd
0.23%	11/08/12	20,250,000	20,250,213
Bank of Montreal
0.20%	01/03/13	11,200,000	11,200,000
Bank of Nova Scotia/Houston
0.31%	06/13/13	17,900,000	17,900,000	(i)
National Australia Bank/New York
0.27%	10/29/12	17,350,000	17,350,000	(i)
Royal Bank Of Canada/New York NY
0.45%	04/10/13	11,600,000	11,600,000	(i)
Standard Chartered PLC
0.48%	01/10/13	17,050,000	17,050,000
Svenska Handelsbanken AB
0.30%	10/11/12	13,750,000	13,750,000
Toronto Dominion Bank
0.17%	10/18/12	13,900,000	13,900,000
Westpac Banking Corp/NY
0.44%	02/11/13	20,000,000	20,000,000	(i)
			143,000,213

Corporates — 2.8%

Inter-American Development Bank Discount Notes
0.13%	11/06/12	18,100,000	18,097,647	(d)
0.15%	12/10/12	5,650,000	5,648,407	(d)
			23,746,054

Time Deposit — 1.2%

State Street Corp
0.01%	10/01/12	9,853,995	9,853,995	(e)

Total Short-Term Investments — 99.3% (Cost $835,483,171)			835,483,171

Other Assets and Liabilities, net — 0.7%			5,529,133

NET ASSETS — 100.0%			$841,012,304

See Notes to Schedules of Investments and Notes to Financial Statements.

Notes to Schedules of Investments	September 30, 2012

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Funds have bought and the diversity of areas in which the Funds may invest as of a particular date. It may not be representative of the Funds’ current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See each Fund’s summary prospectus and the Funds’ statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, these securities amounted to $15,099,730, $22,227,436 and $54,336,251 or 2.03%, 5.96% and 6.46% of the net assets of the GE Institutional Strategic Investment Fund, GE Institutional Income Fund and GE Institutional Money Market Fund, respectively. These securities have been determined to be liquid using procedures established by the Funds’ Board of Trustees.

(c)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)	Coupon amount represents effective yield.

(e)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(f)	Principal only security. These securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(g)	Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(h)	At September 30, 2012, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.
(i)	Variable or floating rate security. The stated rate represents the rate at September 30, 2012.

(j)	Step coupon bond. Security becomes interest bearing at a future date.

(k)	GEAM, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Institutional Money Market Fund. The GEI Investment Fund has been determined to be illiquid using procedures established by the Board of Trustees.

(l)	General Electric Co. is the parent company of GE Asset Management Incorporated, the Fund’s investment adviser.

(m)	Securities in default.

(n)	Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(o)	Coupon amount represents the coupon of the underlying mortgage securities on which monthly interest payments are based.

(p)	Security is fair valued by the Valuation Committee, in accordance with the procedures approved by the Board of Trustees.

*	Less than 0.05%

**	Amount is less than $ 0.50.

†	Percentages are based on net assets as of September 30, 2012.

††	Security traded on different exchanges.

Abbreviations:

ADR	American Depository Receipt

GDR	Global Depository Receipt

Regd.	Registered

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit

SPDR	Standard and Poor’s Depository Receipt

STRIPS	Separate Trading of Registered Interest and Principal of Security

TBA	To be announced

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Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

									U.S. Equity Fund
	Investment Class										Service Class
	9/30/12		9/30/11		9/30/10		9/30/09		9/30/08		9/30/12		9/30/11		9/30/10		9/30/09		9/30/08
Inception date									11/25/97										1/3/01
Net asset value, beginning of period	$10.07		$10.50		$10.18		$10.73		$14.67		$10.24		$10.67		$10.24		$10.71		$14.64
Income (loss) from investment operations:
Net investment income (loss)	0.16	*	0.13		0.13		0.14		0.16		0.14	*	0.10	*	0.11	*	0.13	*	0.14
Net realized and unrealized gains (losses) on investments	2.80	*	(0.42)		0.32		(0.54)		(2.50)		2.84	*	(0.41)	*	0.32	*	(0.48)	*	(2.51)
Total income (loss) from investment operations	2.96		(0.29)		0.45		(0.40)		(2.34)		2.98		(0.31)		0.43		(0.35)		(2.37)
Less distributions from:
Net investment income (loss)	0.13		0.14		0.13		0.15		0.18		0.10		0.12		—		0.12		0.14
Net realized gains	—		—		—		—		1.42		—		—		—		—		1.42
Total distributions	0.13		0.14		0.13		0.15		1.60		0.10		0.12		—		0.12		1.56
Net asset value, end of period	$12.90		$10.07		$10.50		$10.18		$10.73		$13.12		$10.24		$10.67		$10.24		$10.71
TOTAL RETURN (a)	29.68%		(2.92)%		4.40%		(3.26)%		(17.63)%		29.33%		(3.08)%		4.20%		(2.89)%		(17.83)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$658,065		$522,532		$421,381		$432,050		$462,644		$3,133		$2,402		$2,682		$170		$22,253
Ratios to average net assets:
Net investment income (loss)	1.39%		1.13%		1.24%		1.61%		1.21%		1.14%		0.87%		1.11%		1.80%		0.96%
Net Expenses	0.36%	(b)	0.36%	(b)	0.36%	(b)	0.37%	(b)	0.36%	(b)	0.61%	(b)	0.61%	(b)	0.61%	(b)	0.62%	(b)	0.61%	(b)
Gross Expenses	0.37%		0.37%		0.37%		0.38%		0.37%		0.62%		0.62%		0.62%		0.63%		0.62%
Portfolio turnover rate	71%		44%		41%		51%		55%		71%		44%		41%		51%		55%

See Notes to Financial Highlights and Notes to Financial Statements.

		S&P 500 Index Fund
Investment Class										Service Class
9/30/12		9/30/11		9/30/10		9/30/09		9/30/08		9/30/12		9/30/11		9/30/10		9/30/09		9/30/08
								11/25/97										9/30/05
$10.91		$10.98		$10.18		$11.23		$14.69		$10.86		$10.93		$10.14		$11.19		$14.64

0.26	*	0.23	*	0.21	*	0.23		0.26		0.22	*	0.20	*	0.17	*	0.22		0.24

2.95	*	(0.09)	*	0.80	*	(1.03)		(3.46)		2.98	*	(0.09)	*	0.80	*	(1.04)		(3.46)

3.21		0.14		1.01		(0.80)		(3.20)		3.20		0.11		0.97		(0.82)		(3.22)

0.41		0.21		0.21		0.25		0.26		0.09		0.18		0.18		0.23		0.23
—		—		—		—		—		—		—		—		—		—
0.41		0.21		0.21		0.25		0.26		0.09		0.18		0.18		0.23		0.23
$13.71		$10.91		$10.98		$10.18		$11.23		$13.97		$10.86		$10.93		$10.14		$11.19
30.07%		1.07%		9.96%		(6.51)%		(22.13)%		29.65%		0.88%		9.60%		(6.84)%		(22.28)%

$31,997		$25,664		$36,361		$35,332		$119,460		$4,496		$1,742		$30,146		$939		$1,087

2.03%		1.86%		1.97%		2.75%		2.03%		1.76%		1.60%		1.67%		2.44%		1.79%
0.15%	(b)	0.15%	(b)	0.15%	(b)	0.16%	(b)	0.15%	(b)	0.40%	(b)	0.36%	(b)	0.40%	(b)	0.41%	(b)	0.40%	(b)
0.16%		0.16%		0.15%		0.16%		0.15%		0.41%		0.40%		0.40%		0.41%		0.40%
11%		4%		13%		17%		17%		11%		4%		13%		17%		17%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

	U.S. Large-Cap Core Equity Fund
	Investment Class										Service Class
	9/30/12		9/30/11		9/30/10		9/30/09		9/30/08		9/30/12		9/30/11		9/30/10		9/30/09		9/30/08
Inception date									2/2/00										9/30/05
Net asset value, beginning of period	$8.76		$9.11		$8.68		$9.60		$12.43		$8.71		$9.06		$8.65		$9.58		$12.40
Income (loss) from investment operations:
Net investment income (loss)	0.18		0.16	*	0.17		0.16		0.16		0.17		0.14	*	0.15	*	0.14		0.14
Net realized and unrealized gains (losses) on investments	2.25		(0.35)	*	0.40		(0.75)		(1.88)		2.22		(0.35)	*	0.40	*	(0.75)		(1.87)
Total income (loss) from investment operations	2.43		(0.19)		0.57		(0.59)		(1.72)		2.39		(0.21)		0.55		(0.61)		(1.73)
Less distributions from:
Net investment income (loss)	0.14		0.16		0.14		0.17		0.14		0.12		0.14		0.14		0.16		0.12
Net realized gains	0.11		—		—		0.16		0.97		0.11		—		—		0.16		0.97
Total distributions	0.25		0.16		0.14		0.33		1.11		0.23		0.14		0.14		0.32		1.09
Net asset value, end of period	$10.94		$8.76		$9.11		$8.68		$9.60		$10.87		$8.71		$9.06		$8.65		$9.58
TOTAL RETURN (a)	28.27%		(2.32)%		6.64%		(5.27)%		(15.02)%		27.88%		(2.54)%		6.35%		(5.50)%		(15.18)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$185,990		$159,556		$121,524		$121,866		$95,082		$3,191		$2,769		$2,549		$713		$32
Ratios to average net assets:
Net investment income (loss)	1.80%		1.63%		1.91%		2.20%		1.45%		1.55%		1.37%		1.72%		1.76%		1.20%
Net Expenses	0.39%	(b)	0.39%	(b)	0.41%	(b)	0.43%	(b)	0.42%	(b)	0.64%	(b)	0.64%	(b)	0.66%	(b)	0.67%	(b)	0.67%	(b)
Gross Expenses	0.39%		0.40%		0.41%		0.43%		0.43%		0.64%		0.65%		0.66%		0.68%		0.67%
Portfolio turnover rate	83%		44%		56%		62%		62%		83%		44%		56%		62%		62%

See Notes to Financial Highlights and Notes to Financial Statements.

		Premier Growth Equity Fund
Investment Class										Service Class
9/30/12		9/30/11		9/30/10		9/30/09		9/30/08		9/30/12		9/30/11		9/30/10		9/30/09		9/30/08
								10/29/99										1/3/01
$8.05		$8.03		$7.60		$9.59		$12.46		$7.98		$7.95		$7.53		$9.53		$12.41

0.10	*	0.06		0.04	*	0.06		0.07		0.07	*	0.04	*	0.02	*	(0.10)		0.64

2.77	*	(0.01)		0.44	*	(0.85)		(1.76)		2.76	*	(0.01)	*	0.45	*	(0.71)		(2.41)

2.87		0.05		0.48		(0.79)		(1.69)		2.83		0.03		0.47		(0.81)		(1.77)

0.09		0.03		0.05		0.09		0.07		0.07		—		0.05		0.08		—
—		—		—		1.11		1.11		—		—		—		1.11		1.11
0.09		0.03		0.05		1.20		1.18		0.07		—		0.05		1.19		1.11

$10.83		$8.05		$8.03		$7.60		$9.59		$10.74		$7.98		$7.95		$7.53		$9.53
35.95%		0.64%		6.39%		(3.22)%		(14.62)%		35.65%		0.38%		6.20%		(3.52)%		(15.30)%

$257,923		$221,273		$246,218		$249,573		$268,005		$2,148		$1,692		$3,157		$3,098		$3,014

0.98%		0.66%		0.55%		0.91%		0.69%		0.73%		0.41%		0.30%		0.66%		0.24%
0.38%	(b)	0.38%	(b)	0.38%	(b)	0.39%	(b)	0.37%	(b)	0.63%	(b)	0.63%	(b)	0.63%	(b)	0.64%	(b)	0.62%	(b)
0.38%		0.38%		0.38%		0.40%		0.37%		0.63%		0.63%		0.63%		0.65%		0.62%
15%		26%		21%		24%		28%		15%		26%		21%		24%		28%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

									Small-Cap Equity Fund
	Investment Class										Service Class
	9/30/12		9/30/11		9/30/10		9/30/09		9/30/08		9/30/12		9/30/11		9/30/10		9/30/09		9/30/08
Inception date									8/3/98										9/30/05
Net asset value, beginning of period	$13.05		$12.61		$11.11		$12.35		$16.51		$13.11		$12.69		$11.17		$12.31		$16.47
Income (loss) from investment operations:
Net investment income (loss)	0.04		0.05		0.03		0.05		0.10		0.00	(c)	0.01	*	—	*	0.12		0.06
Net realized and unrealized gains (losses) on investments	3.86		0.40		1.51		(1.20)		(2.67)		3.87		0.41	*	1.52	*	(1.25)		(2.67)
Total income (loss) from investment operations	3.90		0.45		1.54		(1.15)		(2.57)		3.87		0.42		1.52		(1.13)		(2.61)
Less distributions from:
Net investment income (loss)	0.06		0.01		0.04		0.09		0.08		0.02		—		0.00	(c)	0.01		0.04
Net realized gains	0.09		—		—		—		1.51		0.09		—		—		—		1.51
Total distributions	0.15		0.01		0.04		0.09		1.59		0.11		0.00	(c)	0.00	(c)	0.01		1.55
Net asset value, end of period	$16.80		$13.05		$12.61		$11.11		$12.35		$16.87		$13.11		$12.69		$11.17		$12.31
TOTAL RETURN (a)	30.03%		3.53%		13.91%		(9.07)%		(16.86)%		29.63%		3.31%		13.61%		(9.20)%		(17.14)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$966,702		$759,833		$722,935		$609,835		$635,849		$44		$32		$28		$28		$87
Ratios to average net assets:
Net investment income (loss)	0.27%		0.31%		0.24%		0.51%		0.68%		0.04%		0.07%		(0.01)%		0.34%		0.43%
Net Expenses	0.89%	(b)	0.89%	(b)	0.89%	(b)	0.91%	(b)	0.60%	(b)	1.14%	(b)	1.13%	(b)	1.14%	(b)	1.16%	(b)	0.85%	(b)
Gross Expenses	0.90%		0.89%		0.91%		0.93%		0.61%		1.15%		1.14%		1.16%		1.18%		0.86%
Portfolio turnover rate	36%		46%		46%		49%		73%		36%		46%		46%		49%		73%

See Notes to Financial Highlights and Notes to Financial Statements.

								International Equity Fund
Investment Class										Service Class
9/30/12		9/30/11		9/30/10		9/30/09		9/30/08		9/30/12		9/30/11		9/30/10		9/30/09		9/30/08
								11/25/97										1/3/01
$9.25		$10.90		$10.90		$13.51		$19.96		$9.17		$10.80		$10.83		$13.44		$19.88

0.20	*	0.23		0.20	*	0.20		0.43		0.14	*	0.19		0.17	*	0.00		0.54

1.47	*	(1.70)		0.01	*	(1.32)		(5.31)		1.49	*	(1.68)		0.00	*	(1.13)		(5.44)

1.67		(1.47)		0.21		(1.12)		(4.88)		1.63		(1.49)		0.17		(1.13)		(4.90)

0.24		0.18		0.21		0.38		0.31		0.21		0.14		0.20		0.37		0.28
—		—		—		1.11		1.26		—		—		—		1.11		1.26
0.24		0.18		0.21		1.49		1.57		0.21		0.14		0.20		1.48		1.54
$10.68		$9.25		$10.90		$10.90		$13.51		$10.59		$9.17		$10.80		$10.83		$13.44
18.43%		(13.83)%		1.93%		(5.34)%		(26.41)%		18.11%		(14.01)%		1.57%		(5.52)%		(26.60)%

$1,984,087		$1,876,948		$2,289,643		$2,038,051		$1,892,548		$119,576		$344,024		$486,064		$546,589		$53,692

2.03%		1.95%		1.85%		2.44%		2.62%		1.39%		1.68%		1.64%		2.29%		2.78%
0.56%	(b)	0.55%	(b)	0.56%	(b)	0.55%	(b)	0.55%	(b)	0.81%	(b)	0.80%	(b)	0.81%	(b)	0.80%	(b)	0.80%	(b)

0.56%		0.56%		0.56%		0.56%		0.56%		0.81%		0.81%		0.81%		0.80%		0.81%
50%		41%		49%		41%		38%		50%		41%		49%		41%		38%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

	Strategic Investment Fund
	Investment Class										Service Class
	9/30/12		9/30/11		9/30/10		9/30/09		9/30/08		9/30/12		9/30/11		9/30/10		9/30/09		9/30/08
Inception date									10/29/99										9/30/05
Net asset value, beginning of period	$10.23		$10.71		$10.18		$10.62		$13.45		$10.17		$10.58		$10.12		$10.57		$13.42
Income (loss) from investment operations:
Net investment income (loss)	0.22	*	0.22		0.18		0.17		0.26		0.18	*	0.19	*	0.11	*	0.16		0.18
Net realized and unrealized gains (losses) on investments	1.66	*	(0.51)		0.52		(0.32)		(2.32)		1.66	*	(0.50)	*	0.50	*	(0.33)		(2.27)
Total income (loss) from investment operations	1.88		(0.29)		0.70		(0.15)		(2.06)		1.84		(0.31)		0.61		(0.17)		(2.09)
Less distributions from:
Net investment income (loss)	0.23		0.19		0.17		0.25		0.25		0.21		0.10		0.15		0.24		0.24
Net realized gains	—		—		—		0.04		0.52		—		—		—		0.04		0.52
Total distributions	0.23		0.19		0.17		0.29		0.77		0.21		0.10		0.15		0.28		0.76
Net asset value, end of period	$11.88		$10.23		$10.71		$10.18		$10.62		$11.80		$10.17		$10.58		$10.12		$10.57
TOTAL RETURN (a)	18.67%		(2.85)%		6.89%		(0.80)%		(16.13)%		18.39%		(3.04)%		6.09%		(1.04)%		(16.44)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$742,918		$629,230		$659,553		$570,071		$522,383		$61		$34		$37		$637		$715
Ratios to average net assets:
Net investment income (loss)	1.93%		1.95%		1.83%		2.04%		2.24%		1.69%		1.70%		1.17%		1.81%		1.87%
Net Expenses	0.34%	(b)	0.34%	(b)	0.32%	(b)	0.31%	(b)	0.34%	(b)	0.59%	(b)	0.59%	(b)	0.57%	(b)	0.56%	(b)	0.57%	(b)
Gross Expenses	0.36%		0.36%		0.36%		0.36%		0.36%		0.61%		0.61%		0.61%		0.61%		0.61%
Portfolio turnover rate	188%		187%		152%		177%		177%		188%		187%		152%		177%		177%

See Notes to Financial Highlights and Notes to Financial Statements.

Income Fund
Investment Class										Service Class
9/30/12		9/30/11		9/30/10		9/30/09		9/30/08		9/30/12		9/30/11		9/30/10		9/30/09		9/30/08
								11/21/97										9/30/05
$9.73		$9.51		$9.06		$8.94		$9.29		$9.94		$9.70		$9.25		$9.12		$9.30

0.25		0.34		0.35		0.37		0.43		0.24		0.32		0.32	*	0.36		0.37

0.44		0.22		0.47		0.13		(0.35)		0.44		0.24		0.49	*	0.14		(0.14)

0.69		0.56		0.82		0.50		0.08		0.68		0.56		0.81		0.50		0.23

0.26		0.34		0.37		0.37		0.43		0.24		0.32		0.36		0.36		0.41
0.15		—		—		0.01		—		0.15		—		—		0.01		—
0.41		0.34		0.37		0.38		0.43		0.39		0.32		0.36		0.37		0.41
$10.01		$9.73		$9.51		$9.06		$8.94		$10.23		$9.94		$9.70		$9.25		$9.12
7.28%		6.01%		9.24%		5.88%		0.80%		7.02%		5.91%		8.87%		5.59%		2.41%

$372,643		$375,669		$397,055		$360,894		$324,385		$320		$306		$268		$276		$453

2.58%		3.59%		3.72%		4.29%		4.64%		2.33%		3.33%		3.47%		4.09%		4.06%
0.21%	(b)	0.20%	(b)	0.18%	(b)	0.20%	(b)	0.20%	(b)	0.46%	(b)	0.45%	(b)	0.44%	(b)	0.45%	(b)	0.43%	(b)
0.23%		0.23%		0.23%		0.23%		0.23%		0.48%		0.48%		0.48%		0.48%		0.47%
403%		393%		383%		357%		485%		403%		393%		383%		357%		485%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

			Money Market Fund
	Investment Class								Service Class
	9/30/12		9/30/11		9/30/10		9/30/09	9/30/08	9/30/12		9/30/11		9/30/10		9/30/09	9/30/08
Inception date								12/2/97								9/30/05
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00		$1.00		$1.00		$1.00	$1.00
Income from investment operations:
Net investment income (loss)	0.00	(c)	0.00	(c)	0.00	(c)	0.01	0.03	0.00	(c)	0.00	(c)	0.00	(c)	0.01	0.03
Total income from investment operations	0.00		0.00	(c)	0.00	(c)	0.01	0.03	0.00		0.00	(c)	0.00	(c)	0.01	0.03
Less distributions from:
Net investment income (loss)	0.00	(c)	0.00	(c)	0.00	(c)	0.01	0.03	0.00	(c)	0.00	(c)	—		0.01	0.03
Total distributions	—		0.00	(c)	0.00	(c)	0.01	0.03	—		0.00	(c)	—		0.01	0.03
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00		$1.00		$1.00		$1.00	$1.00
TOTAL RETURN (a)	0.07%		0.08%		0.04%		0.80%	3.25%	0.00%		0.00%		0.00%		0.56%	2.99%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$841,001		$751,565		$20,656		$31,040	$29,071	$11		$11		$11		$11	$11
Ratios to average net assets:
Net investment income (loss)	0.07%		0.11%		0.05%		0.80%	3.18%	0.00%		0.00%		0.00%		0.55%	2.94%
Net Expenses	0.11%	(d)	0.11%	(d)	0.23%	(d)	0.24%	0.25%	0.18%	(d)	0.24%	(d)	0.27%	(d)	0.48%	0.50%
Gross Expenses	0.11%		0.11%		0.25%		0.24%	0.25%	0.36%		0.36%		0.49%		0.48%	0.50%

See Notes to Financial Highlights and Notes to Financial Statements.

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.

(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund.

(c)	Less than $0.01

(d)	GE Asset Management has voluntarily undertaken to reduce its management fee and/or subsidize certain expenses of the Fund to extent necessary to maintain a minimum annualized yield of 0.00%. This voluntary management fee reduction and/or expense subsidy may be modified or discontinued by GE Asset Management at any time without prior notice.

*	Average shares method used.

See Notes to Financial Highlights and Notes to Financial Statements.

Statements of Assets and Liabilities September 30, 2012	U.S. Equity Fund	S&P 500 Index Fund	U.S. Large-Cap Core Equity Fund

ASSETS
Investments in securities, at Fair Value (cost $570,377,029; $28,538,851; $162,858,584; $184,366,255; $789,798,327; $1,868,252,794; $588,475,524; $318,809,556 and $0, respectively)	$642,609,523	$34,697,660	$185,337,947
Investments in affiliated securities, at Fair Value (cost $58,067; $21,714; $15,591; $111,818; $58,277; $162,979; $686,269; $788,879 and $0, respectively)	71,422	26,708	19,177
Short-Term Investments at Fair Value (cost $0; $0; $0; $0; $0; $0; $0; $6,499,165 and $714,693,171, respectively)	—	—	—
Short-Term affiliated investments (at amortized cost)	17,560,509	1,655,905	3,261,516
Repurchase Agreements	—	—	—
Cash	—	—	—
Restricted cash	—	91,310	—
Foreign currency (cost $0; $0; $0; $0; $0; $2,421,664; $138,152; $0 and $0, respectively)	—	—	—
Receivable for investments sold	3,670,871	8,048	935,175
Income receivables	574,724	43,732	215,409
Receivable for fund shares sold	60,700	21,337	24,731
Variation margin receivable	—	—	—
Unrealized appreciation on foreign currency forward exchange contracts	—	—	—
Other Assets	6,988	233	3,320
Total assets	664,554,737	36,544,933	189,797,275
LIABILITIES
Payable for investments purchased	3,083,267	13,352	352,649
Payable for fund shares redeemed	55,934	4,008	197,007
Payable to GEAM	194,555	4,322	60,347
Accrued other expenses	—	—	—
Variation margin payable	22,425	18,745	6,900
Unrealized depreciation on foreign currency forward exchange contracts	—	—	—
Payable to custodian	—	11,845	—
Total liabilities	3,356,181	52,272	616,903
NET ASSETS	$661,198,556	$36,492,661	$189,180,372
NET ASSETS CONSIST OF :
Capital paid in	618,157,015	57,476,998	149,426,852
Undistributed (distribution in excess of) net investment income	6,298,638	473,575	2,647,184
Accumulated net realized gain (loss)	(35,439,029)	(27,602,373)	14,647,517
Net unrealized appreciation/(depreciation) on:
Investments	72,245,849	6,163,803	22,482,949
Futures	(63,917)	(19,342)	(24,130)
Foreign currency related transaction	—	—	—
NET ASSETS	$661,198,556	$36,492,661	$189,180,372
Investment Class:
Net assets	$658,065,183	$31,996,595	$185,989,730
Shares outstanding( $.001 par value; unlimited shares authorized)	51,007,613	2,334,587	17,003,090
Net asset value, offering and redemption price per share	$12.90	$13.71	$10.94
Service Class:
Net assets	$3,133,373	$4,496,066	$3,190,642
Shares outstanding( $.001 par value; unlimited shares authorized)	238,894	321,864	293,531
Net asset value, offering and redemption price per share	$13.12	$13.97	$10.87

See Notes to Financial Statements.

Premier Growth Equity Fund	Small-Cap Equity Fund	International Equity Fund	Strategic Investment Fund	Income Fund	Money Market Fund

$252,305,068	$905,297,180	$2,065,489,838	$643,984,017	$327,824,205	$—
137,536	71,681	200,464	844,111	970,322	—
—	—	—	—	6,499,714	714,693,171
7,038,140	57,432,228	19,505,889	122,562,015	72,648,569	—
—	—	—	—	—	120,790,000
—	—	—	2,593	5,338	4,113
—	2,030,000	2,083,207	177,634	—	—
—	—	2,421,230	138,064	—	—
1,288,625	3,628,722	12,152,888	18,911,158	35,543,131	—
145,223	1,035,948	7,362,734	1,751,923	1,794,176	474,297
384,629	1,509,422	1,945,034	862,025	122,034	10,032,057
5,194	—	—	22,265	45,359	—
—	—	—	379,642	—	—
2,646	10,336	22,698	8,192	4,281	6,330
261,307,061	971,015,517	2,111,183,982	789,643,639	445,457,129	845,999,968

1,118,760	3,425,484	5,906,356	46,069,229	72,406,147	—
37,793	2,486	619,659	179,195	20,736	4,910,796
80,026	708,723	955,280	205,042	66,718	76,730
—	—	—	—	—	138
—	132,949	38,940	121,183	—	—
—	—	—	90,027	—	—
—	—	—	—	—	—
1,236,579	4,269,642	7,520,235	46,664,676	72,493,601	4,987,664
$260,070,482	$966,745,875	$2,103,663,747	$742,978,963	$372,963,528	$841,012,304

205,738,636	782,925,176	2,515,013,712	700,497,809	353,074,489	841,218,591
1,674,272	1,309,698	38,279,808	10,558,697	(859,136)	—
(15,326,061)	67,265,602	(646,868,060)	(23,020,333)	11,247,079	(206,287)

67,964,531	115,512,257	197,274,529	55,666,335	9,196,641	—
19,104	(266,858)	(35,879)	(1,012,568)	304,455	—
—	—	(363)	289,023	—	—
$260,070,482	$966,745,875	$2,103,663,747	$742,978,963	$372,963,528	$841,012,304

$257,922,897	$966,701,925	$1,984,087,448	$742,918,167	$372,643,224	$841,000,973
23,806,499	57,549,856	185,821,124	62,514,220	37,215,854	841,273,409
$10.83	$16.80	$10.68	$11.88	$10.01	$1.00

$2,147,585	$43,950	$119,576,299	$60,796	$320,304	$11,331
199,978	2,606	11,295,320	5,151	31,323	11,342
$10.74	$16.87	$10.59	$11.80	$10.23	$1.00

Statements of Operations For the period ended September 30, 2012	U.S. Equity Fund	S&P 500 Index Fund	U.S. Large-Cap Core Equity Fund

INVESTMENT INCOME

Income :
Dividend	$10,893,517	$696,873	$4,465,489
Interest	78,531	8,810	15,837
Income from affiliated investments	23,167	750	4,235
Less : Foreign taxes withheld	(49,629)	—	(22,530)
Total income	10,945,586	706,433	4,463,031

Expenses :
Advisory and administration fees	2,266,557	48,535	783,910
Distribution fees Service Class	7,156	7,079	8,090
Trustees fees	22,714	1,745	7,646
Other expenses	—	71	—
Total expenses before waiver and reimbursement	2,296,427	57,430	799,646
Less: Expenses Waived or borne by the adviser	(38,185)	(1,191)	(5,735)
Less: Expenses reimbursed by the adviser	—	—	—
Net expenses	2,258,242	56,239	793,911
Net investment income	8,687,344	650,194	3,669,120

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on :
Investments	34,975,028	397,497	16,643,773
Futures	4,412,027	271,521	92,149
Foreign currency related transactions	(3,074)	(13)	—
Increase (decrease) in unrealized appreciation/ (depreciation) on:
Investments	106,785,315	6,918,601	28,988,936
Futures	477,770	24,901	193,338
Foreign currency related transactions	86	—	—
Net realized and unrealized gain (loss) on investments	146,647,152	7,612,507	45,918,196
Net increase (decrease) in net assets resulting from operations	$155,334,496	$8,262,701	$49,587,316

See Notes to Financial Statements.

Premier Growth Equity	Small-Cap Equity Fund	International Equity Fund	Strategic Investment Fund	Income Fund	Money Market Fund

$3,382,655	$10,318,910	$62,131,561	$10,102,554	$25,379	$—
357	448,745	76,804	6,051,589	10,890,361	1,459,155
5,512	34,038	59,439	65,746	50,580	—
—	(3,666)	(5,176,099)	(357,686)	—	—
3,388,524	10,798,027	57,091,705	15,862,203	10,966,320	1,459,155

944,510	8,294,060	12,423,021	2,483,344	877,722	887,082

4,851	96	599,890	134	780	29
10,507	36,294	105,793	28,448	16,412	21,854
—	244	6,862	1	170	—
959,868	8,330,694	13,135,566	2,511,927	895,084	908,965
(9,324)	(57,728)	(81,028)	(102,058)	(82,655)	—
—	—	—	—	—	(20)
950,544	8,272,966	13,054,538	2,409,869	812,429	908,945
2,437,980	2,525,061	44,037,167	13,452,334	10,153,891	550,210

10,829,321	74,816,985	(68,935,546)	16,085,690	16,640,740	(191,116)
191,048	3,628,918	5,220,644	3,462,483	(4,694,127)	—
—	—	16,093	782,108	—	—

60,721,466	146,431,030	403,980,571	83,128,006	4,369,473	—
78,127	30,639	(1,391,904)	228,110	1,427,307	—
—	—	(209,848)	(244,160)	—	—
71,819,962	224,907,572	338,680,010	103,442,237	17,743,393	(191,116)
$74,257,942	$227,432,633	$382,717,177	$116,894,571	$27,897,284	$359,094

Statements of Changes in Net Assets	U.S. Equity Fund		S&P 500 Index Fund
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$8,687,344	$6,123,571	$650,194	$1,096,669
Net realized gain (loss) on investments, futures, foreign currency transactions	39,383,981	19,127,619	669,005	(2,993,073)
Net increase (decrease) in unrealized appreciation / (depreciation) on investments, futures, foreign currency transactions	107,263,171	(61,269,590)	6,943,502	3,886,915
Net increase (decrease) from operations	155,334,496	(36,018,400)	8,262,701	1,990,511
Distributions to shareholders from :
Net investment income
Investment Class	(7,016,481)	(5,514,885)	(920,833)	(651,585)
Service Class	(24,676)	(28,940)	(15,329)	(491,926)
Net realized gains
Investment Class	—	—	—	—
Service Class	—	—	—	—
Total distributions	(7,041,157)	(5,543,825)	(936,162)	(1,143,511)
Increase (decrease) in net assets from operations and distributions	148,293,339	(41,562,225)	7,326,539	847,000
Share transactions :
Proceeds from sale of shares
Investment Class	64,917,740	191,976,696	3,544,675	3,636,283
Service Class	309,261	319,744	2,349,253	2,497,822
Value of distributions reinvested
Investment Class	6,755,779	5,120,561	794,955	587,599
Service Class	24,673	28,936	15,147	491,339
Cost of shares redeemed
Investment Class	(83,754,916)	(54,461,849)	(4,595,999)	(16,204,193)
Service Class	(281,379)	(550,663)	(347,436)	(30,956,821)
Net increase (decrease) from shares transactions	(12,028,842)	142,433,425	1,760,595	(39,947,971)
Total increase (decrease) in net assets	136,264,497	100,871,200	9,087,134	(39,100,971)

NET ASSETS
Beginning of period	524,934,059	424,062,859	27,405,527	66,506,498
End of period	$661,198,556	$524,934,059	$36,492,661	$27,405,527
Undistributed (distribution in excess of) net investment income, end of period	$6,298,638	$4,655,525	$473,575	$777,759
CHANGES IN FUND SHARES
Investment Class:
Shares sold	5,513,279	15,991,243	281,376	300,839
Issued for distribution reinvested	618,095	444,108	68,236	49,131
Shares redeemed	(6,992,929)	(4,688,579)	(366,724)	(1,310,224)
Net increase (decrease) in fund shares	(861,555)	11,746,772	(17,112)	(960,254)
Service Class:
Shares sold	25,147	26,939	186,948	202,374
Issued for distribution reinvested	2,214	2,465	1,274	41,185
Shares redeemed	(23,077)	(46,041)	(26,783)	(2,840,637)
Net increase (decrease) in fund shares	4,284	(16,637)	161,439	(2,597,078)

See Notes to Financial Statements.

U.S. Large-Cap Core Equity Fund		Premier Growth Equity Fund		Small-Cap Equity Fund
Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

$3,669,120	$2,867,112	$2,437,980	$1,749,454	$2,525,061	$3,101,612
16,735,922	9,642,580	11,020,369	6,971,096	78,445,903	99,154,136
29,182,274	(18,886,117)	60,799,593	(4,624,459)	146,461,669	(74,346,831)
49,587,316	(6,376,425)	74,257,942	4,096,091	227,432,633	27,908,917

(3,087,906)	(2,612,635)	(2,485,768)	(1,031,182)	(3,642,194)	(331,311)
(37,765)	(39,041)	(14,200)	—	(50)	—

(2,490,331)	—	—	—	(5,132,619)	—
(36,712)	—	—	—	(187)	—
(5,652,714)	(2,651,676)	(2,499,968)	(1,031,182)	(8,775,050)	(331,311)
43,934,602	(9,028,101)	71,757,974	3,064,909	218,657,583	27,577,606

42,234,405	53,716,857	33,204,289	44,753,675	87,365,469	100,659,863
369,985	1,376,006	769,818	278,149	15,000	5,645

5,309,413	2,438,973	2,439,288	1,001,049	8,746,956	329,120
74,475	39,038	14,193	—	237	—

(64,350,757)	(9,261,813)	(70,217,753)	(73,627,785)	(107,891,941)	(91,667,532)
(716,355)	(1,029,427)	(862,140)	(1,879,869)	(12,849)	(2,059)
(17,078,834)	47,279,634	(34,652,305)	(29,474,781)	(11,777,128)	9,325,037
26,855,768	38,251,533	37,105,669	(26,409,872)	206,880,455	36,902,643

162,324,604	124,073,071	222,964,813	249,374,685	759,865,420	722,962,777
$189,180,372	$162,324,604	$260,070,482	$222,964,813	$966,745,875	$759,865,420
$2,647,184	$2,103,735	$1,674,272	$1,736,260	$1,309,698	$2,556,720

4,441,220	5,528,333	3,400,005	4,893,690	5,496,008	6,947,126
560,656	246,046	278,776	113,113	582,742	22,238
(6,211,083)	(900,898)	(7,349,471)	(8,176,480)	(6,732,817)	(6,106,791)
(1,209,207)	4,873,481	(3,670,690)	(3,169,677)	(654,067)	862,573

36,497	133,394	75,434	30,667	941	381
7,898	3,947	1,633	—	16	—
(68,811)	(100,788)	(89,046)	(215,680)	(790)	(140)
(24,416)	36,553	(11,979)	(185,013)	167	241

Statements of Changes in Net Assets	International Equity Fund
	Year Ended September 30, 2012	Year Ended September 30, 2011

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$44,037,167	$53,555,020
Net realized gain (loss) on investments, futures, foreign currency transactions	(63,698,809)	16,026,881
Net increase (decrease) in unrealized appreciation / (depreciation) on investments, futures, foreign currency transactions	402,378,819	(413,460,633)
Net increase (decrease) from operations	382,717,177	(343,878,732)
Distributions to shareholders from :
Net investment income
Investment Class	(48,589,211)	(36,664,093)
Service Class	(7,692,499)	(5,849,806)
Net realized gains
Investment Class	—	—
Service Class	—	—
Total distributions	(56,281,710)	(42,513,899)
Increase (decrease) in net assets from operations and distributions	326,435,467	(386,392,631)
Share transactions :
Proceeds from sale of shares
Investment Class	264,074,904	383,509,499
Service Class	4,198,492	9,420,399
Value of distributions reinvested
Investment Class	48,079,525	35,871,054
Service Class	7,685,833	5,847,986
Cost of shares redeemed
Investment Class	(487,197,744)	(501,875,639)
Service Class	(280,584,442)	(101,116,022)
Net increase (decrease) from shares transactions	(443,743,432)	(168,342,723)
Total increase (decrease) in net assets	(117,307,965)	(554,735,354)

NET ASSETS
Beginning of period	2,220,971,712	2,775,707,066
End of period	$2,103,663,747	$2,220,971,712
Undistributed (distribution in excess of ) net investment income, end of period	$38,279,808	$50,508,258
CHANGES IN FUND SHARES
Investment Class:
Shares sold	26,879,947	33,612,731
Issued for distribution reinvested	5,175,406	3,149,744
Shares redeemed	(49,198,954)	(43,847,027)
Net increase (decrease) in fund shares	(17,143,601)	(7,084,552)
Service Class:
Shares sold	446,747	889,464
Issued for distribution reinvested	832,701	516,606
Shares redeemed	(27,507,624)	(8,868,132)
Net increase (decrease) in fund shares	(26,228,176)	(7,462,062)

See Notes to Financial Statements.

Strategic Investment Fund		Income Fund		Money Market Fund
Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

$13,452,334	$13,737,621	$10,153,891	$13,675,884	$550,210	$513,968
20,330,281	30,449,625	11,946,613	16,629,004	(191,116)	3,651
83,111,956	(61,833,117)	5,796,780	(8,660,603)	—	—
116,894,571	(17,645,871)	27,897,284	21,644,285	359,094	517,619

(14,156,484)	(11,859,279)	(10,225,243)	(13,555,148)	(550,210)	(513,968)
(1,192)	(339)	(7,323)	(9,274)	—	—

—	—	(6,057,203)	—	—	—
—	—	(4,742)	—	—	—
(14,157,676)	(11,859,618)	(16,294,511)	(13,564,422)	(550,210)	(513,968)
102,736,895	(29,505,489)	11,602,773	8,079,863	(191,116)	3,651

67,549,103	79,147,764	50,759,269	44,305,728	3,845,267,276	3,353,746,881
24,324	1,000	19,515	45,025	—	—

14,155,974	11,857,597	16,201,367	13,555,071	549,265	513,975
1,069	284	12,064	9,233	—	—

(70,745,407)	(91,824,794)	(81,580,040)	(87,319,082)	(3,756,189,859)	(2,623,355,115)
(6,359)	(3,573)	(26,437)	(23,302)	—	—
10,978,704	(821,722)	(14,614,262)	(29,427,327)	89,626,682	730,905,741
113,715,599	(30,327,211)	(3,011,489)	(21,347,464)	89,435,566	730,909,392

629,263,364	659,590,575	375,975,017	397,322,481	751,576,738	20,667,346
$742,978,963	$629,263,364	$372,963,528	$375,975,017	$841,012,304	$751,576,738
$10,558,697	$10,621,163	$(859,136)	$(780,461)	$—	$—

6,003,927	6,999,432	5,189,820	4,643,369	3,845,267,276	3,353,812,070
1,339,260	1,062,509	1,663,374	1,421,390	549,265	513,975
(6,320,005)	(8,157,056)	(8,232,759)	(9,241,977)	(3,756,189,859)	(2,623,355,116)
1,023,182	(95,115)	(1,379,565)	(3,177,218)	89,626,682	730,970,929

2,310	87	1,960	4,665	—	—
102	25	1,213	948	—	—
(586)	(311)	(2,656)	(2,389)	—	—
1,826	(199)	517	3,224	—	—

Notes to Financial Statements	September 30, 2012

1. Organization of the Funds

GE Institutional Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Trust was organized as a Delaware business trust on May 23, 1997, and is authorized to issue an unlimited number of shares. It currently comprises eleven investment funds (each a “Fund” and collectively the “Funds”) although only the following nine are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, U.S. Large-Cap Core Equity Fund, Premier Growth Equity Fund, Small-Cap Equity Fund, International Equity Fund, Strategic Investment Fund, Income Fund and Money Market Fund. The Funds presently offer two classes of shares — the Investment Class and the Service Class. The Trust expects that most of the time, each Fund will have relatively few shareholders (as compared with most mutual funds), but that these shareholders will invest substantial amounts in a Fund (minimum initial investment requirements are described in the current prospectus of the Funds).

2. Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Trust:

Securities Valuation and Transactions  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Each Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Repurchase Agreements  Some of the Funds engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objectives or policies. The Funds’ custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% for domestic securities and 105% for international securities of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Foreign Currency  Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern Time.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains

Notes to Financial Statements	September 30, 2012

and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Derivatives  The Funds are subject to equity price risk, interest rate risk, credit risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. Certain Funds entered into derivative transactions to gain market exposure for residual and accumulating cash positions, and for managing the duration of fixed-income investments.

Futures Contracts  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Certain Funds invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. Certain Funds invested in futures for a variety of portfolio management purposes such as hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, gaining market exposure for accumulating and residual cash positions, for duration management, or when the transactions were economically appropriate to the reduction of risks inherent in the management of the Funds. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

When-Issued Securities and Forward Commitments

Certain Funds purchase or sell securities on a when issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to the purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

Forward Foreign Currency Exchange Contracts  Certain Funds enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Funds’ currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Funds’ financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Schedules of Investments. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (or

Notes to Financial Statements	September 30, 2012

liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Funds’ risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts’ terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities are segregated so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

Investments in Foreign Markets  Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Investment Income  Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes in foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses  The Funds pay a “unitary fee” to GEAM equivalent to the Funds’ advisory and administration fee. This fee includes any normal operating expenses payable by the Funds, except for fees paid to the Trust’s independent Trustees, distribution and shareholder servicing fees, brokerage fees and fees that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes).

Federal Income Taxes  The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

3. Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 - Quoted prices for identical investments in active markets.

Level 2 - Quoted prices for similar investments in active markets; quoted prices for identical or similar investments

Notes to Financial Statements	September 30, 2012

in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 - Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Funds use to measure different financial investments at fair value.

A Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities, which may not necessarily represent the last sales price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid price as reported by independent pricing services. The pricing services use various pricing models for each asset class. The inputs and assumptions to the model of the pricing services are derived from market observable sources, which may include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing service may also use other available information such as benchmark curves, benchmarking of similar securities, sector groupings and matrix pricing, as applicable. Thus, certain securities may not be priced using market quotations, but rather determined from market observable information. These investments are included in Level 2 and are primarily comprised of corporate fixed income, government, mortgage and asset-backed securities. In the absence of a reliable bid price from such a pricing service, debt securities may be valued based on broker or dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Funds with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified as Level 3.

A Fund may use non-binding broker or dealer quotes for valuation when there is limited or no relevant market activity for a specific investment or for other investments that share similar characteristics and a price is not provided by a pricing service or is deemed not to be reliable. The Funds have not adjusted the prices obtained. Investment securities priced using non-binding broker or dealer quotes are included in Level 3.

Portfolio securities of the Money Market Fund and any short-term securities of sufficient credit quality held by any other Fund with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Funds with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

The Funds use the net asset value per unit for collective funds (i.e., GEI Investment Fund). The Funds classify collective funds in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds’ Board of Trustees that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.

Notes to Financial Statements	September 30, 2012

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the NYSE. In these circumstances the Funds classify the investment securities in Level 2. This independent fair value pricing service uses a proprietary model to identify affected securities, taking into consideration various factors, and the fair value of such securities may be something other than the last available quotation or other market price.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m. Eastern time.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds’ NAV.

The value established for such a portfolio security valued other than by use of a market quotation (as described above) may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Funds use closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following tables present the Funds’ investments measured at fair value on a recurring basis at September 30, 2012:

Fund	Investments	Level 1	Level 2	Level 3	Total
U.S. Equity Fund	Investments in Securities †
	Common Stock	$632,215,830	$—	$—	$632,215,830
	Exchange Traded Funds	10,393,693	—	—	10,393,693
	Other Investments	—	71,422	—	71,422
	Short-Term Investments	17,560,509	—	—	17,560,509

	Total Investments in Securities	$660,170,032	$71,422	$—	$660,241,454

	Other Financial Instruments *
	Futures Contracts — Unrealized Depreciation	$(63,917)	$—	$—	$(63,917)

S&P 500 Index Fund	Investments in Securities †
	Common Stock	$34,697,660	$—	$—	$34,697,660
	Other Investments	—	26,708	—	26,708
	Short-Term Investments	1,655,905	—	—	1,655,905

	Total Investments in Securities	$36,353,565	$26,708	$—	$36,380,273

	Other Financial Instruments *
	Futures Contracts — Unrealized Depreciation	$(19,342)	$—	$—	$(19,342)

Notes to Financial Statements	September 30, 2012

Fund	Investments	Level 1	Level 2	Level 3	Total
U.S. Large-Cap Core Equity Fund	Investments in Securities †
	Common Stock	$182,192,446	$—	$—	$182,192,446
	Exchange Traded Funds	3,145,501	—	—	3,145,501
	Other Investments	—	19,177	—	19,177
	Short-Term Investments	3,261,516	—	—	3,261,516

	Total Investments in Securities	$188,599,463	$19,177	$—	$188,618,640

	Other Financial Instruments *
	Futures Contracts — Unrealized Depreciation	$(24,130)	$—	$—	$(24,130)

Premier Growth Equity Fund	Investments in Securities †
	Common Stock	$252,305,068	$—	$—	$252,305,068
	Other Investments	—	137,536	—	137,536
	Short-Term Investments	7,038,140	—	—	7,038,140

	Total Investments in Securities	$259,343,208	$137,536	$—	$259,480,744

	Other Financial Instruments *
	Futures Contracts — Unrealized Appreciation	$19,104	$—	$—	$19,104

Small-Cap Equity Fund	Investments in Securities †
	Common Stock	$905,297,180	$—	$—	$905,297,180
	Other Investments	—	71,681	—	71,681
	Short-Term Investments	57,432,228	—	—	57,432,228

	Total Investments in Securities	$962,729,408	$71,681	$—	$962,801,089

	Other Financial Instruments *
	Futures Contracts — Unrealized Depreciation	$(266,858)	$—	$—	$(266,858)

International Equity	Investments in Securities †
	Common Stock	$2,033,307,141	$—	$—	$2,033,307,141
	Preferred Stock	32,182,697	—	—	32,182,697
	Other Investments	—	200,464	—	200,464
	Short-Term Investments	19,505,889	—	—	19,505,889

	Total Investments in Securities	$2,084,995,727	$200,464	$—	$2,085,196,191

	Other Financial Instruments *
	Futures Contracts — Unrealized Depreciation	$(35,961)	$—	$—	$(35,961)

Strategic Investment Fund	Investments in Securities †
	Domestic Equity	$278,201,574	$—	$—	$278,201,574
	Foreign Equity	132,921,551	—	—	132,921,551
	U.S. Treasuries	—	60,822,160	—	60,822,160
	Agency Mortgage Backed	—	70,669,760	—	70,669,760
	Agency CMOs	—	852,426	—	852,426
	Asset Backed	—	1,718,355	—	1,718,355
	Corporate Notes	—	57,961,933	—	57,961,933
	Non-Agency CMOs	—	6,620,876	—	6,620,876
	Sovereign Bonds	—	2,883,452	—	2,883,452
	Municipal Notes and Bonds	—	1,390,492	—	1,390,492

Notes to Financial Statements	September 30, 2012

Fund	Investments	Level 1	Level 2	Level 3	Total
	Exchange Traded Funds	$27,333,067	$—	$—	$27,333,067
	Preferred Stock	2,608,371	—	—	2,608,371
	Other Investments	—	844,111	—	844,111
	Short-Term Investments	122,562,015	—	—	122,562,015

	Total Investments in Securities	$563,626,578	$203,763,565	$—	$767,390,143

	Other Financial Instruments *
	Futures Contracts — Unrealized Appreciation	$187,220	$—	$—	$187,222
	Futures Contracts — Unrealized Depreciation	(1,199,788)	—	—	(1,199,790)
	Foreign Currency Forward Exchange Contracts — Unrealized Appreciation	379,642	—	—	379,642
	Foreign Currency Forward Exchange Contracts — Unrealized Depreciation	(90,027)	—	—	(90,027)

	Total Other Financial Instruments	$(722,953)	$—	$—	$(722,953)

Income Fund	Investments in Securities †
	U.S. Treasuries	$—	$100,866,542	$—	$100,866,542
	Agency Mortgage Backed	—	111,410,352	—	111,410,352
	Agency CMOs	—	1,788,003	—	1,788,003
	Asset Backed	—	1,085,302	—	1,085,302
	Corporate Notes	—	93,824,902	—	93,824,902
	Non-Agency CMOs	—	10,297,673	—	10,297,673
	Sovereign Bonds	—	5,254,042	—	5,254,042
	Municipal Notes and Bonds	—	3,297,389	—	3,297,389
	Other Investments	—	970,322	—	970,322
	Short-Term Investments	72,648,569	6,499,714	—	79,148,283

	Total Investments in Securities	$72,648,569	$335,294,241	$—	$407,942,810

	Other Financial Instruments *
	Futures Contracts — Unrealized Appreciation	$324,153	$—	$—	$324,153
	Futures Contracts — Unrealized Depreciation	(19,698)	—	—	(19,698)

	Total Other Financial Instruments	$304,455	$—	$—	$304,455

Money Market Fund	Investments in Securities †
	U.S. Treasuries	$—	$146,878,203	$—	$146,878,203
	U.S. Government Agency Obligations	—	223,392,765	—	223,392,765
	Commercial Paper	—	167,821,941	—	167,821,941
	Repurchase Agreements	—	120,790,000	—	120,790,000
	Certificate of Deposit	—	143,000,213	—	143,000,213
	Corporates	—	23,746,054	—	23,746,054
	Time Deposit	—	9,853,995	—	9,853,995

	Total Investments in Securities	$—	$835,483,171	$—	$835,483,171

Notes to Financial Statements	September 30, 2012

†	See Schedule of Investments for Industry Classification
*	Other financial instruments include derivative instruments such as futures and foreign currency forward exchange contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

The following table presents the changes in Level 3 investments measured on a recurring basis for the period ended September 30, 2012:

Strategic Investment Fund	Agency CMOs	Total
Balance at 09/30/11	$27,315	$27,315
Accrued discounts/(premiums)	(1,199)	(1,199)
Realized gain (loss)	2,939	2,939
Change in unrealized gain (loss)	(1,106)	(1,106)
Purchases	—	—
Sales	(27,949)	(27,949)
Issuances	—	—
Settlements	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance at 09/30/12	$—	$—

Change in unrealized appreciation relating to securities still held at 09/30/12	$—	$—

Income Fund	Agency CMOs	Total
Balance at 09/30/11	$58,240	$58,240
Accrued discounts/(premiums)	(2,752)	(2,752)
Realized gain (loss)	7,328	7,328
Change in unrealized gain (loss)	(3,224)	(3,224)
Purchases	—	—
Sales	(59,592)	(59,592)
Issuances	—	—
Settlements	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance at 09/30/12	$—	$—

Change in unrealized appreciation relating to securities still held at 09/30/12	$—	$—

Notes to Financial Statements	September 30, 2012

The Funds utilized the fair value pricing service on September 30, 2011 due to events occurring after the close of foreign local markets and before the close of regular trading on the NYSE. This resulted in certain foreign securities being classified as Level 2 at the beginning of the period which were classified as Level 1 at September 30, 2012. The value of securities that were transferred to Level 1 from Level 2 as a result was $1,882,287,928 and $108,271,889 for the International Equity and Strategic Investment Funds, respectively.

There were no other transfers between fair value levels for the remainder of the Funds.

4. Derivatives Disclosure

Shown below are the derivative contracts entered into by each Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of September 30, 2012.

	Asset Derivatives September 30, 2012		Liability Derivatives September 30, 2012
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Assets and Liabilities	Fair Value ($)	Location in the Statements of Assets and Liabilities	Fair Value ($)
U.S. Equity Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	—	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(63,917)*
S&P 500 Index Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	—	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(19,342)*
U.S. Large-Cap Core Equity Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	—	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(24,130)*
Premier Growth Equity Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	19,104*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	—
Small-Cap Equity Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	—	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(266,858)*
International Equity Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	—	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(35,961)*

Notes to Financial Statements	September 30, 2012

	Asset Derivatives September 30, 2012		Liability Derivatives September 30, 2012
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Assets and Liabilities	Fair Value ($)	Location in the Statements of Assets and Liabilities	Fair Value ($)
Strategic Investment Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	8,059*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(1,105,496)*
Interest Rate Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	179,162*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(94,292)*
Foreign Currency Forward Exchange Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Foreign Currency Forward Exchange	379,642*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Foreign Currency Forward Exchange	(90,027)*
Income Fund
Interest Rate Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	324,153*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(19,698)*
*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts and foreign currency forward exchange contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin on futures is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Funds’ Statements of Operations, summarized by primary risk exposure.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Total Notional Amount of Futures/Foreign Currency Forward Contracts Purchased/(Sold) ($)	Realized Gain or (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income ($)
			Realized Gain/Loss	Unrealized Gain/Loss
U.S. Equity Fund
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	127,210,625/(145,680,471)	4,412,027	477,770
S&P 500 Index Fund
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	8,220,895/(7,599,480)	271,521	24,901

Notes to Financial Statements	September 30, 2012

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Total Notional Amount of Futures/Foreign Currency Forward Contracts Purchased/(Sold) ($)	Realized Gain or (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income ($)
U.S. Large-Cap Core Equity Fund
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	45,138,278/(47,705,365)	92,149	193,338
Premier Growth Equity Fund
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	38,378,371/(41,452,736)	191,048	78,127
Small-Cap Equity Fund
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	196,682,246/(189,003,365)	3,628,918	30,639
International Equity Fund
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	839,179,232/(922,635,371)	5,220,644	(1,391,904)
Strategic Investment Fund
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	159,832,780/(144,536,923)	6,434,759	(625,001)
Interest Rate Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	570,304,029/(552,330,573)	(2,972,276)	(853,111)
Foreign Currency Forward Exchange Contracts	Realized gain/(loss) on Foreign currency related transactions, Increase/(decrease) in unrealized appreciation/(depreciation) on Foreign currency related transactions	0/(30,751,908)	782,108	289,615
Income Fund
Interest Rate Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	912,392,205/(912,206,091)	(4,694,127)	1,427,307

Notes to Financial Statements	September 30, 2012

5. Line of Credit

The Trust (excluding the S&P 500 Index Fund) shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The current revolving credit facility requires the payment of a commitment fee equal to 0.10% (prior to November 2, 2011, the rate was 0.125%) per annum on the daily unused portion of the credit facility, payable quarterly by GEAM and included in the “unitary fee” paid by the Funds.

In addition, the Trust has a $100 million uncommited, unsecured line of credit with State Street.

Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points (0.50%) and would be borne by the borrowing Fund. The maximum borrowing allowed by any one Fund is the lesser of (i) 33.33% of the Funds’ total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Trust during the year ended September 30, 2012.

6. Fees and Compensation Paid to Affiliates

Advisory and Administration Fees paid to GEAM, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. The advisory and administrative fee is stated in the following schedule:

Fund	Average Daily Net Assets of Fund	Advisory and Administration Fees
U.S. Equity Fund	First $25 million	0.55%
U.S. Large-Cap Core Equity Fund	Next $25 million	0.45%
Premier Growth Equity Fund	Over $50 million	0.35%
S&P 500 Index Fund	All Assets	0.15%
Small-Cap Equity Fund	First $250 million	0.95%
	Next $250 million	0.90%
	Over $500 million	0.85%
International Equity Fund	First $25 million	0.75%
	Next $50 million	0.65%
	Over $75 million	0.55%
Strategic Investment Fund	First $25 million	0.45%
	Next $25 million	0.40%
	Over $50 million	0.35%
Income Fund	First $25 million	0.35%
	Next $25 million	0.30%
	Next $50 million	0.25%
	Over $100 million	0.20%
Money Market Fund†	First $25 million	0.25%
	Next $25 million	0.20%
	Next $50 million	0.15%
	Over $100 million	0.10%

†	The Distribution and/or Service (12b-1) Fee may be voluntarily reduced by GE Investment Distributors, Inc. (the Fund’s principal distributor) on a temporary basis to the extent necessary to maintain a minimum annualized net yield of 0.00% for the Service class, but may return to its stated level at any time without prior notice. Further, to the extent necessary, GE Asset Management may also voluntarily reduce its advisory and administration fees to maintain a minimum annualized net yield of 0.00% for all share classes. This voluntary advisory and administration fees reduction may be modified or discontinued by GE Asset Management at any time without prior notice. There can be no assurance that either of these fee reductions will be sufficient to avoid any loss

Notes to Financial Statements	September 30, 2012

GEAM waives a portion of each Fund’s management fee in the amount equal to the management fee payable to GEAM by the GE Institutional Money Market Fund with respect to the Fund’s cash holdings invested in the GE Institutional Money Market Fund.

Distribution and Shareholder Servicing Fees  The Funds have adopted a Shareholder Servicing and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund. Each Fund pays GE Investment Distributors, Inc. (“GEID”), a wholly-owned subsidiary of GEAM and the Funds’ principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to each applicable class of shares. The annual rate applicable is 0.25% for Service Class shares. Currently, Investment Class shares are not subject to a 12b-1 fee.

Trustee Compensation  The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Trustees who are not such officers or employees also serve in a similar capacity for other Funds advised by GEAM. Compensation paid to unaffiliated Trustees is reflected on the Statements of Operations. These fees are allocated pro rata across Funds and share classes served by the Trustees and are based upon the relative net assets of each Fund. (For additional information about Trustees compensation please refer to the Funds’ Statement of Additional Information).

7. Sub-Advisory Fees

For certain funds that have retained sub-advisers to manage all or a portion of the respective Fund’s assets, GEAM pays each sub-adviser an investment sub-advisory fee out of the management fee that it receives from the respective Fund. The investment sub-advisory fee is paid by GEAM monthly and is based upon the average daily net assets of the respective Fund’s assets that are allocated to and managed by the sub-adviser. Each such sub-adviser is responsible for the day-to-day management of those assets of the Fund that are allocated to the sub-adviser, including the responsibility for making decisions to buy, sell or hold a particular security with respect to those assets. For their services, GEAM pays an investment sub-advisory fee to each of Palisade Capital Management, L.L.C. (Palisade), Champlain Investment Partners, LLC (Champlain), GlobeFlex Capital, LP (GlobeFlex), SouthernSun Asset Management, LLC (SouthernSun) and Kennedy Capital Management, Inc. (Kennedy), sub-advisers to the Small-Cap Equity Fund, and SSgA Funds Management, Inc. (“SSgA FM”), sub-adviser to the S&P 500 Index Fund.

8. Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended September 30, 2012, were as follows:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
U.S. Equity Fund	$—	$—	$421,066,170	$417,538,825
S&P 500 Index Fund	—	—	4,008,491	3,277,841
U.S. Large-Cap Core Equity Fund	—	—	161,905,219	178,008,218
Premier Growth Equity Fund	—	—	36,793,956	72,014,670
Small-Cap Equity Fund	—	—	310,949,299	355,720,774
International Equity Fund	—	—	1,086,866,532	1,430,622,471
Strategic Investment Fund	777,576,999	759,196,266	407,080,980	461,732,181
Income Fund	1,187,217,666	1,152,122,992	207,797,627	260,618,810

Notes to Financial Statements	September 30, 2012

9. Income Taxes

The Funds are subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Funds’ net assets required under ASC 740. The Funds’ 2009, 2010, 2011 and 2012 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At September 30, 2012, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

	Cost of Investment for Tax Purposes	Gross Tax		Net Tax Appreciation / (Depreciation)		Undistributed Income	Undistributed Accum. Capital Gain/(Loss)	Late-Year Losses
Fund		Appreciation	Depreciation	Investments	Derivatives/ Currency

U.S. Equity Fund	$591,652,003	$84,703,146	$(16,113,695)	$68,589,451	$—	$6,317,976	$(31,865,887)	$—

S&P 500 Index Fund	30,544,597	7,511,771	(1,676,095)	5,835,676	—	475,539	(27,295,552)	—

U.S. Large-Cap Core Equity Fund	167,048,501	25,696,283	(4,126,144)	21,570,139	—	4,794,746	13,388,635	—

Premier Growth Equity Fund	197,083,884	70,325,954	(7,929,094)	62,396,860	—	1,705,742	(9,770,756)	—

Small-Cap Equity Fund	850,678,314	160,382,453	(48,259,678)	112,122,775	—	12,156,291	59,541,633

International Equity Fund	1,935,621,191	253,258,561	(103,683,561)	149,575,000	(26,724)	38,352,716	(517,736,879)	(81,514,078)

Strategic Investment Fund	716,798,693	63,850,605	(13,259,155)	50,591,450	(12,975)	11,015,820	(19,113,141)	—

Income Fund	400,838,975	10,762,600	(3,658,765)	7,103,835	—	12,504,578	280,625	—

Money Market Fund	835,483,171	—	—	—	—	—	(15,171)	(191,116)

As of September 30, 2012, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

Fund	Short Term	Long Term	Expires
U.S. Equity Fund	$31,865,887	$—	09/30/18
S&P 500 Index Fund	71,496	—	09/30/17
	21,981,414	—	09/30/18
	1,202,747	—	09/30/19
	—	4,039,895	N/A
Premier Growth Equity Fund	8,889,054	—	09/30/18
	881,702	—	09/30/19
International Equity Fund	53,570,899	—	09/30/17
	292,151,619	—	09/30/18
	140,255,693	—	09/30/19
	18,196,598	13,562,070	N/A
Strategic Investment Fund	19,113,141	—	09/30/18
Money Market Fund	15,103	—	09/30/17
	68	—	09/30/18

Notes to Financial Statements	September 30, 2012

The amounts above will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered entirely short-term as under previous law.

During the year ended September 30, 2012, Fund capital loss carryovers were utilized / expired as follows:

Fund	Amount
U.S. Equity Fund	$34,857,349
S&P 500 Index Fund	4,918,717
Premier Growth Equity Fund	10,374,177
Small-Cap Equity Fund	2,926,907
Strategic Investment Fund	17,986,624

Any qualified late-year loss is deemed to arise on the first day of the Funds’ next tax year (if the Funds elect to defer such loss). Under this regime, generally, the Funds can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code. The Funds elected to defer qualified late-year losses for the year ended September 30, 2012 as follows:

Fund	Capital	Ordinary
International Equity Fund	$81,514,078	$—
Money Market Fund	191,116	—

Distributions to Shareholders  The Income Fund and Money Market Fund declare net investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay distributions annually from net realized capital gains in excess of capital loss carryforwards, if any. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include (but are not limited to) treatment of realized and unrealized gains and losses on forward foreign currency exchange contracts, paydown gains and losses on mortgage-backed securities, investments organized as partnerships for tax purposes, foreign taxes payable, investments in futures, investments in passive foreign investment companies, distributions from Real Estate Investment Trust (REITs), losses deferred to offsetting positions, and losses deferred due to wash sale transactions.

The tax character of distributions paid during the years ended September 30, 2012 and September 30, 2011 was as follows:

	September 30, 2012		September 30, 2011
Fund	Ordinary Income	Long Term Capital Gains	Ordinary Income
U.S. Equity Fund	$7,041,157	$—	$5,543,825
S&P 500 Index Fund	936,162	—	1,143,511
U.S. Large-Cap Core Equity Fund	3,125,671	2,527,043	2,651,676
Premier Growth Equity Fund	2,499,968	—	1,031,182
Small-Cap Equity Fund	3,642,244	5,132,806	331,311
International Equity Fund	56,281,710	—	42,513,899
Strategic Investment Fund	14,157,676	—	11,859,618
Income Fund	16,294,511	—	13,564,422
Money Market Fund	550,210	—	513,968

Notes to Financial Statements	September 30, 2012

Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

Fund	Undistributed Net Investment Income	Accumulated Net Realized Loss	Unrealized Gain	Paid In Capital
U.S. Equity Fund	$(3,074)	$3,074	$—	$—
S&P 500 Index Fund	(18,216)	4,936,933	—	(4,918,717)
Small-Cap Equity Fund	(129,839)	66,632	63,208	(1)
International Equity Fund	16,093	(16,093)	—	—
Strategic Investment Fund	642,876	(642,876)	—	—

10. Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update’s adoption on the Fund’s financial statement disclosures.

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders

GE Institutional Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the U.S. Equity Fund, S&P 500 Index Fund, U.S. Large-Cap Core Equity Fund, Premier Growth Equity Fund, Small-Cap Equity Fund, International Equity Fund, Strategic Investment Fund, Income Fund, and Money Market Fund, each a series of GE Institutional Funds (collectively, the “Funds”), as of September 30, 2012 and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Equity Fund, S&P 500 Index Fund, U.S. Large-Cap Core Equity Fund, Premier Growth Equity Fund, Small-Cap Equity Fund, International Equity Fund, Strategic Investment Fund, Income Fund, and Money Market Fund as of September 30, 2012, the results of their operations, changes in their net assets and financial highlights for each of the years or period described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 20, 2012

Tax Information	(unaudited)

The following fund intends to make an election under Internal Revenue Code Section 853. The election will allow shareholders to treat their attributable share of foreign taxes paid by the Fund to be paid by them directly. For the fiscal year ended September 30, 2012, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States and the total amount of taxes paid by the Fund follows:

Fund	Total Foreign Source Income	Total Foreign Taxes Paid
International Equity Fund	$62,131,561	$5,176,099

For the fiscal year ended September 30, 2012, certain dividends paid by the Funds may be subject to a maximum income tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represent the amounts that may be considered qualified dividend income:

Fund	QDI
U.S. Equity Fund	$7,041,157
S&P 500 Index Fund	936,162
U.S. Large-Cap Core Equity Fund	2,858,436
Small-Cap Equity Fund	3,287,773
Premier Growth Equity Fund	2,499,968
International Equity Fund	56,281,710
Strategic Investment Fund	8,463,462

For corporate shareholders the following represent the percentages of respective fund distributions that may be eligible for the dividends received deduction:

Fund name	DRD
U.S. Equity Fund	100.00%
S&P 500 Index Fund	100.00%
U.S. Large-Cap Core Equity Fund	89.25%
Small-Cap Equity Fund	89.90%
Premier Growth Equity Fund	100.00%
Strategic Investment Fund	29.84%

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative.

Additional Information	(Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Trustees and officers of the Funds is set forth below.

Interested Trustees and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    63

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 16 years

Principal Occupation(s) During Past 5 Years    President of Mutual Funds and Global Investment Programs of GEAM since November 2011; President and Chief Executive Officer – Mutual Funds and Intermediary Business of GEAM from March 2007 to November 2011; Executive Vice President of GEAM from February 1997 to March 2007; and Executive Vice President-Mutual Funds of GEAM from March 1993 to March 2007. Also serves as Treasurer of GE Foundation since 1998.

Number of Portfolios in Fund Complex Overseen by Trustee    25

Other Directorships Held by Trustee     Chairman of the Board and President of GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Director of GEAM since 1988; Trustee of Fordham University from 2002 to June 30, 2010 and since July 2011; Director of GE Investment Distributors, Inc. since June 2011; Director of Skin Cancer Foundation since August 2010; Member of the Board of Governors for the Investment Company Institute since October 2006; Director, GE Asset Management (Ireland) Limited, since February 1999; GE Asset Management Funds Plc since 1998; GE Asset Management Canada Company since 1998 and GE Asset Management Limited since 1998; Trustee of General Electric Pension Trust since 1988; and Chairman of the Board and President of GE Funds from 1993 to February 2011.

Matthew J. Simpson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    51

Position(s) Held with Fund    Trustee and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 5 years

Principal Occupation(s) During Past 5 Years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Savings & Security Funds since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Trustee    25

Other Directorships Held by Trustee    Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007; Director and Executive Vice President of GE Investments Funds, Inc. since July 2007; Director of GEAM since July 2007; and Trustee and Executive Vice President of GE Funds from July 2007 to February 2011.

Additional Information	(Unaudited)

Joon Won Choe

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    43

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Assistant Secretary - 2 years

Principal Occupation(s) During Past 5 Years    Senior Vice President and Deputy General Counsel of GEAM since March 2011; Vice President and Secretary of GE Investments Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010; Senior Vice President and Associate General Counsel of GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010 and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    45

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified – 7 years

Principal Occupation(s) During Past 5 Years    Chief Compliance Officer of GEAM, GE Investments Funds, Inc., Elfun Funds, and GE Savings & Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011 and Manager of Fund Administration at GEAM from 2002 to 2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    46

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – 1 year

Principal Occupation(s) During Past 5 Years    Treasurer of GE Investments Funds, Inc., Elfun Funds and GE Savings and Security Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President of Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Additional Information	(Unaudited)

Jeanne M. LaPorta

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    47

Position(s) Held with Fund    Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 9 years

Principal Occupation(s) During Past 5 Years    Senior Vice President and Commercial Administrative Officer of GEAM since April 2010; Vice President of GE Investments Funds, Inc. since July 2003; Vice President of Elfun Funds and GE Savings & Security Funds since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of GE Funds from September 2003 to July 2007 and Assistant Secretary of Elfun Funds and GE Savings & Security Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Non-Interested Trustees

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    66

Position(s) Held with Fund    Trustee

Term of Office and Length of Time Served    Until successor is elected and qualified – 16 years

Principal Occupation(s) During Past 5 Years    General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Trustee    17

Other Directorships Held by Trustee    Director of GE Investments Funds, Inc. since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuroscience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008 and Trustee of Gregorian University Foundation from 1992 to 2007.

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    66

Position(s) Held with Fund    Trustee

Term of Office and Length of Time Served    Until successor is elected and qualified – 2 years

Principal Occupation(s) During Past 5 Years    Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Trustee    17

Other Directorships Held by Trustee    Director of GE Investments Funds, Inc. since April 2011 and Trustee of St. Lawrence University since 2003.

Additional Information	(Unaudited)

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    49

Position(s) Held with Fund    Trustee

Term of Office and Length of Time Served    Until successor is elected and qualified – Less than 1 year

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    17

Other Directorships Held by Officer    Director of GE Investments Funds, Inc. since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team	(Unaudited)

Portfolio Manager Biographies

The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund’s investments. The portfolio managers may change from time to time.

David B. Carlson is Chief Investment Officer – U.S. Equities at GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson has served as the portfolio manager for the Premier Growth Equity Fund since the Fund’s commencement and began serving as a portfolio manager for the U.S Equity Fund effective May 2011. Mr. Carlson joined GE Asset Management in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

Paul M. Colonna is the President and Chief Investment Officer – Public Investments and a Director of GE Asset Management. Since January 2005, he has led the team of portfolio managers for the Income Fund. Mr. Colonna served as President and Chief Investment Officer – Fixed Income from March 2007 to March 2012 and has served as President and Chief Investment Officer – Public Investments since March 2012. Prior to joining GE Asset Management in February 2000, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

James C. Gannon is an assistant portfolio manager of GE Asset Management. He has served on the portfolio management team for the Money Market Fund since December 2000 and has also worked on the Interest Rates desk since 2007. Since joining GE Asset Management in 1995, Mr. Gannon served in various positions at GE Asset Management including Trade operations specialist in fixed income, and became an assistant portfolio manager in February 2003.

Stephen V. Gelhaus is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management teams for the U.S. Equity Fund and for the U.S. Large-Cap Core Equity Fund since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a research analyst in the U.S. Equities group from

1995 through 2001 and became an associate portfolio manager for the U.S. Large-Cap Core Equity Fund in August 1999.

Greg Hartch is a Senior Vice President and the Strategy and Business Development Leader at GE Asset Management. He has served as a portfolio manager for the Strategic Investment Fund since January 2011. Mr. Hartch joined GE Asset Management in 2002 and has held various positions at GE Asset Management including Senior Vice President – Alternative Assets from 2002-2004, Director of Fixed Income Research from 2004-2007, Managing Director – International Real Estate from 2007 to 2010 and Senior Vice President – Tactical Asset Allocation from 2010 to 2011.

William M. Healey is a Senior Vice President and Chief Investment Officer – Core Fixed Income of GE Asset Management. He has served on the portfolio management team for the Income Fund since September 1997. Mr. Healey joined GE Asset Management in April 1996 as a portfolio manager, became Vice President in June 2001, Senior Vice President in January 2007 and Chief Investment Officer – Core Fixed Income in April 2012. Prior to joining GE Asset Management, Mr. Healey spent over 10 years in the fixed income group at MetLife.

Mark H. Johnson is a Senior Vice President and Chief Investment Officer – Insurance and Long Duration of GE Asset Management. He has been a member of the portfolio management team for the Income Fund since September 2007. Mr. Johnson joined GE in 1998 and GE Asset Management as a Vice President and portfolio manager in 2002, he became Senior Vice President in September 2007 and Chief Investment Officer – Insurance and Long Duration in April 2012. Prior to joining GE Asset Management, Mr. Johnson held positions at various insurance companies and public accounting firms.

Ralph R. Layman is an Executive Vice President and Chief Investment Officer – Emeritus and a Director of GE Asset Management. Mr. Layman has led the team of portfolio managers for the International Equity Fund since the Fund’s commencement. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for

Investment Team	(Unaudited)

Portfolio Manager Biographies (continued)

International Investments, became an Executive Vice President in 1992, served as President – International Equities from March 2007 to 2009, President and Chief Investment Officer – Public Equities from July 2009 to March 2012, President – International Equities in March 2007, and President and Chief Investment Officer – Public Equities from July 2009 to March 2012 and has served as Chief Investment Officer Emeritus since March 2012.

Michael E. Martini is a Vice President and portfolio manager at GE Asset Management. He has served on the portfolio management team for the Money Market Fund since joining GE Asset Management in March of 2008. Prior to joining GE Asset Management, Mr. Martini was a Vice President at Ceres Capital Partners LLC, where he worked at the firm’s treasury desk from March 2006 to January 2008, and a Senior Vice President at Pacific Investment Management Company (PIMCO) from 1996 to 2004, where he was a portfolio manager at the firm’s money market/short-term desk.

Michael Nowakowski is an Assistant Portfolio Manager at GE Asset Management. He has served on the portfolio management team for the Money Market Fund since July 2011. His responsibilities include cash management, including daily money market trade execution, and technical projects. Mr. Nowakowski joined GE Asset Management in 2007 as a Lead Data Analyst working on the fixed income Insurance portfolio. Mr. Nowakowski later became the Team Lead of Portfolio Analytics for Total Return and Insurance fixed income.

Jonathan L. Passmore is a Senior Vice President of GE Asset Management. He has served as a portfolio manager for the International Equity Fund since January 2002. Prior to joining GE Asset Management in January 2001, he was with Merrill Lynch for six years, most recently as Director, International Equity.

Vita Marie Pike is a Senior Vice President and Chief Investment Officer – Fixed Income Risk Assets of GE Asset Management. She has served on the portfolio management team for the Income Fund since June 2004. Ms. Pike joined GE in 2001 and GE Asset Management in January 2002 as a Vice President and Senior Portfolio

Manager and became Senior Vice President in November 2010 and Chief Investment Officer – Fixed Income Risk Assets in April 2012. Prior to joining GE Asset Management she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

Paul C. Reinhardt is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the U.S. Equity Fund since January 2001 and for the U.S. Large-Cap Core Equity Fund since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an equity analyst and has been a portfolio manager since 1987.

Michael J. Solecki is a Senior Vice President and Chief Investment Officer – International Equities of GE Asset Management. He has served as a portfolio manager for the International Equity Fund since August 1999. He joined GE Asset Management in 1990 as an international equity analyst. He became a Vice President for international equity portfolios in 1996, Senior Vice President in 2000, served as Co-Chief Investment Officer – International Equities from March 2009 to March 2012 and has served as Chief Investment Officer – International Equities since March 2012.

David Wiederecht is the President and Chief Investment Officer – Investment Solutions and a Director of GE Asset Management. He has served as a portfolio manager for the Small-Cap Equity Fund since September 2010, and has served as portfolio manager for the Strategic Investment Fund since January 2011. Mr. Wiederecht joined GE Asset Management in 1988 and has held various positions at GE Asset Management including Vice President – Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004, Managing Director – Alternative Investments from 2004 to 2008, and President and Chief Investment Officer – Investment Solutions since 2008.

Portfolio Manager Biographies (Sub-Advisers)

Karl A. Schneider, CAIA is a portfolio manager for the S&P 500 Index Fund. Mr. Schneider is a Vice President of SSgA FM and Head of U.S. Equity Strategies for the Global

Investment Team	(Unaudited)

Portfolio Manager Biographies (continued)

Equity Beta Solutions Team (GEBS), where in addition to overseeing the management of the U.S. equity index strategies, he also serves as a portfolio manager for a number of the group’s passive equity portfolios. Previously with GEBS, he served as a portfolio manager and product specialist for synthetic beta strategies, including commodities, buy/write, and hedge fund replication. Mr. Schneider is also a member of the SSgA Derivatives Committee. Prior to joining GEBS, Mr. Schneider worked as a portfolio manager in SSgA’s Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. He joined State Street in 1996. Mr. Schneider holds a BS in Finance and Investments from Babson College and also a MS in Finance from Boston College. He has earned the Chartered Alternative Investment Analyst designation and is a member of the CAIA Association.

John F. Tucker, CFA is a Portfolio Manager for the S&P 500 Index Fund. Mr. Tucker is a Managing Director of SSgA FM and Co-Head of Passive Equity Strategies in North America. He is responsible for overseeing the management of all equity index strategies and exchange traded funds managed in Boston and Montreal. He is a member of the Senior Management Group. Previously, Mr. Tucker was head of the Structured Products group in SSgA’s London office, where he was responsible for the management of all index strategies in the firm’s second largest investment center. Prior to joining the investment management group, he was the Operations Manager for SSgA’s International Structured Products group, where he was responsible for the operations staff and functions. He joined State Street in 1988. Mr. Tucker received a BA from Trinity College and a MS in Finance from Boston College. He has also earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society and the CFA Institute.

Jack Feiler is a portfolio manager for the Small-Cap Equity Fund and is President and Chief Investment Officer – Private Wealth Management of Palisade. Mr. Feiler has over 40 years of investment experience and has served as the Chief Investment Officer at Palisade since the commencement of Palisade’s operations in April 1995 and is a member of Palisade’s Investment Policy Committee.

He has served as a portfolio manager of the Small-Cap Equity Fund since its inception. Prior to joining Palisade, Mr. Feiler was a Senior Vice President – Investments at Smith Barney from 1990 to 1995.

Marc Shapiro is a portfolio manager for the Small-Cap Equity Fund. Mr. Shapiro joined Palisade in February 2004 and is the Portfolio Manager for Palisade’s Institutional Small Cap Core Equity portfolios, and is a member of Palisade’s Investment Policy Committee. Mr. Shapiro became Senior Portfolio Manager in March 2012, has served as the strategy’s Associate Portfolio Manager since October 2006 and has been a Senior Vice President of Research for Palisade’s Small Cap Core Equity portfolio with lead research responsibility for a number of sectors, including Information Technology and Telecom Services. Prior to joining Palisade, Mr. Shapiro was a Senior Equity Analyst at Awad Asset Management and a small cap analyst at Schroders. Mr. Shapiro received his M.S. in Finance from Drexel University and his B.S. in Finance from the College of New Jersey.

Dennison T. (“Dan”) Veru is a portfolio manager for the Small-Cap Equity Fund. Mr. Veru is Executive Vice President and Chief Investment Officer – Institutional, of Palisade. Since joining Palisade in March 2000, Mr. Veru has been a member of Palisade’s Investment Policy Committee and became a principal of Palisade in July 2004. Prior to joining Palisade, he was President and Director of Research of Awad Asset Management, a division of Raymond James Financial. Mr. Veru has been a frequent guest on CNBC, CNN, FOX and Bloomberg television. Prior to Awad, Mr. Veru worked with the Palisade team from 1984 through 1992. Mr. Veru graduated from Franklin & Marshall College.

Scott T. Brayman, CFA, is a portfolio manager for the Small-Cap Equity Fund. Mr. Brayman is a Managing Partner and Chief Investment Officer at Champlain and has more than 26 years of investment management experience. Mr. Brayman leads the investment team for both the small and mid-cap strategies at Champlain. Prior to joining Champlain in 2004, Mr. Brayman was a Senior Vice President and served as a portfolio manager at NL Capital Management, Inc. from 2003 to 2004, and served

Investment Team	(Unaudited)

Portfolio Manager Biographies (concluded)

as a portfolio manager with Sentinel Advisers, Inc. from 1996 to 2004, where he was responsible for managing the small-cap and core mid-cap strategies. Mr. Brayman began his career as a credit analyst with the First National Bank of Maryland.

Robert J. Anslow, is a portfolio manager for the Small-Cap Equity Fund. Mr. Anslow is the Managing Partner and Chief Investment Officer responsible for all portfolio management and research activities at GlobeFlex and has more than 30 years of investment management experience. Prior to co-founding GlobeFlex in 1994, Mr. Anslow was a Director of the Systematic and Global Portfolio Management/Research Group at Nicholas-Applegate Capital Management (“Nicholas-Applegate”) from 1986 to 1994, where he built the first systematic process for international investing. Prior to Nicholas-Applegate, Mr. Anslow was responsible for systematic portfolio management and research processes at two major investment institutions: the California Public Employee’s Retirement System (CalPERS) and BayBanks Investment Management of Boston.

Michael W. Cook, CFA, is a portfolio manager for the Small-Cap Equity Fund. Mr. Cook is the Chief Executive Officer and Chief Investment Officer at SouthernSun responsible for all portfolio management activities for the firm and has more than 25 years of investment management experience. Prior to founding SouthernSun in 1989, Mr. Cook was a portfolio manager/analyst at Front Street Capital Management from 1986 to 1988, and was an account executive at Merrill Lynch from 1985 to 1986.

Frank Latuda, Jr., CFA, is a portfolio manager for the Small-Cap Equity Fund. Mr. Latuda is a Vice President, Director and Chief Investment Officer at Kennedy as well as portfolio manager of Kennedy’s Small Cap Value I, Mid Cap Value, All Cap Value and SMID Cap Value separately-managed portfolios. As Chief Investment Officer, Mr. Latuda also serves as Chairman of Kennedy’s Investment Policy Committee. Mr. Latuda joined Kennedy as an equity analyst in 1997 and served as Director of Research from 1998 until 2000. He has been portfolio manager since October 2000, when he took over the Small Cap Value I portfolio. Prior to joining Kennedy, he was an analyst with Burns, Pauli, Mahoney Company. Mr. Latuda earned a B.S. in Electrical Engineering from the University of Notre Dame, as well as an M.S. in Electrical Engineering and an M.B.A. from the University of Illinois.

Investment Team	(Unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Trustees

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson

Donna M. Rapaccioli

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen

Assistant Treasurer

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

Officers of the Investment Adviser

Dmitri Stockton, President and Chief Executive Officer

Cheryl H. Beacock, Senior Vice President, Human Resources

George A. Bicher, Chief Risk Officer

Paul M. Colonna, President and Chief Investment Officer – Public Investments

Michael J. Cosgrove, President of Mutual Funds and Global Investment Programs

Gregory B. Hartch, Senior Vice President – Strategy and Business Development Leader

Ralph R. Layman, Executive Vice President and Chief Investment Officer Emeritus

Maureen B. Mitchell, President of Global Sales and Marketing

Steven M. Rullo, Senior Vice President – Services and Technology

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Donald W. Torey, President and Chief Investment Officer – Alternative Investments

David Wiederecht, President and Chief Investment Officer – Investment Solutions

Jessica Holscott, Executive Vice President, Chief Financial Officer*

*	Effective August 1, 2012, Ms. Holscott replaced Tracie A. Winbigler as Executive Vice President and Chief Financial Officer.

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

(Unaudited)

M O R N I N G S T A R  R A T I N G S TM  Through September 30, 2012

FUND (CATEGORY)	NUMBER OF FUNDS IN CATEGORY	STAR RATING
GE Institutional S&P 500 Index Fund, Investment Class (Large Blend)
Overall Rating	1,756	¶	¶	¶	¶
3-year	1,633	¶	¶	¶	¶
5-year	1,545	¶	¶	¶	¶
10-year	1,209	¶	¶	¶	¶
GE Institutional U.S. Large-Cap Core Equity Fund, Investment Class (Large Blend)
Overall Rating	1,756	¶	¶	¶	¶
3-year	1,633	¶	¶	¶
5-year	1,545	¶	¶	¶	¶
10-year	1,209	¶	¶	¶	¶
GE Institutional U.S. Large-Cap Core Equity Fund, Service Class (Large Blend)
Overall Rating	1,756	¶	¶	¶	¶
3-year	1,633	¶	¶	¶
5-year	1,545	¶	¶	¶	¶
10-year	1,209	¶	¶	¶	¶
GE Institutional Small-Cap Equity Fund, Investment Class (Small Blend)
Overall Rating	674	¶	¶	¶	¶
3-year	647	¶	¶	¶	¶
5-year	604	¶	¶	¶	¶
10-year	485	¶	¶	¶
GE Institutional Small-Cap Equity Fund, Service Class (Small Blend)
Overall Rating	674	¶	¶	¶	¶
3-year	647	¶	¶	¶	¶
5-year	604	¶	¶	¶	¶

Past performance is no guarantee of future results. ©2012 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. Ratings for other GE Institutional Funds or other classes of shares may be different. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The overall Morningstar RatingTM for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating metrics.

Before investing in a GE Institutional Fund, you should carefully consider the investment objectives, risks and charges and expenses of the Fund. For a free copy of a Fund’s prospectus and summary prospectus, which contain this and other information, please visit our website at www.geam.com or call 1-800-242-0134. Please read the Fund prospectus carefully before you invest.

GE Investment Distributors, Inc., Member FINRA/SIPC, is a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the GE Institutional Funds.

This does not constitute a part of the Funds’ Shareholder Report

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

P.O. Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

1600 Summer Street

P.O. Box 7900

Stamford, CT 06904-7900

www.geam.com

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC - information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended September 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

This does not constitute a part of the Funds’ Shareholder Report	GEIN-1 (9/12)

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as Exhibit 1 to this Form N-CSR and is included in the following link:

http://integrity.ge.com/portal/site/integrity/menuitem.e3e44b5d33cfb478ba7ee60536a21330/.

No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Donna M. Rapaccioli is designated as the audit committee financial expert for the Funds; and further that it is the finding of the Boards that Ms. Rapaccioli, the audit committee financial expert, qualify as being ‘independent’ pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provide by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $160,400 in 2011 and $160,400 in 2012.

(b) AUDIT RELATED FEES. There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit for the Registrant during the Reporting Periods.

(c) TAX FEES. There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d) ALL OTHER FEES. There were no fees billed for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Registrant during the Reporting Periods.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the GE Institutional Funds (the “Funds”) Board of Trustees is responsible, among other things, for the appointment, compensation and oversight of the work of the Fund’s independent accountants/auditors (the “Auditor”). As part of this responsibility and to ensure that the Auditor’s independence is not impaired, the Audit Committee (1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds’ investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds’ operations or financial reporting, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that sets forth the pre-approval policies and procedures:

1. Selection and Pre-Approval of Auditor and Approval of Fees.

(i) The Audit Committee shall pre-approve the selection of the Auditor and shall recommend for ratification the selection, retention or termination of the Auditor by the full Board, including the independent Trustees/Directors, and, in connection therewith, shall evaluate the independence of the Auditor, including: (i) an evaluation of whether the Auditor provides any consulting services to the Fund’s investment adviser and the extent to which the Auditor provides non-audit services to the Fund’s investment adviser and certain other affiliated service providers as defined in Section 2(f) below, which services are not subject to the pre-approval requirements set forth in Section 4 below; (ii) an evaluation of the extent to which the Auditor has any relationships with the Fund or its affiliated persons that are brought to the attention of the Audit Committee by the Auditor in accordance with applicable standards of the Independence Standards Board (“ISB”), because, in the Auditor’s professional judgment, such relationships may reasonably be thought to bear on the Auditor’s independence with respect to the Fund; and (iii) monitoring the Auditor’s compliance with respect to the rotation requirements for the lead and coordinating partners having primary responsibility for the Fund’s audits and any partner responsible for the reviewing the Fund’s audits. The Audit Committee shall review the Auditor’s specific representations as to its independence.

(b) The Audit Committee shall pre-approve and review the fees charged by the Auditor for audit and non-audit services to be provided to the Fund and certain affiliated service providers (as defined in Section 2(f) below) in accordance with the pre-approval requirements set forth in Section 4 below. The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.

2. Meetings with the Auditor. The Audit Committee shall meet with the Auditor, including private meetings, prior to the commencement of substantial work on the audit and following the conclusion of the audit, as well as such other times as the Audit Committee shall deem necessary or appropriate. The Auditor shall report directly to the Audit Committee. The Auditor shall report at least annually, concerning the following and other pertinent matters:

(a) to review the arrangements for and scope of the annual audit and any special audits;

(b) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, all critical accounting policies and practices to be used;

(c) to discuss any matters of concern relating to the Fund’s financial statements, including: (i) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (ii) any alternative treatments of financial information within GAAP that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;

(d) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, any material written communication between the Auditor and Fund management, such as any management letter or schedule of unadjusted differences;

(e) to discuss the opinion the Auditor has rendered regarding the Fund’s financial statements;

(f) to report all non-audit services that does not require Audit Committee pre-approval and are provided to certain affiliated persons of the Fund, including: (1) the Fund’s investment adviser or sub-advisers (but excluding any investment sub-adviser whose role is primarily portfolio management and is overseen by the investment adviser), (2) the Fund’s principal underwriter, and (3) any entity controlling, controlled by, or under common control with the investment adviser or principal underwriter, that provides “ongoing” services to the Funds in accordance with the pre-approval requirements of paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X (each, a “Covered Affiliate” and collectively, “Covered Affiliates”);

(g) to review, in accordance with current standards of ISB, all relationships between the Auditor and the Fund or its affiliated persons that, in the Auditor’s professional judgment, may reasonably be thought to bear on its independence, and to confirm, in light of such information, whether the Auditor believes, in its professional judgment that it may properly serve as independent accountants/auditors with respect to the Fund;

(h) to consider the Auditor’s comments with respect to the Fund’s financial policies, procedures and internal accounting controls and responses thereto by the Fund’s officers and Fund management, as well as other personnel;

(i) to investigate any improprieties or suspected improprieties in the operations of the Fund to the extent necessary or appropriate in light of any internal investigations by the Fund’s officers and/or by officers or employees of the Fund management of such improprieties;

(j) to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund’s assets and their financial reporting;

(k) to report on the Fund’s qualification under Subchapter M of the Internal Revenue Code, amounts distributed and reported to shareholders for Federal tax purposes and the Fund’s tax returns; and

(l) to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.

If the Auditor’s report on the above-listed (and other pertinent) matters is not made in person to the Audit Committee within 60 days following the end of the Fund’s fiscal year, the Auditor shall deliver a written report to the Audit Committee concerning these matters within such 60 day period.

3. Change in Accounting Principles. The Audit Committee shall consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Fund’s officers.

4. Pre-Approval of Audit Related Services and Permissible Non-Audit Services. The Audit Committee shall pre-approve both audits (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Act and SEC regulations there under.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

5. Prohibited Activities of the Auditor. The Audit Committee shall confirm with the Auditor that it is not performing contemporaneously (during the audit and professional engagement period) non-audit services for the Fund that the Audit Committee believes may taint the independence of the Auditor. The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

(2) PERCENTAGE OF SERVICES IN PARAGRAGHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during 2011 or 2012 for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f) Not applicable.

(g) NON-AUDIT FEES. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $0 in 2011 and $0 in 2012.

(h) AUDITOR INDEPENDENCE. There were no non-audit services rendered to Service Affiliates those were not pre-approved.

ITEM 5.	Audit Committee of Listed Registrants

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. (15 U.S.C. 78c(a)(58)(A)).The Registrant’s audit committee members are: R. Sheldon Johnson, John R. Costantino and Donna M. Rapaccioli.

ITEM 6.	Schedule of Investments.

Attached as part of ITEM 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Applicable only to Closed-End Management Investment Companies.

ITEM 8.	Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to Closed-End Management Investment Companies.

ITEM 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Applicable only to Closed-End Management Investment Companies.

ITEM 10.	Submission of Matters to a Vote of Security Holders.

No material changes.

ITEM 11.	CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

(a) Attached hereto as exhibit 1 is the Company’s Code of Ethics.

(b) Attached hereto as Exhibit 2 and Exhibit 3 are the Certifications of Michael J. Cosgrove and Arthur A. Jensen as principal executive officer and principal financial officer, respectively of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GE INSTITUTIONAL FUNDS

By:	/S/ MICHAEL J. COSGROVE
Michael J. Cosgrove
Chairman, GE Institutional Funds

Date:	November 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ MICHAEL J. COSGROVE
Michael J. Cosgrove
Chairman, GE Institutional Funds

Date:	November 27, 2012

By:	/S/ ARTHUR A. JENSEN
Arthur A. Jensen
Treasurer, GE Institutional Funds

Date:	November 27, 2012

EXHIBIT INDEX

(a)(1) Code of Ethics.

(b)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(3) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.